UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FARMER MAC

Accelerating Rural Opportunities

2026

PROXY STATEMENT

FARMER MAC'S SECONDARY MARKET

$$
Debt, Equity & Securitization Financing
FINANCIAL INSTITUTIONS
FARMER MAC
CAPITAL MARKETS
Loans
Debt Service & Dividends
Loans
RURAL INFRASTRUCTURE
AGRIBUSINESS
FARMERS & RANCHERS
BORROWERS

OUR MISSION

To Holders of Farmer Mac
Voting Common Stock

April 15, 2026
DEAR FARMER MAC STOCKHOLDER:
The Board of Directors of the Federal Agricultural
Mortgage Corporation ("Farmer Mac") is pleased to
invite you to attend Farmer Mac's 2026 Annual
Meeting of Stockholders to be held on Thursday,
May 14, 2026, at 8:00 a.m. Eastern Time at the
third floor conference center in Farmer Mac's
headquarters located at 2100 Pennsylvania
Avenue, NW, Washington, DC 20037 ("Farmer
Mac Headquarters"). Webcast: https://
www.farmermac.com/investors/events-
presentations/
We request any stockholder who wants to attend the
meeting in person to register by May 12, 2026 by
sending an email to ir@farmermac.com with "Farmer
Mac Meeting Registration" in the subject line.
Individuals who attend the meeting in person should
arrive early to allow time to get through security. The
Notice of Annual Meeting and Proxy Statement
accompanying this letter describe the business to be
transacted at the meeting.
We hope you will be able to attend the meeting and
suggest you read the Notice of Annual Meeting and Proxy
Statement for information about Farmer Mac and the
Annual Meeting of Stockholders. We have also enclosed
Farmer Mac's 2025 Annual Report. Although the Annual
Report is not proxy soliciting material, we suggest you read it for more information about Farmer Mac. Please
complete, sign, date, and return a proxy card at your
earliest convenience to help us establish a quorum and
avoid the cost of further solicitation. The giving of your
proxy will not affect your right to vote your shares
personally if you attend the meeting. If you plan to attend
the meeting, please so indicate on the enclosed proxy card.
Sincerely,

LOWELL L. JUNKINS Board Chair

I
Proxy Statement Summary

OUR MISSION FOR AGRICULTURE, INFRASTRUCTURE, AND RURAL AMERICA
Farmer Mac proudly serves as a company driven by its
mission to increase the accessibility of financing to
provide vital liquidity for American agriculture and rural
infrastructure. Created by Congress, Farmer Mac offers
a secondary market that provides liquidity to our
nation’s agricultural and infrastructure businesses,
supporting a vibrant and strong rural America. We offer
a wide range of solutions to help meet financial
institutions’ growth, liquidity, risk management, and
capital relief needs across markets, including
agriculture, agribusiness, broadband infrastructure,
power and utilities, and renewable energy. Farmer Mac
also serves as a critical investment tool for states,
counties, municipalities, pension funds, banks, public
trust funds, and credit unions by offering investment
opportunities that provide diversification in their
investment portfolios, issuance structure flexibility, and a competitive return on their investment dollars.
Farmer Mac's record 2025 performance reflects our
unique position to facilitate competitive access to
financing that fuels growth, innovation, and prosperity in
America's rural and agricultural communities. Our broad
range of products and solutions addresses the
sweeping scope and ever-changing needs of America's
agricultural and infrastructure finance businesses.

FINANCIAL RESULTS[1]

16% Return on Equity in 2025

CAPITAL

$112.77 Book Value per Share (12/31/2025)

$1,800
$1,500
$1,200
$900
$600
$300
$0
Capital ($ in millions)
30%
25%
20%
15%
10%
5%
0%
$1,452
$1,501
$1,706
15.40%
14.20%
13.30%
2023
2024
2025
Statutory Minimum Core Capital
Core Capital Amount Above Statutory Minimum
Tier 1 Capital Ratio

QUARTERLY DIVIDENDS

7% Year-over-Year Dividend Increase

(1)Core earnings and net effective spread are non-GAAP measures. For a reconciliation of core earnings to GAAP net income and a reconciliation of net effective spread to GAAP net interest income, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
in Farmer Mac’s Annual Report on Form 10-K filed with the SEC on February 19, 2026.

II

Farmer Mac 2026 Proxy Statement

MEETING AGENDA VOTING MATTERS

Proposal 1	ELECTION OF DIRECTORS	For	Page 13

Proposal 2	SELECTION OF INDEPENDENT AUDITOR	For	Page 74

Proposal 3	ADVISORY VOTE TO APPROVE THE COMPENSATION OF FARMER MAC’S NAMED EXECUTIVE OFFICERS	For	Page 75

MEETING AND VOTING INFORMATION
Date and Time
8:00 a.m. Eastern Time
May 14, 2026
Location
Third Floor Conference Center
Farmer Mac Headquarters
Webcast & Teleconference Information
Webcast: https://www.farmermac.com/investors/
events-presentations/
Dial-In: 1-800-836-8184
Record Date
March 23, 2026
Even if you plan to attend our 2026 Annual Meeting of Stockholders in person, please read this Proxy Statement with care and vote right away by returning your proxy card by mail.
This summary highlights information contained elsewhere in this Proxy Statement. The summary does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting.

III

Proxy Statement Summary

BOARD STRUCTURE

15 Members
	5	5	5
	elected by Class A Stockholders (banks and other financial institutions)	elected by Class B Stockholders (Farm Credit System institutions)	appointed by U.S. President (includes Board Chair)

BOARD COMMITTEE STRUCTURE & COMPOSITION

Committee	No. of meetings Held in 2025	% Attendance	Board Members

Audit	8	100%	Engebretsen	McKissack	Plagge	Sexton •	Stones •

Business Development & Business Strategy	4	100%	Faivre •	Gales	Johnson	Riel	Shaw •

Corporate Governance	7	100%	Davidson	Junkins •	McKissack	Sexton	Ware	Wilcher •

Credit	4	100%	Davidson	Gales •	Plagge •	Shaw	Stones

Enterprise Risk	5	97%	Junkins	Riel	Shaw	Ware •	Wilcher •

Finance	5	100%	Engebretsen •	Gales	Johnson	McKissack •	Sexton

Human Capital & Compensation	7	97%	Davidson •	Engebretsen	Faivre	Riel •	Ware

Public Policy & Corporate Social Responsibility	4	96%	Faivre	Junkins	Plagge	Stones •	Wilcher

●	Chair	●	Vice Chair	●	Acting Chair

BOARD QUALIFICATIONS & SKILLS

Strategic Planning Experience
14
Executive
12
Service on Other Boards
12
Agricultural Finance, Capital Markets, Financial Investment, or Lending
10
Accounting or Financial Reporting Experience
9
Agricultural Production
9
Risk Assessment, Management, and Control
9
Governmental, Political, or Public Policy
9
Human Capital Management including Talent Development
6
Cybersecurity Oversight or Information Technology
4
Marketing or Public Relations
3
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14

Director Independence 100%

Farmer Mac seeks Board members
who have the qualities, background,
skills, and experience that reflect
expertise related to the company's
business, strategy, and material
risks from a variety of perspectives.
The variety of backgrounds, skills,
experiences, and perspectives of
the members enables the Board to
provide effective oversight of the
strategic direction, operations, and
risk management of Farmer Mac
and to establish effective
governance practices.

IV

Farmer Mac 2026 Proxy Statement

BEST PRACTICES

Our Board and Management Compensation is Structured to Align with Stockholder Interests

Executive officers and Board members receive Class C Non- Voting Common Stock as compensation	Designed to foster a long-term, performance-oriented culture

Executive officer incentive compensation tied to
key performance metrics:
•Core Earnings Before Credit
•Total Revenues
•Ratio of Substandard Assets to Regulatory Capital
•Business Volume
•Net Charge-Offs
•90-Day Delinquencies
•Compliance with Applicable Capital Requirements

See "Compensation Governance Highlights" on page V for more information

Our Board Reviews its Composition for the Right Mix of Experience and Skills

Focus on individuals with a variety of backgrounds and experiences who have a broad perspective

Demonstrated record of accomplishment as
leaders of agricultural, rural infrastructure, or
other relevant business entities; as agricultural,
rural infrastructure, or commercial lenders; or
as accountants, auditors, or other finance-
related professionals

Farmer Mac is Committed to Creating a Safe and Supportive Working Environment

Equal employment opportunity and anti- harassment policy	Generous benefit and employee welfare programs

Annual Code of Conduct training	Comprehensive Employee Manual

Whistleblower hotline	Cybersecurity policy

Our Governance Practices Promote Board Effectiveness and Stockholder Interests

Annual election of 10 directors	Limited number of outside directorships for all Board members

Annual review of composition of all committees for relevant representation of backgrounds and skills	Separate CEO and Board Chair roles to provide additional independent oversight

Directors complete
annual self-
evaluations of Board,
and members of the
Audit, Human Capital
& Compensation,
Corporate
Governance, and
Enterprise Risk
Committees complete
annual self-
evaluations of
those committees
Insider trading policy prohibits any director or employee from engaging in pledging and specified hedging activities in Farmer Mac’s securities

V

Proxy Statement Summary

COMPENSATION GOVERNANCE HIGHLIGHTS
Farmer Mac’s stock ownership policy aligns the interests
of officers and directors with those of Farmer Mac’s
stockholders and promotes sound corporate governance
and a long-term perspective in managing Farmer Mac.
STOCK OWNERSHIP POLICY
FOR COMPANY OFFICERS
AND DIRECTORS

Title	Minimum Ownership Requirement

Chief Executive Officer	3x annual salary

Executive Vice President	2x annual salary

Senior Vice President	annual salary base

Vice President	half of annual salary base

Non-Employee Director	2x annual cash retainer

CLAWBACK POLICY FOR
EXECUTIVE OFFICERS
Our clawback policy is consistent with SEC and NYSE
requirements, which allows us to recover incentive
compensation from current or former executive officers
for an accounting restatement, termination of
employment for cause, or an incorrect calculation of a
financial measure used to determine the value or
amount of incentive compensation.
99% OF THE VOTES CAST BY
FARMER MAC’S STOCKHOLDERS IN
2025 SUPPORTED THE
COMPENSATION OF THE NAMED
EXECUTIVE OFFICERS.
Compensation Philosophy adopted to maintain a
compensation program that fosters a performance-
oriented, results-based culture where compensation
varies based on the business results achieved and is
properly aligned with an acceptable risk profile, effective
risk management, and stockholder returns.
•Attract, retain, and reward employees with the skills
required to accomplish Farmer Mac’s business objectives
•Align with Farmer Mac’s business processes, such
as business planning, performance management,
succession planning, and risk management
•Pay for performance by linking significant compensation
to increased stockholder value and the attainment of
established corporate performance goals
•Provide accountability and incentives for achievement
of those objectives
•Properly balance Farmer Mac’s risk profile with both
annual and long-term incentives
•Reward employees for accomplishments in leadership
and strategic performance in areas that can be significant
drivers of long-term stockholder value

LONG-TERM INCENTIVE COMPENSATION
Below we describe the forms of long-term incentive compensation we use for our named executive officers (“NEOs”), their weighting, performance periods, how the payouts are determined, and why we use them.

Long-Term Incentive Form	Mix	Vesting / Performance Period	How Payouts Are Determined	Why We Use Them

Time-Based Restricted Stock Units (RSUs)	50%	1/3 of grant vests per year	Share Price	Ties RSU value directly to the share price

Performance–Based RSUs	25%	0% to 200% vested three years after grant	3-year Cumulative Core Earnings Before Credit subject to capital and asset quality	Aligns with our long-term objective of growing quality earnings while maintaining safety and soundness

Stock Appreciation Rights (SARs)	25%	1/3 of grant vests per year; expire ten years from grant date	Share Price Appreciation	Motivates share price appreciation over the long-term Reinforces emphasis on long-term growth aligned with our objectives

VI

Farmer Mac 2026 Proxy Statement

PAY-FOR-PERFORMANCE PHILOSOPHY
Farmer Mac’s executive compensation program reflects
a strong pay-for-performance philosophy that is
consistent with the risk tolerance of Farmer Mac and
reflects the long-term interests of stockholders. A large
portion of the CEO and other NEO compensation is
variable and performance-based so that the executives
who are most responsible for overall performance and
changes in stockholder value are held accountable for
results.

21:1 CEO PAY RATIO

2025 CEO TARGET COMPENSATION MIX	2025 TARGET COMPOSITION MIX FOR OTHER NEOS (AVERAGE)

●	Target Bonus	●	Base Salary	●	Target Long-term Incentive Value	●	At Risk

LINES OF BUSINESS*
Our lines of business reflect how we are managing, evaluating, and serving our business based on the type of customer and market.

Line of Business	% of Outstanding Volume	Segment	Business Volume	Customer / Market	Q4 Net Effective Spread (%)	2025 Volume Growth

Agricultural Finance	65%	Farm & Ranch	$19.6 Billion	Traditional agricultural real estate mortgage liquidity and wholesale finance liquidity	1.06%	5%

		Corporate AgFinance	$2.0 Billion	More complex farming operations, agribusinesses focused on food, fuel, and fiber processing, and other agriculture supply chain production	2.07%	3%

Infrastructure Finance	35%	Power & Utilities	$7.9 Billion	Rural electric generation and transmission cooperatives, distribution cooperatives, and wholesale finance liquidity	0.34%	15%

		Renewable Energy	$2.4 Billion	Renewable energy generation and storage projects	1.74%	72%

		Broadband Infrastructure	$1.5 Billion	Rural telecommunication companies including broadband, fiber, wireless, data centers, etc.	2.42%	91%

Total			$33.4 Billion		1.22%	13%

* Results shown are as of and for the year ended December 31, 2025.

VII

Proxy Statement Summary

OUR CUSTOMERS
From small rural community banks to large financial institutions, Farmer Mac's customers reflect the wide range of
America's rural landscape.

COMMERCIAL & COMMUNITY BANKS	NON -BANK LENDERS	RURAL ELECTRIC COOPERATIVES	RURAL UTILITIES

AGRICULTURAL FUNDS	AGRIBUSINESSES	FARM CREDIT SYSTEM INSTITUTIONS

OUTSTANDING BUSINESS VOLUME

●	Farm & Ranch	●	Corporate AgFinance	●	Power & Utilities	●	Renewable Energy	●	Broadband Infrastructure

LOAN PORTFOLIO RISK PROFILE BY LINE OF BUSINESS*

AGRICULTURAL FINANCE LOAN PORTFOLIO

Special Mention
3%
Substandard
2%
$21.5
Billion
Acceptable
95%

INFRASTRUCTURE FINANCE LOAN PORTFOLIO

Special Mention
0%
Substandard
1%
$11.8
Billion
Acceptable
99%

*As of December 31, 2025. Special mention assets generally have potential weaknesses due to performance issues but are currently considered to be adequately secured. Substandard assets have a well-defined weakness or weaknesses and there is a distinct possibility that some loss will be sustained if deficiencies are not corrected.

VIII

Farmer Mac 2026 Proxy Statement

A CHAMPION FOR RURAL AMERICA

Farmer Mac has helped fund loans to over 95,000 rural borrowers in all 50 STATES.	LOCAL BANKS to LARGE INSTITUTIONS — Just like our customers, our transactions vary in size and scope from small agricultural mortgage purchases to large-scale renewable energy projects.

Farmer Mac’s highly skilled team has experience underwriting approximately 144 COMMODITIES from cattle to casaba melons and from permanent plantings to processing facilities.	96% of our Farm & Ranch and USDA guaranteed loans went to FAMILY FARMS in 2025.

Farmer Mac’s STRENGTH and STABILITY enables us to effectively serve the growing financial needs of our customers in times of growth and just as consistently during market downturns.	We provide financing to rural electric cooperatives that power an estimated 16 MILLION residential customers.

PHILANTHROPY

Mission Statement:
We know that when
agricultural and rural
communities do well, our
company does as well.
Farmer Mac’s employees
and Board are committed
to supporting activities,
programs, and causes
that enhance the vitality
of rural America and the
communities in which
they reside.

We proudly engage in philanthropy to support our customers and communities. Our efforts begin in the communities in which we live and work, in providing aid and relief for disasters impacting agricultural and rural areas, and in supporting programs aimed at helping the next generation of agricultural professionals to grow and prosper.

Provided financial support to over two dozen organizations in 2025, including:

MEALS FROM THE HEARTLAND	COMMON GOOD CITY FARM	TRIBAL AGRICULTURE FELLOWSHIP PROGRAM
Donated $25,000 after our employees volunteered in a meal packaging event for food insecure children. Our donation provided over 86,000 meals, feeding 333 children for a year.	Donated $25,000 after our employees participated in a financial literacy training for over 20 students enrolled in the organization's summer programming.	Donated $200,000 and created opportunities for 18 students to advance their education with the purpose of preserving and promoting the legacy of agriculture in Tribal communities.

WORKPLACE AWARDS

We are committed to fostering a strong workplace and are proud to be recognized for our efforts on the national stage.
Notice of Annual Meeting

April 15, 2026
Notice is hereby given that the 2026 Annual Meeting
of Stockholders of the Federal Agricultural Mortgage
Corporation will be held on Thursday, May 14, 2026,
at 8:00 a.m. Eastern Time at the third floor
conference center in Farmer Mac Headquarters
and via Webcast and Teleconference: Webcast:
https://www.farmermac.com/investors/events-
presentations Dial-In: 1-800-836-8184.

Proposal 1	Election of Directors

FOR	Page 13

Proposal 2	Selection of Independent Auditor

FOR	Page 74

Proposal 3	Advisory Vote to Approve the Compensation of Farmer Mac’s Named Executive Officers

FOR	Page 75

Please read the attached Proxy Statement for
information about the matters to be considered and
acted on at the meeting.
Eligible holders of record of Farmer Mac's Class A Voting
Common Stock and Class B Voting Common Stock at
the close of business on March 23, 2026 are entitled to
notice of and to vote at the meeting and any adjournment
or postponement of the meeting. For at least ten days
before the meeting, a list of Farmer Mac's stockholders
will be available for examination by any stockholder for
any purpose germane to the meeting at Farmer Mac
Headquarters between the hours of 9:00 a.m. and
5:00 p.m. Eastern Time. We request any stockholder
who wants to attend the meeting in person to register by
May 12, 2026 by sending an email to ir@farmermac.com
with "Farmer Mac Meeting Registration" in the subject
line. Individuals who attend the meeting in person should
arrive early to allow time to get through security.
Even if you intend to attend the meeting in person, please
complete and date the enclosed proxy card, sign it exactly
as your name appears on the card, and return it in the
postage prepaid envelope. This will ensure the voting of your shares if you do not attend the meeting. The giving of your
proxy will not affect your right to vote your shares personally if you attend the meeting. THIS PROXY IS SOLICITED BY
THE BOARD OF DIRECTORS OF FARMER MAC.
By order of the Board of Directors,

GERALDINE I. HAYHURST Secretary

1
Proxy Statement

For the Annual Meeting of Stockholders to be held on May 14, 2026
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors ("Board") of the
Federal Agricultural Mortgage Corporation ("Farmer Mac") of proxies from the holders of Farmer Mac's Class A
Voting Common Stock and Class B Voting Common Stock (together, "Voting Common Stock"). Farmer Mac is not soliciting proxies from the holders of its Class C Non-Voting Common Stock. The proxies will be voted at Farmer
Mac's 2026 Annual Meeting of Stockholders ("Meeting"), to be held on Thursday, May 14, 2026, at 8:00 a.m. Eastern
Time at the third floor conference center in Farmer Mac's headquarters located at 2100 Pennsylvania Avenue, NW,
Washington, DC 20037 ("Farmer Mac Headquarters"), and at any adjournment or postponement of the Meeting. The
Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card are being mailed to holders of Voting
Common Stock on or about April 15, 2026. In this Proxy Statement, "we," "us," and "our" refer to Farmer Mac except as the context otherwise requires or as otherwise noted.
At the Meeting, Farmer Mac's Board will present for a vote the election of ten members to the Board (Proposal 1) and the ratification of the appointment of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for fiscal year
2026 (Proposal 2). The Board will also present for a vote the approval, on an advisory basis, of the compensation of
Farmer Mac's named executive officers ("NEOs") disclosed in this Proxy Statement (Proposal 3). The Board is not aware of any other matter to be presented for a vote at the Meeting.
Important Notice Regarding the Availability of Proxy Materials for Farmer Mac's Annual Meeting of
Stockholders to be held on May 14, 2026: the Proxy Statement, sample proxy cards, and Farmer Mac's 2025
Annual Report are available at www.farmermac.com/investors/financial-information/.

2
General Information

VOTING RIGHTS
One of the purposes of the Meeting is to elect ten
members to the Board. Title VIII of the Farm Credit Act of
1971, as amended (referred to as Farmer Mac's charter),
provides that Farmer Mac's Class A Voting Common
Stock may be held only by banks, insurance companies,
and other financial institutions or entities that are not
Farm Credit System institutions. Farmer Mac's charter
also provides that Farmer Mac's Class B Voting
Common Stock may be held only by Farm Credit System
institutions. Holders of Voting Common Stock who are
not eligible holders of that stock may not vote the shares
held and should dispose of their stock to eligible holders.
Farmer Mac has the right, but not the obligation, to
repurchase shares of Voting Common Stock from
ineligible holders for book value.
Farmer Mac's charter provides that five members of the
Board will be elected by the holders of the Class A
Voting Common Stock ("Class A Holders") and that five
members of the Board will be elected by the holders of
the Class B Voting Common Stock ("Class B Holders").
The remaining five members of the Board are appointed
by the President of the United States, with the advice
and consent of the United States Senate. The President
of the United States designates the Board Chair from
among the five appointed Board members.

RECORD DATE
The Board has fixed March 23, 2026 as the record date
to determine the stockholders entitled to receive notice
of and to vote at the Meeting. At the close of business
on that date, Farmer Mac had 1,030,780 shares of
Class A Voting Common Stock outstanding and
500,301 shares of Class B Voting Common Stock
outstanding, which together constitute the only shares
of Farmer Mac's outstanding capital stock entitled to
vote at the Meeting. See "Stock Ownership of Directors,
Director Nominees, Named Executive Officers, and
Certain Beneficial Owners—Principal Holders of Voting
Common Stock."

VOTING
The presence, in person or by proxy, of the holders
entitled to vote at least a majority of Farmer Mac's
outstanding Voting Common Stock is required for a
quorum at the Meeting. Thus, 765,541 shares of Voting
Common Stock must be represented by stockholders
present at the Meeting or by proxy to have a quorum.
PROPOSAL 1
Under Farmer Mac's charter, the holders of Farmer Mac's
Voting Common Stock are entitled to one vote per share,
with cumulative voting permitted at all elections of directors.
Under cumulative voting, each stockholder is entitled to
cast the number of votes equal to the number of shares
of the class of Voting Common Stock owned by that
stockholder, multiplied by the number of directors to be
elected by that class. All of a stockholder's votes may be
cast for a single candidate for director or may be distributed among any number of candidates. Class A Holders are
entitled to vote only for the five directors to be elected by
Class A Holders. Class B Holders are entitled to vote only
for the five directors to be elected by Class B Holders.
A stockholder may withhold a vote from one or more
nominees by marking the box to "WITHHOLD
AUTHORITY FOR ALL NOMINEES" or by marking the
box to "CUMULATE YOUR VOTE" and then specifying
the allocation by percentage or number of votes in the
space to the right of the nominee name(s). We urge
stockholders who intend to cumulate their votes for any
nominee or nominees to read the "INSTRUCTIONS TO
CUMULATE YOUR VOTE" on the proxy card and to
indicate how they want their votes to be cumulated in
the space to the right of the applicable nominee
name(s) on the proxy card. The five nominees from
each class who receive the greatest number of votes
will be elected directors. If one or more of the nominees
becomes unavailable for election, the Proxy Committee

3

General Information

(described below) will cast votes under the authority
granted by the enclosed proxy for any substitute or
other nominee as the Board may designate. If proxies
are signed and returned but no instructions are
indicated on the proxies, the proxies represented by the
Class A Voting Common Stock will be voted for the five
nominees specified in this Proxy Statement as Class A
nominees, with the votes being cast evenly among each
of the Class A nominees, and the proxies represented
by the Class B Voting Common Stock will be voted for
the five nominees specified in this Proxy Statement as
Class B nominees, with the votes being cast evenly
among each of the Class B nominees.
The election of directors shall be decided by a plurality
of the votes cast at a meeting of stockholders by the
stockholders entitled to vote in the election of each
class of directors. Votes to withhold from all nominees
and broker non-votes (as defined below) will not affect
the outcome of the vote of Proposal 1.
PROPOSALS 2 AND 3
Other than the election of directors, the Class A Holders and
Class B Holders vote together as a single class on any matter submitted to a vote of the holders of Voting Common Stock.
The affirmative vote of a majority of the votes cast by the
holders of shares of Farmer Mac's Voting Common Stock
entitled to vote and represented in person or by proxy at
the Meeting is required for the approval of Proposals 2 and
3. Farmer Mac's Amended and Restated By-Laws ("By-
Laws") provide that "votes cast" do not include abstentions
and broker non-votes (as defined below).
Shares of Voting Common Stock represented by proxies
marked "Abstain" for any proposal presented at the
Meeting (other than Proposal 1 for the election of
directors) will be counted to determine the presence of a
quorum, but will not be voted for or against the
proposal. Abstentions will not affect the outcome of the
vote on Proposals 2 or 3.
If a holder of Voting Common Stock holds shares
through an account with a bank or broker, the voting of
the shares by the bank or broker when the holder does
not provide voting instructions is governed by the rules
of the New York Stock Exchange ("NYSE"), which
provides banks and brokers with discretionary voting
authority to vote shares on certain matters for which
their customers do not provide voting instructions. A
"broker non-vote" occurs when a bank or broker holding
the shares has not received voting instructions from its
customer and either chooses not to vote those shares
for which it has discretionary voting authority at a
stockholders' meeting, or is not permitted to vote those
shares because the bank or broker does not have
discretionary voting authority. Broker non-votes will be
counted as shares present at the Meeting to determine
whether a quorum is present, but will not be voted for or
against the related proposal.
The ratification of PricewaterhouseCoopers LLP as
Farmer Mac's independent auditor for fiscal year 2026 is
likely a matter in which banks and brokers have
discretionary voting authority. Thus, banks and brokers
may vote shares on Proposal 2 if they have not received
a customer's instructions, and there generally will be no
broker non-votes on this proposal unless a bank or
broker chooses not to vote shares on Proposal 2.
For all other proposals in this Proxy Statement, banks
and brokers will likely not have discretionary voting
authority. Thus, stockholders must provide their banks
or brokers with instructions on how to vote for their
shares to be voted. Broker non-votes will not affect the
outcome of the vote on Proposal 3 because broker
non-votes will not be considered as "votes cast."

PROXY PROCEDURE
Any holder of Voting Common Stock will be afforded the
right to vote through the proxy solicited by the Board.
When a proxy is returned properly completed and
signed, the shares it represents must be voted by the
Proxy Committee (described below) as directed by the
stockholder. If you sign and return your proxy card but
do not specify how you want your shares voted, they will
be voted as recommended by the Board. We urge
stockholders to specify their choices by marking the
appropriate boxes on the enclosed proxy card.
Execution of a proxy will not prevent a stockholder
from attending the Meeting, revoking a previously
submitted proxy, and voting in person. Any stockholder
who gives a proxy may revoke it at any time before it
is voted by notifying Farmer Mac's Secretary in writing
on a date later than the date of the proxy, by
submitting a later dated proxy, or by voting in person
at the Meeting. Mere attendance at the Meeting,
however, will not constitute revocation of a proxy.
Written notices revoking a proxy should be sent to
Farmer Mac's Secretary at Farmer Mac Headquarters.
The Proxy Committee consists of three executive
officers of Farmer Mac—Geraldine I. Hayhurst,
Bradford T. Nordholm, and Matthew M. Pullins—and will
vote all shares of Voting Common Stock represented by
proxies signed and returned by stockholders in the
manner specified. The Proxy Committee will also vote
the shares represented by proxies in accordance with
its members' best judgment on any matters not known
when this Proxy Statement was printed that may
properly be presented for action at the Meeting.

4
Corporate Governance Matters

DIRECTOR INDEPENDENCE
The Board has adopted a formal set of standards to
form the basis for determinations of director
independence prescribed by NYSE listing requirements.
To be considered "independent" under these standards,
the Board must affirmatively determine that a director
does not have a material relationship with Farmer Mac
or any of its affiliates (as defined in Rule 144(a)(1)
under the Securities Act of 1933, as amended, or
"Securities Act") other than as a director of Farmer Mac,
either directly or as a partner, stockholder, or officer of
an organization that has a relationship with Farmer Mac.
The Board broadly considers all relevant facts and
circumstances in making an independence
determination, including the independence criteria
included in Farmer Mac's Corporate Governance
Guidelines available on Farmer Mac's website,
www.farmermac.com, in the "Corporate Governance"
portion of the "Investors" section, as well as the
guidance under the NYSE listing standards and any
other factors that the Board may deem relevant, in
determining whether a director lacks a material
relationship with Farmer Mac and therefore is
"independent". These criteria meet or exceed all
standards for director independence under applicable
rules of the Securities and Exchange Commission
("SEC") and NYSE.
In March 2026, the Board considered all direct and
indirect transactions and relationships between each
director (either directly or as a partner, stockholder,
officer, director, or employee of, or other significant
relationship with, an entity that has a relationship with
Farmer Mac) and Farmer Mac and its management to
determine whether any of those transactions or
relationships were inconsistent with a determination that
the director is independent. As a result of its review, the
Board affirmatively determined that each of the following
current directors meets the criteria for director
independence set forth above and thus is independent:
Richard H. Davidson, James R. Engebretsen,
Sara L. Faivre, Amy H. Gales, Mitchell A. Johnson,
Lowell L. Junkins, Eric T. McKissack, Jeffrey L. Plagge,
Kevin G. Riel, Robert G. Sexton, Daniel L. Shaw,
Charles A. Stones, Todd P. Ware, and LaJuana S.
Wilcher.
Messrs. Johnson and Davidson are not standing
for re-election at the Meeting. The Board also
affirmatively determined that new director nominees
Dale E. Crawford and Lyle Logan meet the criteria
for director independence set forth above and thus
are independent.
In making its independence determinations, the Board
considered that because financial institutions are
required to own Voting Common Stock to participate in
some of Farmer Mac's programs, transactions often
occur in the ordinary course of business between
Farmer Mac and companies or other entities at which
some of the current directors or director nominees are
or have been officers or directors. In particular, the
Board evaluated for each of Messrs. Plagge and
Sexton all transactions during the preceding three
years between Farmer Mac and the company where
each currently serves or recently served as a director.
Those transactions included: (1) purchases by Farmer
Mac of qualified agricultural mortgage loans and rural
infrastructure loans (and participation interests in
each); (2) entering into long-term standby commitments
to purchase qualified loans by Farmer Mac;
(3) purchases by Farmer Mac of USDA-guaranteed
portions of loans; (4) purchases and guarantees of
AgVantage securities by Farmer Mac secured by rural
infrastructure loans; and (5) the annual amount of
guarantee and commitment fees paid to Farmer Mac
by the related company and any servicing or other fees
received by that company from Farmer Mac. In each
case, the transactions had terms and conditions
comparable to those applicable to entities unaffiliated
with Farmer Mac. The Board affirmatively determined
that none of the relationships were material under the
independence criteria.

5

Corporate Governance Matters

BOARD OF DIRECTORS MEETINGS AND COMMITTEES
The Board held nine meetings in 2025. No member of
the Board attended less than 75% of the aggregate
number of Board meetings and meetings of the
committees on which he or she served during 2025. All
members of the Board are expected to attend the
Meeting in-person. All directors who were then serving
on the Board attended the 2025 Annual Meeting of
Stockholders. The Board Chair generally presides over
all meetings of the Board, including regularly scheduled
executive sessions of the Board in which members of
management do not participate. Farmer Mac's
Corporate Governance Guidelines provide that the
Board Chair or the majority of the Board may designate
any other director to preside over executive sessions of
non-management directors.
The Board currently has eight standing committees to
help the Board perform its responsibilities: Audit
Committee, Business Development and Business
Strategy Committee, Corporate Governance
Committee, Credit Committee, Enterprise Risk
Committee, Finance Committee, Human Capital and
Compensation Committee, and Public Policy and
Corporate Social Responsibility Committee. Each
director serves on at least two committees. The Board
also forms ad hoc committees from time to time. One
such ad hoc committee is a dedicated cybersecurity
subcommittee of the Enterprise Risk Committee that
helps oversee Farmer Mac's cybersecurity programs
and practices.
The following table shows the standing committees on which each current member of the Board serves:

	Audit	Business Development and Business Strategy	Corporate Governance	Credit	Enterprise Risk	Finance	Human Capital and Compensation	Public Policy and Corporate Social Responsibility
Davidson							C
Engebretsen						VC
Faivre		C
Gales				C
Johnson
Junkins			C
McKissack						C
Plagge				VC
Riel							VC
Sexton	VC
Shaw		VC
Stones	C							AC
Ware					C
Wilcher			VC		VC

Member	C	Chair	AC	Acting Chair	VC	Vice Chair
See "Class A Nominees," "Class B Nominees," and "Directors Appointed by the President of the United States" under "Proposal 1: Election of
Directors—Information about Nominees for Directors" for more information about the current members of the Board who are standing for re-election at the Meeting.

6

Farmer Mac 2026 Proxy Statement
The following tables summarize the key responsibilities of each standing Board committee, as well as the number of meetings each committee held during 2025 (C = Chair, AC = Acting Chair, and VC = Vice Chair):

Audit Committee

8 Number of Meetings Held in 2025	Charles A. Stones C Robert G. Sexton VC Members •James R. Engebretsen •Eric T. McKissack •Jeffrey L. Plagge	Independence Each member of the committee is independent	Audit Committee Financial Expert •James R. Engebretsen

Key Committee Responsibilities
Oversees Farmer Mac's conduct and processes that relate to accounting and financial reporting, the integrity of consolidated financial statements, and systems of disclosure controls and procedures and internal control over financial reporting; assists the Board in oversight of legal and regulatory compliance and (in conjunction with
Enterprise Risk, which has primary oversight responsibility), oversight of risk assessment and risk management policies; oversees qualifications, engagement, compensation, independence and performance of Farmer Mac's independent auditor as well as the annual audit; approves any non-audit services by this independent auditor;
hires and oversees the work of the leader of Farmer Mac's internal audit function; and reviews the scope of audits as recommended by the independent auditor and internal audit function.

Business Development and Business Strategy Committee

4 Number of Meetings Held in 2025	Sara L. Faivre C Daniel L. Shaw VC Members •Amy H. Gales •Mitchell A. Johnson •Kevin G. Riel	Independence Each member of the committee is independent

Key Committee Responsibilities
Oversees Farmer Mac's execution of the strategic plan established by the Board; policies and strategy for obtaining and maintaining customers to promote business development and growth; execution of the business and mission activities; marketing strategies; the loan servicing and operations functions and related relationships;
exposure to customer reputational risks; and Farmer Mac's success in accomplishing strategic and business development goals in its strategic and business plans.

7

Corporate Governance Matters

Corporate Governance Committee

7 Number of Meetings Held in 2025	Lowell L. Junkins C LaJuana S. Wilcher VC Members •Richard H. Davidson •Eric T. McKissack •Robert G. Sexton •Todd P. Ware	Independence Each member of the committee is independent

Key Committee Responsibilities
Assists the Board in developing and recommends to the Board corporate governance guidelines and principles;
reviews the corporate governance of Farmer Mac and recommends improvements when necessary; identifies individuals qualified to serve as directors (including stockholder outreach) and recommends to the Board nominees for the directors to be elected at the annual meeting of shareholders; identifies and establishes a search committee to identify individuals qualified to serve as CEO and makes recommendations about those individuals to the Board; advises Human Capital and Compensation Committee on the CEO recommendations for executive officers and recommends their appointment to the Board; oversees development of corporate strategy, the overall strategic planning process and making recommendations to the Board about corporate strategy;
oversees processes and procedures established to support and monitor compliance with Farmer Mac's code of business conduct and ethics and related corporate policies; meets at least quarterly with the leader of Farmer
Mac's compliance function; resolves conflicts of interest; in consultation with any ad hoc crisis management committee, oversees Farmer Mac's response to any sudden crisis that threatens to substantially disrupt, damage or destroy Farmer Mac's operations, business, or reputation and requires an action to be taken before a meeting of the Board can be convened; and exercises certain powers of the Board during the intervals between meetings of the Board.

Credit Committee

4 Number of Meetings Held in 2025	Amy H. Gales C Jeffrey L. Plagge VC Members •Richard H. Davidson •Daniel L. Shaw •Charles A. Stones	Independence Each member of the committee is independent

Key Committee Responsibilities
Oversees all policy matters relating to changes to Farmer Mac's credit, collateral valuation, underwriting, credit risk concentrations, and loan diversification standards; assesses credit risk and assist Board in establishing credit risk appetite; reviews agreed-upon key performance indicators to monitor current credit-related risks and identify emerging risks; makes recommendations to the Board on credit matters; hires and oversees the work of Farmer
Mac's director of internal credit review and reviews and approves the internal credit review function's work plan and results.

8

Farmer Mac 2026 Proxy Statement

Enterprise Risk Committee

5 Number of Meetings Held in 2025	Todd P. Ware C LaJuana S. Wilcher VC Members •Lowell L. Junkins •Kevin G. Riel •Daniel L. Shaw	Independence Each member of the committee is independent

Key Committee Responsibilities
Oversees Farmer Mac's enterprise-wide risk management framework and risk across Farmer Mac as a whole and across all risk types; oversees Farmer Mac's corporate insurance program, and periodically reviews the information technology function and related risks; assists the Board and Farmer Mac's executive officers to identify, evaluate, monitor, and manage or mitigate major strategic, operational, financial, credit, liquidity and funding, market security, legal or regulatory, technology, cybersecurity, reputational, and emerging or other risks inherent to the business and from external sources; oversees the risk assessment and risk management policies;
and considers and makes recommendations to the Board on matters related to enterprise-risk and risk areas not covered under jurisdiction of other committees.

Finance Committee

5 Number of Meetings Held in 2025	Eric T. McKissack C James R. Engebretsen VC Members •Amy H. Gales •Mitchell A. Johnson •Robert G. Sexton	Independence Each member of the committee is independent

Key Committee Responsibilities
Oversees Farmer Mac's finance policies and activities and financial affairs, including all policies and activities related to funding, pricing, capital, liquidity, interest rate risk, asset and liability management, investment and securitization (but not finance policies and activities overseen by other committees); reviews agreed-upon key performance indicators to monitor current finance-related risks and identify emerging risks; and considers and makes recommendations to the Board on finance matters.

9

Corporate Governance Matters

Human Capital and Compensation Committee

7 Number of Meetings Held in 2025	Richard H. Davidson C Kevin G. Riel VC Members •James R. Engebretsen •Sara L. Faivre •Todd P. Ware	Independence Each member of the committee is independent

Key Committee Responsibilities
Oversees matters related to Farmer Mac's human capital and resources; supports search committees to negotiate with CEO candidates; acts upon recommendation of CEO of appointment of other executive officers and makes recommendations to the Board; establishes and reviews total compensation policy governing all executive compensation plans and programs, using compensation consultants as necessary or advisable; makes recommendations to the Board on the total compensation of the Board; approves the total compensation of executive officers; provides oversight of the human resources function; provides oversight of human resources policies, including those related to equal employment opportunity and the employee experience; in consultation with the Corporate Governance Committee, provides oversight on management succession planning process;
and approves and/or makes recommendations to the Board on compensation and benefit plans for Farmer Mac's directors and designated executive officers.

Public Policy and Corporate Social Responsibility Committee

4 Number of Meetings Held in 2025	Charles A. Stones AC Members •Sara L. Faivre •Lowell L. Junkins •Jeffrey L. Plagge •Lajuana S. Wilcher	Independence Each member of the committee is independent

Key Committee Responsibilities
Oversees matters concerning public policy and corporate social responsibility, including: external policies affecting agriculture and rural infrastructure; legislation affecting Farmer Mac and its activities; Farmer Mac's relationship with Congress, governmental agencies, and other public stakeholders; exposure to political, regulatory, and reputational risks arising from those relationships; Farmer Mac's political action committee
("PAC"), including alignment of the PAC's objectives with Farmer Mac's congressional outreach efforts; the impact of corporate social responsibility policies on Farmer Mac's stakeholders; and the development of Farmer Mac's philanthropic strategy; also generally considers and makes recommendations to the Board on matters related to public and regulatory policy, legislative activity, and corporate social responsibility.

Each of these standing Committees oversees aspects of Farmer Mac's enterprise risk management as described below. See "Proposal 1: Election of Directors" for more information about the Corporate Governance Committee. See
"Executive Compensation Governance" for more information about the Human Capital and Compensation Committee.
See "Report of the Audit Committee" and "Proposal 2: Selection of Independent Auditor" for more information about the
Audit Committee. See "Enterprise Risk Management" for more information about the Enterprise Risk Committee.

10

Farmer Mac 2026 Proxy Statement

ENTERPRISE RISK MANAGEMENT
The Board oversees the risk management function of
Farmer Mac and has established, maintained and
periodically updated Farmer Mac's enterprise-wide risk
management program. Farmer Mac's executive officers
have the primary responsibility for identifying,
measuring, managing, and reporting the risks
associated with Farmer Mac's business, including
strategic, operational, financial, credit, liquidity and
funding, market, cybersecurity, human capital, legal or
regulatory, compliance, technology, third party,
reputational, political, and emerging and other risks. The
Board currently oversees Farmer Mac's enterprise risk
through the Enterprise Risk Committee and the
delegation of specific areas of risk by the Board to the
other Board committees, as well as through Farmer
Mac's Chief Risk Officer and the compliance, internal
audit, and internal credit review functions.
The Enterprise Risk Committee assists the Board to
oversee the adequacy and design of Farmer Mac's
enterprise-wide risk management program. The
Enterprise Risk Committee periodically assesses
management's implementation of the enterprise-wide
risk management program, recommends improvements
and adjustments to the risk management program in
accordance with the evolution, growth, and
development of Farmer Mac's business, capital
structure, risk allocation, complexity, and industry best
practices. The Enterprise Risk Committee assists the
Board to oversee risk across Farmer Mac as a whole
and across all risk areas, and to oversee the mapping
and allocation of certain specific risk-related oversight
responsibilities to the appropriate Board committees in
accordance with the allocation of risk oversight reflected
in the charter of each committee. The other Board
committees report on significant risks identified within
their jurisdictions to the Enterprise Risk Committee, and
the Enterprise Risk Committee provides a report on any
identified risks to the full Board at each Board meeting.
Farmer Mac's Chief Risk Officer regularly reports to the
Board and the Enterprise Risk Committee regarding the
enterprise-wide risk management program and
conducts Board training sessions and facilitates
discussions on risk-related topics and best practices.
Farmer Mac's Chief Risk Officer is also responsible for
assisting Farmer Mac's executive officers to develop
and monitor a risk management program, policies,
procedures, and controls in the context of Farmer Mac's
strategic objectives and to identify, monitor, and report
any current and emerging risks. Farmer Mac's Chief
Risk Officer also has a reporting line to the Enterprise
Risk Committee and regularly updates that committee
on discussions with management and the other Board
committees about Farmer Mac's risk management
program and any current and emerging risks, risk
management issues, or compliance concerns. The
Board has also established a dedicated cybersecurity
subcommittee of the Enterprise Risk Committee that
helps oversee Farmer Mac's cybersecurity programs
and practices, including the identification and mitigation
of security and privacy risks. This subcommittee
currently consists of two members of the Enterprise
Risk Committee – Mr. Ware (acting chair of the
subcommittee) and Mr. Shaw, with a third member
expected to be added to that subcommittee in May 2026
after the Meeting.
Farmer Mac's compliance function manages Farmer
Mac's policies and procedures framework, operates the
compliance program, and conducts compliance risk
assessments to identify key compliance risks. Farmer
Mac's internal audit function annually compiles a risk
assessment and, under the oversight of the Audit
Committee, conducts periodic audits of each of the
various risk areas within Farmer Mac at least once
every three years. The internal credit review function
provides an independent assessment of credit risk and
reports directly to the Credit Committee.

11

Corporate Governance Matters

The following table summarizes the key risk areas overseen by each Board committee:

Name of Board Committee	Risks Overseen by Board Committee

Audit
Financial reporting and accounting practices of Farmer Mac, as well as primary oversight of whistleblower complaints related to accounting and auditing matters, allegations of fraud, and regulatory compliance

Business Development and Business Strategy	Farmer Mac's exposure to customer reputational risks, risks related to the development and maintenance of Farmer Mac's customer relationships, and strategic execution risk

Corporate Governance	Governance policies of Farmer Mac and compliance with Farmer Mac's code of business conduct and ethics and related corporate policies

Credit	Credit risks related to Farmer Mac's business, including credit underwriting, loan servicing, loan documentation, and counterparty risk

Enterprise Risk
Farmer Mac's overall enterprise-wide risk management program, risk governance structure, cybersecurity, security breaches, data governance, business continuity planning, model risk assessment, risk governance and management practices, and risk tolerance and risk appetite levels

Finance
Farmer Mac's finance-related risks, including asset and liability management, funding risk, changes in asset values, investment quality, liquidity risk, and compliance with the Board's capital adequacy, investment, and interest rate risk policies

Human Capital and Compensation
Alignment of Farmer Mac's compensation policies and plans with its overall risk tolerance, as well as oversight of all human resources issues such as employee benefits, employee development and retention, and staff turnover

Public Policy and Corporate Social Responsibility	Farmer Mac's exposure to political, regulatory, and reputational risks arising from political or regulatory activities or relationships

CODE OF BUSINESS CONDUCT AND ETHICS
Farmer Mac has adopted a code of business conduct and ethics ("Code of Conduct") that applies to all directors, officers, employees, and agents of Farmer Mac, including Farmer Mac's principal executive officer, principal financial officer, principal accounting officer, and other senior financial officers. The Code of Conduct was most recently amended in May 2025. A copy of the Code of Conduct is available on Farmer Mac's website, www.farmermac.com, in the "Corporate Governance" portion of the "Investors" section. Farmer Mac will post any amendment to, or waiver from, a provision of the Code of Conduct in that same location on its website. A print copy of the Code of Conduct is available free of charge upon written request to Farmer Mac's Secretary at Farmer Mac Headquarters.

12

Farmer Mac 2026 Proxy Statement

STOCKHOLDER PROPOSALS
Each year, at the annual meeting, the Board submits to
the stockholders its recommended nominees for
election as directors. The Audit Committee's selection of
an independent auditor for the year is also submitted for
stockholder ratification at each annual meeting in
accordance with Farmer Mac's By-Laws. The Board
may, upon proper notice, also present other matters to
the stockholders for action at an annual meeting,
including presenting proposals such as those in this
Proxy Statement for the approval, on an advisory basis,
of the compensation of Farmer Mac's named executive
officers. Besides those matters presented by the Board,
the stockholders may be asked to act at an annual
meeting upon proposals timely submitted by eligible
holders of Voting Common Stock.
Under Rule 14a-8(e) under the Securities Exchange Act
of 1934, as amended ("Exchange Act"), proposals of
stockholders to be presented at the Meeting were
required to be received by Farmer Mac's Secretary on
or before December 17, 2025 for inclusion in this Proxy
Statement and the accompanying proxy card. Other
than the election of ten members to the Board, the
ratification of the appointment of
PricewaterhouseCoopers LLP as Farmer Mac's
independent auditor for fiscal year 2026, and the
approval, on an advisory basis, of the compensation of
Farmer Mac's named executive officers disclosed in this
Proxy Statement, the Board knows of no other matters
to be presented for action at the Meeting. If any other
matters not known when this Proxy Statement was
printed are properly brought before the Meeting or any
adjournment or postponement of the Meeting, the Proxy
Committee intends to vote proxies in accordance with
its members' best judgment.
Only proper proposals under Rule 14a-8 under the
Exchange Act that are timely received will be included
in the Proxy Statement and related proxy card for
Farmer Mac's 2027 Annual Meeting of Stockholders.
If any stockholder eligible to do so intends to present a
proposal for consideration at Farmer Mac's 2027 Annual
Meeting of Stockholders under Rule 14a-8 under the
Exchange Act, Farmer Mac's Secretary must receive the
proposal on or before December 16, 2026 to be
considered for inclusion in the 2027 Proxy Statement.
Proposals should be sent to Farmer Mac's Secretary at
Farmer Mac Headquarters.
The By-Laws provide that stockholders who seek to
bring other business before a meeting of stockholders,
other than the election of directors, generally must
provide notice of that intent not earlier than 120
calendar days nor later than 90 calendar days before
the first anniversary of the immediately preceding year's
annual meeting of stockholders, and, in that notice,
provide Farmer Mac with relevant information about the
proposal. Any stockholder proposal received by Farmer
Mac's Secretary before January 14, 2027 or after
February 13, 2027 will be considered untimely and, if
presented at the 2027 Annual Meeting of Stockholders,
the Proxy Committee, as then constituted, will have the
right to exercise discretionary voting authority on that
proposal to the extent authorized by Rule 14a-4(c)
under the Exchange Act.
For information about stockholders' nominations of
individuals to stand for election as a director at an
annual meeting, see "Proposal 1: Election of Directors—
Stockholder Director Nominations."

COMMUNICATIONS WITH THE BOARD
Stockholders and other interested parties may communicate directly with members of the Board by writing to them at
Federal Agricultural Mortgage Corporation, 2100 Pennsylvania Avenue, NW, Suite 450N, Washington, DC 20037.

13

Proposal 1	Election of Directors

The Board of Directors unanimously recommends that Class A Holders and Class B Holders vote FOR all of the Nominees, as applicable, listed below for election as directors.

BOARD STRUCTURE
Farmer Mac's charter provides that five of Farmer Mac's
directors are elected by the Class A Holders and that
five directors are elected by the Class B Holders. At the
Meeting, ten directors will be elected for one-year terms.
Four of the five Class A nominees and four of the five
Class B nominees currently serve as members of the
Board. The directors elected by the Class A Holders and
the Class B Holders at the Meeting will hold office until
Farmer Mac's 2027 Annual Meeting of Stockholders, or
until their respective successors have been duly elected
and qualified.
The charter also provides that the President of the United
States appoints five members to the Board with the advice
and consent of the United States Senate ("Appointed
Members"). The Appointed Members serve at the
pleasure of the President of the United States, who also
designates one of the Appointed Members as the Board
Chair. One of the five Board seats for Appointed
Members is currently vacant. After the election at the
Meeting, the Board will consist of the four Appointed
Members named under "—Information about Nominees
for Directors—Directors Appointed by the President of
the United States" below (or such other Appointed
Members who may be appointed by the President and
confirmed by the Senate before May 14, 2026) and the
ten members who are elected by the holders of Farmer
Mac's Voting Common Stock.

SELECTION OF DIRECTOR NOMINEES BY BOARD
The Corporate Governance Committee facilitates the
selection of director nominees. Farmer Mac's By-Laws
require the Corporate Governance Committee to consist of
two Appointed Members, two directors elected by the holders
of the Class A Voting Common Stock, and two directors
elected by the holders of the Class B Voting Common Stock.
The Corporate Governance Committee Charter requires that
both the Board Chair and the Board Vice Chair serve on the
Corporate Governance Committee as long as each is
determined to be "independent" under the independence
criteria in Farmer Mac's Corporate Governance Guidelines.
As described under "Corporate Governance Matters—
Director Independence," the Board has determined that all
of the current members of the Corporate Governance
Committee are "independent" as defined under Farmer
Mac's Corporate Governance Guidelines, which prescribe
independence criteria that meet or exceed all standards
for director independence under applicable SEC and
NYSE rules. The Corporate Governance Committee
Charter and Farmer Mac's Corporate Governance
Guidelines are available on Farmer Mac's website,
www.farmermac.com, in the "Corporate Governance"
portion of the "Investors" section. Print copies of the
Corporate Governance Committee Charter and Farmer
Mac's Corporate Governance Guidelines are available
free of charge upon written request to Farmer Mac's
Secretary at Farmer Mac Headquarters.
In identifying and evaluating potential director candidates, the Corporate Governance Committee adheres to the
criteria set forth in the By-Laws and the Corporate
Governance Guidelines, as well as a policy statement on
directors adopted by the Board that expresses the general
principles that should govern director selection and conduct.
The Corporate Governance Committee annually reviews
the appropriate qualifications, skills, and characteristics
sought in Board members in the context of the composition
of the Board as a whole at that time and in accordance with
the criteria in the By-Laws. The Corporate Governance
Committee's assessment includes a Board member's
qualification as to independence and a commitment to
represent the interests of all stakeholders rather than those of a specific constituency, as well as issues of judgment,
capability, skills (such as training in, or understanding of, relevant industries, technologies, or disciplines), and
financial or other relevant professional or industry
experience or expertise, all in the context of an assessment of the perceived needs for the effective operation of the
Board and its committees at that time. The Corporate
Governance Committee strives to identify and retain as

14

Farmer Mac 2026 Proxy Statement
members of the Board individuals who have the qualities,
background, skills, and experience that reflect expertise
related to Farmer Mac's business, strategy, and material
risks from a variety of perspectives. This mix of professional and personal characteristics results in a wide range of
perspectives and varied viewpoints that enhance strategic
decision-making. The variety of backgrounds, skills,
experiences, and perspectives of the Board members also
enables the Board to provide effective oversight of the
strategic direction, operations, and risk management of
Farmer Mac and to establish effective governance
practices. Those practices support the development of
Farmer Mac's business while promoting strong financial
performance, the creation of long-term stockholder value,
and the fulfillment of the company's mission to increase the accessibility of financing to provide vital liquidity for
American agriculture and rural infrastructure.
With these considerations in mind, the Board has
determined that its elected members should consist of
individuals with a variety of backgrounds, skills,
experiences, and perspectives who have a demonstrated
record of accomplishment as leaders of agricultural, rural
infrastructure, or other relevant business entities; as
agricultural, rural infrastructure, or commercial lenders;
or as accountants, auditors, or other finance-related
professionals. In recommending a nominee for director,
the Corporate Governance Committee also considers an
individual's ability to represent objectively all of Farmer
Mac's stockholders, as well as his or her character,
judgment, fairness, commitment, and overall ability to
serve Farmer Mac. Thus, besides considering the current
needs of the Board and the quality of an individual's
personal and professional background, skills, and
experience, the Corporate Governance Committee
seeks individuals who:
•have integrity, independence, an inquiring mind, an
ability to work with others, good judgment, intellectual
competence, and motivation;
•have the willingness and ability to represent all
stockholders' interests and not only the interests of
the particular stockholders that elect the director to
serve on the Board;
•have an awareness and appreciation of the mission
of Farmer Mac;
•are willing to commit the necessary time and energy
to prepare for and attend Board and committee
meetings; and
•are willing, and have the ability, to present their views
and opinions in a forthright manner but will support a
decision reached by a majority of the Board and act in
the best interests of Farmer Mac and all of its
stockholders upon the conclusion of deliberations on
any matter.
The Corporate Governance Committee and the Board
exercise judgment in applying these factors to select
director nominees.
In identifying potential candidates for the Board, the
Corporate Governance Committee considers
suggestions from Board members, management,
stockholders, and others. From time to time, the
Corporate Governance Committee may retain a search
firm to help identify potential candidates and gather
information about the background and experience of
those candidates. The Corporate Governance
Committee will consider all proposed nominees,
including stockholder nominees, in light of the
qualifications discussed above and the assessed needs
of the Board at the time.
The Corporate Governance Committee recommended
five individuals to be considered for election as Class A
nominees and five individuals to be considered for
election as Class B nominees, and the Board has
approved these recommendations. The individuals
recommended by the Corporate Governance
Committee are referred to collectively as the
"Nominees." The Nominees will stand for election to
serve for terms of one year each, or until their
respective successors are duly elected and qualified.
Eight of the ten Nominees are current members of the
Board standing for re-election. AgriBank, FCB, the
holder of 40.3% of the Class B Voting Common Stock,
recommended to the Corporate Governance Committee
that Daniel L. Shaw be renominated for election to the
Board and that Dale E. Crawford be nominated for
election to the Board. Farmer Mac did not pay any fees
to any director search firms or other third parties to help
identify and evaluate the Nominees.

15

Proposal 1: Election of Directors

STOCKHOLDER DIRECTOR NOMINATIONS
Farmer Mac's By-Laws contain, among other provisions,
an advance notice of director nomination provision to
provide a process for the delivery of timely and proper
notices for stockholder nominations. The exclusive
means by which eligible holders of Farmer Mac's Class
A and Class B Voting Common Stock may nominate an
individual to stand for election to the Board at an annual
meeting of stockholders are set forth in Farmer Mac's
By-Laws and summarized below.
Timely Notice. Stockholders seeking to nominate
persons for election to the Board at an annual meeting
of stockholders must deliver a timely and proper
advance written notice to Farmer Mac, which generally
must be received by Farmer Mac's Secretary not earlier
than 120 calendar days nor later than 90 calendar days
before the first anniversary of the immediately preceding
year's annual meeting of stockholders. For the 2027
Annual Meeting of Stockholders, Farmer Mac must
receive written nominations submitted by the holders of
Farmer Mac's Voting Common Stock on or after
January 14, 2027 through February 13, 2027. Those
submissions should be directed to Farmer Mac's
Secretary at Farmer Mac Headquarters.
Proper Notice. For a stockholder's advance notice
of director nomination to be proper, it must be in
proper written form and be accompanied by the
documentation prescribed in "Nominee Eligibility"
below. The content of the advance notice for director
nomination must include specified representations
from the stockholder and provide detailed information
about, among other things, the nominating person,
stock ownership and related filing obligations under
the Exchange Act, each proposed nominee, and
certain compensation arrangements.
Nominee Eligibility. Prospective director nominees must
satisfy specified requirements to be eligible for
nomination by a stockholder for election as a director,
including requirements to deliver a written questionnaire
prescribed by Farmer Mac about the background and
qualifications of the proposed nominee and a written
representation and agreement in the form prescribed by
Farmer Mac. Farmer Mac's Secretary will provide the
forms of written questionnaire, representation, and
agreement described in this paragraph upon written
request by the stockholder. Farmer Mac's Secretary
must receive these completed documents within the
timeframe specified in this section to be considered
timely notice.
The By-Laws provide that, at a minimum, a proposed
nominee must:
•be a natural person over 21 years of age;
•be a U.S. citizen (which includes a
naturalized citizen);
•be financially literate (i.e., able to read and
understand financial statements and comprehend
general financial concepts);
•have some knowledge about one or more areas of
Farmer Mac's business;
•not have been convicted of any criminal offense
involving dishonesty or a breach of trust;
•not have been found to have violated any provision of
the Farm Credit Act of 1971, any banking laws, or any
federal or state securities laws, including but not
limited to, the Securities Act or the Exchange Act;
•not have had a professional license suspended or
revoked; and
•satisfy such other criteria for service as may be
imposed by applicable law, including, but not limited
to, the rules and regulations of the SEC and any
national securities exchange where Farmer Mac's
shares are listed or traded.
Stockholders are encouraged to review Farmer Mac's
By-Laws containing the requirements described in this
section, which were included as Exhibit 3.1 to Farmer
Mac's Current Report on Form 8-K filed with the SEC on
February 2, 2026.

INFORMATION ABOUT NOMINEES FOR DIRECTOR
Each of the Nominees has consented to being named in
this Proxy Statement and to serve if elected. Each of the
Nominees has been principally employed in his or her
current position for the past five years unless otherwise
noted. If any of the ten Nominees named below is
unable or unwilling to stand as a candidate for the office
of director on the date of the Meeting or at any
adjournment or postponement of the Meeting, the
proxies received to vote for that Nominee will be voted
for any substitute or other nominee as the Board may
designate. The Board has no reason to believe that any
of the Nominees will be unable or unwilling to serve
if elected.

16

Farmer Mac 2026 Proxy Statement

CLASS A NOMINEES

JAMES R. ENGEBRETSEN, 70, has been a member of the Board of Directors of Farmer Mac since June 5, 2008 and serves as vice chair of the Finance Committee and as a member of the
Audit Committee and the Human Capital and Compensation Committee. Mr. Engebretsen
currently serves as a member of the board of directors for Agreed, a software company in Utah that he joined in 2019. He has served as an advisor to Epic Ventures since January 2014 and
Soltis Advisors since 2012. He serves as an advisor to SGT Capital and also served as an advisor to XIO Group from June 2016 to 2018. Mr. Engebretsen is the former Assistant Dean of the Marriott School of Management at Brigham Young University, where he served as Professor of Finance from 2004 until August 2014. He formerly served as the Managing Director of the
Peery Institute of Financial Services at the Marriott School from 2004 to 2006. He joined the
Marriott School with nearly fifteen years of work experience at Lehman Brothers, JP Morgan, and Goldman Sachs in New York and Philadelphia. Mr. Engebretsen left Goldman Sachs in
1995 to set up his own hedge fund, Associates Capital Management. He is a registered investment advisor and earned his Master of Business Administration and Bachelor of Science
in Economics from Brigham Young University.

James R. Engebretsen Director Since: June 5, 2008 Age: 70

LYLE LOGAN, 66, is a retired financial services executive and experienced public company director with more than 45 years of experience in commercial banking, asset management, capital markets, and credit management. He retired in 2025 as Vice Chairman of Northern
Trust, where he served for 25 years in senior leadership roles, including Head of Global
Strategic Relationship Management, Managing Director of Institutional Sales and Client
Servicing, and Senior Vice President and Head of Chicago Private Banking. Earlier in his
career, he held senior leadership positions at Bank of America (formerly Continental Bank)
across capital markets, securities and commodities, private banking, and portfolio management. Mr. Logan brings more than 20 years of board experience, having served as
Lead Director, Board Chair, Audit Committee Chair, Compensation Committee Chair, and
Nominating and Governance Committee Chair for public companies and nonprofit organizations, including Adtalem Global Education, Heidrick & Struggles, and Impax Asset
Management. He holds an M.B.A. in Finance from the University of Chicago and a B.A. in
Accounting and Economics from Florida A&M University.

Lyle Logan Director Nominee Age: 66

\
ERIC T. McKISSACK, 72, has been a member of the Board of Directors of Farmer Mac since
February 23, 2021 and serves as chair of the Finance Committee and as a member of the Audit
Committee and the Corporate Governance Committee. Mr. McKissack is founder and former
CEO of Channing Capital Management, LLC. He retired from Channing, an institutional investment advisory firm, in December 2019 after 16 years. Before founding Channing,
Mr. McKissack was Vice Chair and Co-Chief Investment Officer of Ariel Capital Management
(now known as Ariel Investments). Before joining Ariel in 1986, Mr. McKissack worked for five years as a research analyst for First Chicago and First Chicago Investment Advisors.
Mr. McKissack currently serves as chair of the board of FlexShares, a family of publicly-traded
ETF funds managed by Northern Trust, and serves on the audit and governance committees.
He is also chair and independent trustee on the board of Morgan Stanley Pathway Funds. He also serves on the boards of directors of two related, privately-held engineering and design firms, McKissack & McKissack of Washington, and McKissack & McKissack Midwest.
Mr. McKissack received an SB in Management from the Massachusetts Institute of Technology and holds an MBA from the University of California at Berkeley. Mr. McKissack has also earned the Chartered Financial Analyst designation.

Eric T. McKissack Director Since: February 23, 2021 Age: 72

17

Proposal 1: Election of Directors

JEFFREY L. PLAGGE, 70, has been a member of the Board of Directors of Farmer Mac since
May 16, 2024 and serves as vice chair of the Credit Committee and as a member of the Audit
Committee and the Public Policy and Corporate Social Responsibility Committee. Mr. Plagge
has been a director of both Northwest Financial Corporation and Northwest Bank since
September 2009 and currently serves as Chairman of the board audit committee and is a board member of the executive loan committee of Northwest Financial Corporation. From 2009 to
2020, Mr. Plagge also served as the President and CEO of Northwest Financial Corporation.
Since January 2024, he has served as a Managing Director and consultant for Barnes & Co.
Since 2007, Mr. Plagge has served on the board of directors of American Bankers Mutual
Insurance Co. and served as its chair until 2019. He has also served as a member of the board of directors of the Federal Home Loan Bank of Des Moines since January 2024 and serves as vice chair of its technology committee and a member of its finance committee. In September
2019, Mr. Plagge was appointed Iowa Superintendent of Banking for the Iowa Division of
Banking by the state governor and served until December 2023. Mr. Plagge earned a Bachelor of Science in Agriculture Business from Iowa State University and completed the Graduate
School of Banking program at the University of Colorado-Boulder.

Jeffrey L. Plagge Director Since: May 16, 2024 Age: 70

TODD P. WARE, 60, has been a member of the Board of Directors of Farmer Mac since
May 9, 2019 and serves as chair of the Enterprise Risk Committee, chair of the Cybersecurity
Subcommittee of the Enterprise Risk Committee, and as a member of the Human Capital and
Compensation Committee and the Corporate Governance Committee. Mr. Ware has served as
President and Chief Executive Officer of Licking Rural Electrification – The Energy Cooperative
in Newark, Ohio, since January 2012. He previously served as its Vice President and Chief
Financial Officer from 2001 until 2012 and Vice President – Finance from 1998 to 2000. From
June 2015 to June 2021, Mr. Ware served on the board of directors of National Rural Utilities
Cooperative Finance Corporation, during which time he served on that board's audit, compensation, corporate relations, and loan committees. Mr. Ware has served as a member of the board of directors of Buckeye Power Cooperative since 2012. He currently serves as its
Treasurer and as a member of its executive committee, rate committee, risk management committee, and legislative committee and previously served on its reliability committee. He has also served as a member of the boards of directors of Altheirs Oil Corporation since 2002,
National Gas & Oil Cooperative since 2002, The Ohio State University-Newark Regional
Campus Advisory Board from 2016 to 2025, and Cardinal Operating Company since 2019.
Mr. Ware received his Bachelor of Science in Accounting from The Ohio State University.

Todd P. Ware Director Since: May 9, 2019 Age: 60

18

Farmer Mac 2026 Proxy Statement

CLASS B NOMINEES

DALE E. CRAWFORD, 69, is an experienced agricultural producer and board leader based in Sullivan, Illinois, with more than four decades of leadership in agricultural finance, cooperative governance, and rural community service. A multigenerational corn and soybean farmer since 1979, he brings deep, hands‑on expertise in production agriculture, risk management, capital investment, and long‑term land stewardship. Mr. Crawford has served extensively on boards within the Farm Credit System and related agricultural organizations, including as an elected director of AgriBank, FCB (2017–2025), where he held vice chair roles on both the Audit and Risk Committees, and as a long‑time director and vice chairman of Farm Credit Illinois (2005–2017). His governance experience also includes national‑level policy engagement through the Farm Credit Council in Washington,
DC, as well as decades of leadership with local and regional cooperatives, education boards, and community institutions. He holds a Bachelor of Science in Agricultural
Technology Systems from the University of Illinois at Urbana–Champaign and brings significant board‑level expertise in audit, risk, compliance, and fiduciary oversight in service of agriculture and rural America.

Dale E. Crawford Director Nominee Age: 69

AMY H. GALES, 67, has been a member of the Board of Directors of Farmer Mac since
May 12, 2020 and serves as chair of the Credit Committee and as a member of the Business
Development and Business Strategy Committee and the Finance Committee. Ms. Gales served as Executive Vice President of CoBank, ACB and was a member of CoBank’s management executive committee from 2016 to 2018. Ms. Gales also served at CoBank in the roles of
Executive Vice President, Regional Agribusiness Banking Group, Central Region President, and
Region Vice President, Minneapolis Banking Center, from 2007 to 2016. Ms. Gales previously served as Vice President, Commercial Banking at Wells Fargo, N.A. from 2006 to 2007, as Vice
President, Commercial Lending at Commerce Bank, N.A. from 2002 to 2006, the Executive
Director for Value-Added Agriculture Development Center from 1999 to 2002, and CEO and
General Manager of the United Farmers Cooperative from 1997 to 1999. She began her career at St. Paul Bank for Cooperatives, where she served in various roles from 1981 to 1997, including as Vice President and Banking Center Manager. She has served on various boards during her career, including Farm Credit Leasing (a wholly-owned subsidiary of CoBank).
Ms. Gales and her daughter own Hempstead Farms, a family crop farm in Southeast Minnesota that was founded in 1856. Ms. Gales earned a bachelor’s degree in business administration with an emphasis in finance from the University of Minnesota’s Carlson School of Management.

Amy H. Gales Director Since: May 12, 2020 Age: 67

19

Proposal 1: Election of Directors

KEVIN G. RIEL, 60, has been a member of the Board of Directors of Farmer Mac since
May 16, 2024 and serves as vice chair of the Human Capital and Compensation Committee and as a member of the Business Development and Business Strategy Committee and the Enterprise
Risk Committee . Mr. Riel has been a hop farmer for the last 39 years and has served as
President of Double 'R' Hop Ranches, Inc. since January 1995. Mr. Riel also served as a manager of Double 'R' Hop Ranches, Inc. from June 1986 to December 1994. Mr. Riel has served on the board of directors of Yakima Chief Hops since 2021 (chair since April 2025).
Mr. Riel served on the board of directors of Northwest Farm Credit Services from 2007 to 2017 and served as its chair from 2011 to 2013, where he served on its audit committee, compensation committee, finance committee, and governance committee. Mr. Riel also served on the board of directors of CoBank, ACB from 2014 to 2021 and served as its chair from 2018 to 2021. During that time, he served as chair of CoBank's executive committee and as a member of its compensation committee and succession committee. Mr. Riel also served as board council of
Nationwide Insurance Company from 2018 to 2021. Mr. Riel earned a Bachelor of Science degree in Computer Information Systems and graduated summa cum laude from Central
Washington University. Mr. Riel also has successfully completed certifications for the Premier
Governance Series from the Farm Credit System, as well as the Washington Agriculture and
Forestry Leadership Program. Mr. Riel has completed the director certification course from NACD, earning an NACD.DC designation.

Kevin G. Riel Director Since: May 16, 2024 Age: 60

ROBERT G. SEXTON, 66, has been a member of the Board of Directors of Farmer Mac since
May 5, 2018 and serves as vice chair of the Audit Committee and as a member of the Corporate
Governance Committee and the Finance Committee. Mr. Sexton has operated a citrus growing and packing business since 1983 through a number of entities, including Sexton Grove
Holdings, LLC, Sexton Citrus, LLC, Oslo, Inc., and Oslo Packing Company, Inc. He currently serves as President of the Oslo Citrus Growers Association and has been a member of that organization since 1983. He also serves as President of Oslo Packing Company and Sexton
Inc., which are closely-held commercial real estate companies, since August 2019. Since
January 2024, Mr. Sexton has served as chair of the board of directors for Dairy Feed.
Mr. Sexton has served on the board of directors of Farm Credit of Florida since 2011 and served as its chair from 2015 to 2017. He previously served on the board of directors of Farm Credit of
South Florida from 1996 until 2010 and served as its chair from 2003 to 2005. Mr. Sexton also previously served on the board of directors of AgFirst Farm Credit Bank from 2000 to 2011 and again from 2013 to 2016 and served as its chair from 2007 to 2009. Mr. Sexton has also previously served on the boards of several other organizations, including the Indian River Citrus
League, the Florida Citrus Packers Association, and Highland Exchange Service Cooperative.
Mr. Sexton earned a Bachelor of Science degree in Business Administration and a Master of
Business Administration degree from the University of Florida.

Robert G. Sexton Director Since: May 5, 2018 Age: 66

DANIEL L. SHAW, 70, has been a member of the Board of Directors of Farmer Mac since March 26, 2025 and serves as vice chair of the Business Development and
Business Strategy Committee and as a member of the Credit Committee, the
Enterprise Risk Committee, and the Cybersecurity Subcommittee of the Enterprise
Risk Committee. Mr. Shaw has owned and operated Shaw Farms, LLC in Edgar,
Nebraska since 1975, raising corn, soybeans, wheat, and a commercial cow-calf herd.
He has also owned and managed a local grain elevator since 2006 and operated a commercial poultry breeder barn since 2017. Mr. Shaw previously served on Farmer
Mac’s Board of Directors from December 2019 through May 2021. He also previously served on the board of directors of AgriBank Farm Credit Bank from 2014 to 2021
(including as chair of the Risk Management Committee from 2016 to 2018), and on the board of directors of Farm Credit Services of America from 2007 to 2014 (including as chair of the Compensation Committee and Risk Work Group, a member of the
Business Risk Committee, and 2-year terms as both chair and vice-chair). Mr. Shaw is the chair of the Edgar Township Board and studied business and economics at
Nebraska Wesleyan University.

Daniel L. Shaw Director Since: March 26, 2025 Age: 70

20

Farmer Mac 2026 Proxy Statement

DIRECTORS APPOINTED BY THE PRESIDENT OF THE UNITED STATES

SARA L. FAIVRE, 61, has been a member of the Board of Directors of Farmer Mac since
September 30, 2010 and serves as chair of the Business Development and Business Strategy
Committee and as a member of the Human Capital and Compensation Committee and the
Public Policy and Corporate Social Responsibility Committee. Dr. Faivre serves as an independent director of One More Cloud, an AI-enabled sponsored search technology company. She also sits on the advisory board of Harvest Returns, an ag and agtech investment platform. She has served as a board member, advisory board member for several agtech startups. Dr. Faivre is National Association of Corporate Directors Directorship Certified
and was named to NACD's Directorship 100 in 2021. She has served on the board and in leadership positions in the Texas TricCities Chapter. Dr. Faivre is a partner in, and general manager of, Wild Type Ranch, LLC, a regenerative farm in Southern Wisconsin producing pastured meat and eggs. She was a principal operator of Wild Type Ranch LP, a grass-fed beef ranch in Texas from 2005 to 2024. As President of Sara Faivre, Inc., she provides executive consulting to emerging agtech and sustainable agricultural firms. Dr. Faivre held various executive positions, including Founder and President, in two agricultural biotech startups from 2000 to 2006. She was also the interim Chief Science and Technology officer from 2021 to 2022 for Earthwise Global, a seed-stage agtech. She began her career as a scientist with human and livestock genome projects at the USDA, University of Iowa, University of Illinois, and Texas A&M before becoming a biotech entrepreneur. Dr. Faivre holds a B.S. in
Agricultural Business and Animal Science from Iowa State University and a Ph.D. in Genetics from Texas A&M. Dr. Faivre has earned certificates in Climate Governance, Digital
Directorship, Sustainable Capitalism, and Executive Women Leadership.

Sara L. Faivre Director Since: September 30, 2010 Age: 61

LOWELL L. JUNKINS, 82, has been a member of the Board of Directors of Farmer Mac since June 13, 1996 and has served as Board Chair since March 2022. He previously served as Board Chair from September 2010 to January 2020, Acting Board Chair from
September 2008 to September 2010, and Board Vice Chair from December 2002 to
September 2010 and from January 2020 to March 2022. Mr. Junkins also served as
Farmer Mac’s Acting President and Chief Executive Officer from December 2017 to
October 2018. Mr. Junkins serves as chair of the Corporate Governance Committee and as a member of the Enterprise Risk Committee and the Public Policy and Corporate
Social Responsibility Committee. He was appointed to the Board of Directors by President
Clinton in April 1996 while the Senate was in recess and was confirmed by the Senate on
May 23, 1997, and was reconfirmed by the Senate in June 2003 and September 2010.
Mr. Junkins has worked as a political affairs consultant for Lowell Junkins & Associates in
Des Moines, Iowa, since 1987. He owned and operated Hillcrest Farms in Montrose, Iowa until 2024. He also served as Mayor of Montrose from 1971 to 1972. From 1974 through
1985, Mr. Junkins served as an Iowa State Senator, including as minority leader and majority leader from 1981 to 1985.

Lowell L. Junkins Director Since: June 13, 1996 Age: 82

21

Proposal 1: Election of Directors

CHARLES A. STONES, 71, has been a member of the Board of Directors of Farmer Mac since December 22, 2020 and serves as chair of the Audit Committee, acting chair of the
Public Policy and Corporate Social Responsibility Committee, and as a member of the
Credit Committee. Mr. Stones retired from the Kansas Bankers Association in 2019 after serving 15 years as President and 33 years overall, including roles as director of member relations, director of research, senior vice president, and head lobbyist. At the start of his career, he worked in the investment division of Fourth National Bank for seven years before joining the Kansas Bankers Association in 1986. Mr. Stones previously served on the boards of banking schools in Nebraska and Wisconsin. He graduated from Washburn
University in Topeka, Kansas with a degree in Communications.

Charles A. Stones Director Since: December 22, 2020 Age: 71

LAJUANA S. WILCHER, 71, has been a member of the Board of Directors of Farmer Mac since December 20, 2019, and currently serves as Board Vice Chair. She previously served as Board Chair from January 17, 2020 to March 30, 2022. Ms. Wilcher serves as vice chair of the Enterprise Risk Committee, the vice chair of the Corporate Governance
Committee, and as a member of the Public Policy and Corporate Social Responsibility
Committee. Ms. Wilcher has owned and operated Scuffle Hill Farm in Alvaton, Kentucky since 2005, where she boards horses and grows and harvests orchard grass and fescue hay. She serves on the board of the Warren County Conservation District and is a Certified
Crop Advisor, a Master Grazer, and a Master Cattleman. Ms. Wilcher has also been a partner at the law firm English, Lucas, Priest & Owsley, LLP since 2006, where she represents clients on complex environmental permitting, enforcement, and regulatory compliance matters. Ms. Wilcher’s extensive experience as a leader and manager of large federal and state government agencies includes stints at the United States Department of
Agriculture (USDA), Environmental Protection Agency (EPA), and the Commonwealth of
Kentucky. She was confirmed by the United States Senate in 1989 to be the Assistant
Administrator of Water for EPA, where she served until 1993. Ms. Wilcher also served as the Cabinet Secretary of Kentucky’s Environmental and Public Protection Cabinet from
2003 to 2006, which included Kentucky’s banking, securities, and insurance regulatory agencies, among other things. She currently serves as the chair of the Energy and
Environmental Policy Council for the Kentucky Chamber of Commerce. Ms. Wilcher
received a Bachelor of Science degree from Western Kentucky University and a J.D. from
Salmon P. Chase College of Law, Northern Kentucky University. Ms. Wilcher has also attained the CERT Cybersecurity Oversight Certification for Directors.
Besides the affiliations described above, the Nominees and Appointed Members are active in many local and national trade, commodity, charitable, educational, and religious organizations.

LaJuana S. Wilcher Director Since: December 20, 2019 Age: 71

22

Farmer Mac 2026 Proxy Statement

QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE TO BE REPRESENTED ON THE BOARD
The Corporate Governance Committee has
identified particular qualifications, attributes, skills,
and experience that are important to be represented
on the Board as a whole in light of Farmer Mac's
current needs and business priorities. Farmer Mac's
business is focused primarily on agricultural,
agribusiness, and rural infrastructure lending.
Therefore, the Corporate Governance Committee
believes that the Board should include some
directors who possess knowledge of the underlying
industries. Dr. Faivre, Ms. Gales, Ms. Wilcher, and
Messrs. Crawford, Junkins, Plagge, Riel, Sexton,
and Shaw bring to the Board experience in
agricultural production. Messrs. Riel, and Ware
bring to the Board experience with the rural
infrastructure industry.
Farmer Mac's business also involves complicated
financial transactions and complex accounting
issues. The Corporate Governance Committee
therefore believes that the Board should include
some directors with a high level of financial literacy
or accounting training or experience, as well as
directors with knowledge of finance or capital
markets. Dr. Faivre, Ms. Gales, and Messrs.
Crawford, Engebretsen, Logan, McKissack, Plagge,
Riel, Sexton, Shaw, Stones and Ware bring financial
literacy to the Board. Dr. Faivre, Ms. Gales, and
Messrs. Crawford, Junkins, Engebretsen, Logan,
McKissack, and Ware have accounting training or
financial reporting experience. Dr. Faivre, Ms. Gales,
and Messrs. Crawford, Engebretsen, Junkins, Logan,
McKissack, Plagge, Riel, and Sexton have
knowledge of or experience with agricultural finance,
capital markets, financial investments, or lending.
As a Congressionally chartered, highly regulated,
government-sponsored enterprise, Farmer Mac must
comply with a variety of regulatory and statutory
requirements and be aware of developments in the
political arena. The Corporate Governance Committee
therefore believes that governmental or political
expertise should be represented on the Board. That
governmental, political, or public policy experience is
brought to the Board by Dr. Faivre, Ms. Wilcher, and
Messrs. Junkins, and Stones, all of whom were
appointed to the Board by the President of the United
States and confirmed by the Senate, as well as
Messrs. Crawford, Logan, Plagge, Riel, and Sexton.
As the landscape of opportunities and risks facing
Farmer Mac and its stakeholders changes over time,
the Corporate Governance Committee believes that it is
important for the Board to have members with experience
in strategic planning, risk management, and other
relevant areas.
•Dr. Faivre, Ms. Gales, Ms. Wilcher, and Messrs.
Crawford, Engebretsen, Junkins, Logan, McKissack,
Plagge, Riel, Sexton, Shaw, Stones, and Ware have
experience in strategic planning.
•Dr. Faivre, Ms. Gales, and Messrs. Crawford,
Engebretsen, Logan, Plagge, Riel, Sexton, and Shaw
have experience in risk assessment, management,
and control.
•Messrs. Engebretsen, Logan, Plagge, Riel, Sexton,
and Ware bring to the Board relevant cybersecurity
oversight or information technology experience.
•Dr. Faivre, Ms. Gales, Ms. Wilcher, and Messrs. Riel,
Sexton, and Ware bring to the Board relevant
experience in human capital management and talent
development.
•Dr. Faivre and Messrs. Engebretsen, and Plagge
bring to the Board relevant marketing and public
relations experience.
•Dr. Faivre, Ms. Gales, Ms. Wilcher, and Messrs.
Crawford, Engebretsen, Logan, McKissack, Plagge,
Riel, Sexton, Shaw, and Ware bring to the Board
relevant experience from current or previous service
on other boards.
•Dr. Faivre, Ms. Wilcher, and Messrs. Crawford,
Engebretsen, Junkins, Logan, McKissack, Plagge,
Riel, Sexton, Stones, and Ware have relevant
experience as an executive.
That a director is not named in the discussion of a
particular attribute does not mean that the director does
not possess that qualification or skill, but that it is not a specific area of focus or expertise on which the Board
currently relies.

23

Proposal 1: Election of Directors

2026 BOARD QUALIFICATIONS AND SKILLS

Strategic Planning Experience	Executive	Service on Other Boards

Agricultural Finance, Capital Markets, Financial Investment, or Lending	Accounting or Financial Reporting Experience	Agricultural Production

Risk Assessment, Management, and Control	Governmental, Political, or Public Policy	Human Capital Management, including Talent Development

Cybersecurity Oversight or Information Technology	Marketing or Public Relations

COMPENSATION OF DIRECTORS
In November 2024, the Board maintained the base annual cash retainer payable to each director at $69,000 for 2025.
The Board also approved an increase to the targeted value for the annual equity award granted to each director from
$69,000 to $75,000 for 2025. The overall targeted total compensation per director of $144,000 per year for 2025 represented a 4.3% increase compared to the overall targeted total compensation of $138,000 per year for 2024. The
Board maintained the same level of incremental annual cash retainers payable to the Board Chair ($50,000) and the
Board Vice Chair ($25,000) for 2025 but increased the annual cash retainers payable to the eight committee chairs for
2025 to the levels shown below:

Position	2025 Incremental Retainer ($)
Chair of the Audit Committee	$17,500
Chair of the Corporate Governance Committee	$15,000
Chair of the Enterprise Risk Committee	$15,000
Chair of the Finance Committee	$15,000
Chair of the Human Capital and Compensation Committee	$15,000
Chair of the Business Development and Business Strategy Committee	$10,000
Chair of the Credit Committee	$10,000
Chair of the Public Policy and Corporate Social Responsibility Committee	$10,000
No director who serves as the chair of a committee designated to receive an incremental annual cash retainer is entitled to receive it if that director is already receiving the incremental annual cash retainer payable to the Board Chair or the Board Vice Chair. Because the Board Chair also serves as the chair of the Corporate Governance Committee, the incremental retainer for the chair of that committee is not paid.

24

Farmer Mac 2026 Proxy Statement
The aggregate amount of cash compensation received
by all persons who served on the Board in 2025 was
approximately $1,200,000 for their service on the Board.
This cash compensation amount includes cash
payments made in lieu of dividends that would have
been paid on shares of Class C Non-Voting Common
Stock acquired during the year as a result of the vesting
of annual equity awards in the form of restricted stock
units (RSUs). In lieu of all or a portion of their cash
retainers, directors may elect to receive shares of Class
C Non-Voting Common Stock on a quarterly basis
based on the fair market value on the date of
acquisition.
On March 6, 2025, each of the 14 sitting Board
members was granted 376 time-based RSUs
representing shares of Class C Non-Voting Common
Stock as an annual equity award. The number of RSUs
granted was calculated in accordance with the Board's
policy on equity compensation grants using a targeted
value of $75,000 based on the average stock price over
the previous 30 calendar days ending February 26,
2025 (seven calendar days before the grant date).
Based on the stock price at the time of these grants, the
actual value on March 6, 2025 was $75,956 to each
sitting director. On March 26, 2025, Mr. Shaw was
appointed to the Board to fill the vacancy created by the
death of Mr. Tiarks. Mr. Shaw received a pro-rata annual
equity award of 358 RSUs based on the date he joined
the Board. That grant of RSUs had a fair value of
$69,080 on the date of grant.
All of the RSUs granted to each director in March 2025
vested on March 31, 2026 other than the RSUs granted
to former director Culver. Upon retirement from the
Board on September 30, 2025, Mr. Culver vested in 201
shares of Class C Non-Voting Common Stock based on
the 376 RSUs granted to him in March 2025, with the
remaining 175 shares forfeited.
The following table sets forth the compensation awarded during 2025 to each person who served on the Board in 2025:

Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	All Other Compensation[3] ($)	Total ($)
Chester J. Culver[4]	59,250	75,956	3,553	138,759
Richard H. Davidson	78,437	75,956	2,648	157,041
James R. Engebretsen	74,604	75,956	2,648	153,208
Sara L. Faivre	79,000	75,956	2,648	157,604
Amy H. Gales	79,000	75,956	2,648	157,604
Mitchell A. Johnson	69,000	75,956	2,648	147,604
Lowell L. Junkins	119,000	75,956	2,648	197,604
Eric T. Mc Kissack	78,437	75,956	2,648	157,041
Jeffrey L. Plagge	69,000	75,956	1,739	146,695
Kevin G. Riel	69,000	75,956	1,739	146,695
Robert G. Sexton	69,000	75,956	2,648	147,604
Daniel L. Shaw	52,900	69,080	—	121,980
Charles A. Stones	86,500	75,956	2,648	165,104
Roy H. Tiarks[4]	8,167	—	1,798	9,965
Todd P. Ware	84,000	75,956	2,648	162,604
LaJuana S. Wilcher	94,000	75,956	2,648	172,604
(1)Includes amounts that the following directors earned during 2025 and voluntarily used to purchase, at market value, newly issued shares of
Class C Non-Voting Common Stock in lieu of receiving some or all of their retainers in cash: Mr. Culver ($11,687), Mr. Engebretsen ($73,292),
Ms. Gales ($78,628), Mr. Johnson ($16,501), Mr. Junkins ($5,422), Mr. McKissack ($12,446), Mr. Plagge ($24,643), Mr. Sexton ($32,893), and
Mr. Ware ($15,893). The number of shares of Class C Non-Voting Common Stock received by these directors was based on the closing price of the Class C Non-Voting Common Stock on the last business day of each quarter from March 31, 2025 to December 31, 2025, as reported by the NYSE.
(2)The grant date fair value of each RSU awarded to all sitting members of the Board on March 6, 2025 was $202.01 (the closing price of the Class
C Non-Voting Common Stock on that date as reported by the NYSE). The 358 RSUs awarded to Mr. Shaw upon his appointment to the Board on
March 26, 2025 was granted at a fair value of $192.96 per share (the closing price of the Class C Non-Voting Common Stock on the grant date as reported by the NYSE). Upon the death of Mr. Tiarks on February 4, 2025, his estate vested in 321 shares valued at $62,666 based on a price of
$195.22 per share (the closing price of the Class C Non-Voting Common Stock on the trading day preceding the vesting date as reported by the
NYSE) and forfeited the remaining 52 RSUs awarded to him on March 5, 2024. Upon retirement from the Board on September 30, 2025,
Mr. Culver vested in 201 shares valued at $33,957 based on a price of $168.94 per share (the closing price of the Class C Non-Voting Common
Stock on the trading day preceding the vesting date as reported by the NYSE) and forfeited the remaining 175 RSUs awarded to him on
March 6, 2025.

25

Proposal 1: Election of Directors

(3)The amount received by each director during 2025 in the category "All Other Compensation" consists of the payment of cash in lieu of dividends that would have been paid on shares related to RSUs granted in March 2024 that vested on March 31, 2025. Mr. Shaw did not receive this payment because he did not serve on the Board before March 2025 and therefore did not receive any RSUs that vested in 2025. The amount received by Mr. Tiarks, who served through his death on February 4, 2025, reflects the payment of $1,798 as cash in lieu of dividends that would have been paid on 321 shares related to RSUs granted in March 2024 that vested pro rata upon his death. The amount received by Mr. Culver, who served through September 30, 2025, also includes the payment of $904.50 as cash in lieu of dividends that would have been paid on
201 shares related to RSUs granted in March 2025 that vested pro rata in September 2025 upon his retirement from the Board.
(4)Mr. Tiarks died on February 4, 2025. On September 30, 2025, Mr. Culver, a presidential appointee serving at the pleasure of the President of the
United States, was informed by The White House that his position as a Farmer Mac Board member had ended effective immediately.
In November 2025, the Board (1) approved an increase in the base annual cash retainer payable to each director from
$69,000 to $70,000 for 2026; and (2) approved an increase to the targeted value for the annual equity award granted to each director from $75,000 to $80,000 for 2026. The overall targeted total compensation per director of $150,000 per year for 2026 represented a 4.2% increase compared to the overall targeted total compensation of $144,000 per year for 2025. The Board maintained the same level of incremental annual cash retainers payable to the Board Chair
($50,000) and the Board Vice Chair ($25,000) for 2026 but increased the annual cash retainers payable to the eight committee chairs for 2026 to the levels shown below:

Position	2026 Incremental Retainer ($)

Chair of the Audit Committee	$20,000
Chair of the Corporate Governance Committee	$17,500
Chair of the Enterprise Risk Committee	$17,500
Chair of the Finance Committee	$17,500
Chair of the Human Capital and Compensation Committee	$17,500
Chair of the Business Development and Business Strategy Committee	$11,000
Chair of the Credit Committee	$11,000
Chair of the Public Policy and Corporate Social Responsibility Committee	$11,000
On March 5, 2026, each of the 14 sitting Board members was granted 471 RSUs as an annual equity award.
The number of RSUs granted was calculated in accordance with the Board's policy on equity compensation grants using a targeted value of $80,000 based on the average stock price over the previous 30 calendar days ending
February 26, 2026 (seven calendar days before the grant date). Based on the stock price at the time of these grants, the actual value on March 5, 2026 was $76,373 to each sitting director. All of the RSUs granted to each director in
March 2026 will vest on March 31, 2027 if the director is serving on the Board on that date.
In addition to the cash and equity-based compensation described in this section, Farmer Mac also reimburses directors for expenses incurred in performing their duties as directors and pays for continuing education related to their service as directors on the Board.

26
Stock Ownership of Directors, Director
Nominees, Named Executive Officers,
and Certain Beneficial Owners

DIRECTORS, DIRECTOR NOMINEES, AND NAMED EXECUTIVE OFFICERS
As of March 23, 2026, the sitting members of the Board, nominees for election as directors, and named executive officers of
Farmer Mac listed in the table below may be considered to be "beneficial owners" of the indicated number of equity securities of Farmer Mac, as defined by SEC rules. Farmer Mac's Voting Common Stock may be held only by banks, insurance companies, and financial institutions and Farm Credit System institutions, and may not be held by individuals. Thus, no director, director nominee, or named executive officer owns, directly or indirectly, any shares of any class of Voting Common
Stock. The Class C Non-Voting Common Stock has no ownership restrictions. For information about the beneficial owners of
5% or more of the Voting Common Stock, see "—Principal Holders of Voting Common Stock."

	Voting Common Stock		Non-Voting Common Stock (1)
	Class A or Class B Shares (#)	Percent of Class	Class C Shares (#)	Percent of Class
Bradford T. Nordholm	___	___	67,073	*
Zachary N. Carpenter	___	___	12,595	*
Matthew M. Pullins	___	___	—	*
Brian M. Brinch	___	___	10,908	*
Geraldine I. Hayhurst	___	___	—	*
Gregory N. Ramsey	___	___	2,682	*
Aparna Ramesh	___	___	701	*
Stephen P. Mullery	___	___	39,619	*
Dale E. Crawford	___	___	—	*
Richard H. Davidson	___	___	14,178	*
James R. Engebretsen	___	___	16,172	*
Sara L. Faivre	___	___	1,751	*
Amy H. Gales	___	___	5,372	*
Mitchell A. Johnson	___	___	8,108	*
Lowell L. Junkins	___	___	10,447	*
Lyle Logan	___	___	—	*
Eric T. McKissack	___	___	2,389	*
Jeffrey L. Plagge	___	___	819	*
Kevin G. Riel	___	___	681	*
Robert G. Sexton	___	___	13,699	*
Daniel L. Shaw	___	___	1,387	*
Charles A. Stones	___	___	1,970	*
Todd P. Ware	___	___	3,975	*
LaJuana S. Wilcher	___	___	3,096	*
All directors and current executive officers as a group (19 persons)(2)	___	___	174,620	1.88%
*Less than 1%.

27

Stock Ownership of Directors, Director Nominees, Named Executive Officers, and Certain Beneficial Owners

(1)Does not include shares attributable to RSUs previously granted but scheduled to vest after May 22, 2026. For performance-based RSUs that vested on March 31, 2026, reflects the actual number of shares of Class C Non-Voting Common Stock earned after application of the applicable performance factor rather than the original target number of RSUs. Includes shares of Class C Non-Voting Common Stock underlying SARs that may be acquired within 60 days through the exercise of vested SARs as follows: Mr. Nordholm, 33,327 shares; Ms. Ramesh, 689 shares;
Mr. Carpenter, 4,280 shares; Mr. Mullery, 21,801 shares; and Mr. Brinch, 2,462 shares. Each SAR represents the right to receive, upon exercise, an amount equal to the excess, if any, of the fair market value of a share of Farmer Mac’s Class C Non-Voting Common Stock on the date of exercise over the grant price. Because the future exercise date of vested SARs is not known, the fair market value of a share on the date of exercise is also not known, so the actual number of shares of Class C Non-Voting Common Stock that each person will receive upon exercise of
SARs cannot be determined at this time. The number of shares of Class C Non-Voting Common Stock beneficially owned by each named executive officer reflected in the table above related to SARs is higher than the number of shares of Class C Non-Voting Common Stock that each named executive officer will actually receive upon exercise of any vested SARs.
(2)Group does not include Dale E. Crawford and Lyle Logan, who are nominees for election to the Board but do not currently serve as directors of
Farmer Mac. Group includes the following current executive officers of Farmer Mac: Brian M. Brinch, Zachary N. Carpenter, Geraldine I.
Hayhurst, Bradford T. Nordholm, and Matthew M. Pullins. Group does not include the following named executive officers: Gregory N. Ramsey,
Vice President – Chief Accounting Officer, who served as interim principal financial officer from July through December 2025 and retired from
Farmer Mac in April 2026; Aparna Ramesh, who resigned as Executive Vice President – Chief Financial Officer and Treasurer in July 2025; and
Stephen P. Mullery, who retired from Farmer Mac in April 2026. The number of shares of Class C Non-Voting Common Stock shown for the group includes shares underlying SARs that may be acquired within 60 days by the members of the group through the exercise of vested SARs.

POLICIES ON EMPLOYEE, OFFICER, AND DIRECTOR HEDGING OF FARMER MAC SECURITIES
Farmer Mac has a policy on insider trading applicable to all directors and employees (including named executive officers) that requires compliance with the federal securities laws and adherence to Farmer Mac's other policies and procedures (including "open windows" for sales of stock and the adoption of Rule 10b5-1 plans). Farmer Mac's insider trading policy prohibits any director or employee (including officers) from engaging in any short sales of, or purchases or sales of puts, calls, or other derivative securities based on, Farmer Mac's securities.

PRINCIPAL HOLDERS OF VOTING COMMON STOCK
To Farmer Mac's knowledge, as of March 23, 2026, the following institutions are the beneficial owners of either 5% or more of the outstanding shares of Farmer Mac's Class A Voting Common Stock or Class B Voting Common Stock,
and/or 5% or more of the total number of outstanding shares of Farmer Mac's Voting Common Stock.

Name and Address	Number of Shares Beneficially Owned	Percent of Total Voting Shares Outstanding	Percent of Total Shares Held By Class
AgFirst Farm Credit Bank 1901 Main Street, Columbia, SC 29201	84,024 shares of Class B Voting Common Stock	5.49%	16.79%
AgriBank, FCB 30 E. 7th Street, Suite 1600, St. Paul, MN 55101	201,621 shares of Class B Voting Common Stock	13.17%	40.30%
CoBank, ACB 6340 Fiddlers Green Circle, Greenwood Village, CO 80111	163,253 shares of Class B Voting Common Stock	10.66%	32.63%
Farm Credit Bank of Texas 4801 Plaza on the Lake, Austin, TX 78746	38,503 shares of Class B Voting Common Stock	2.51%	7.70%
Matthew 25 Management Corp. 122 East Butler Avenue, Suite 300, Ambler, PA 19002	98,477 shares of Class A Voting Common Stock	6.43%	9.55%
National Rural Utilities Cooperative Finance Corporation 20701 Cooperative Way, Dulles, VA 20166	81,500 shares of Class A Voting Common Stock	5.32%	7.91%
Zions Bancorporation, National Association One South Main Street, Salt Lake City, UT 84133	322,100 shares of Class A Voting Common Stock	21.04%	31.25%

28

Farmer Mac 2026 Proxy Statement

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires Farmer
Mac's officers and directors, and persons who
beneficially own more than 10% of a registered class of
Farmer Mac's equity securities, to file reports of
ownership and changes in ownership on Forms 3, 4,
and 5 with the SEC.
Based solely on Farmer Mac's review of its corporate
records, copies of reports filed by the reporting persons,
and written representations from reporting persons that
they were not required to file a Form 5 for 2025, Farmer
Mac believes that all of its officers, directors, and
beneficial owners of greater than 10% of any class of its
equity securities complied with all Section 16(a) filing
requirements and timely filed all reports applicable to
them for transactions during 2025, with the exception
of : (1) one late Form 3 was filed by Geraldine I.
Hayhurst, Executive Vice President – Chief Legal
Officer and Secretary, on October 1, 2025, due to a
delay in obtaining EDGAR filing codes; and (2) one late
Form 4 reporting the acquisition of RSUs on one date
was filed by Matthew M. Pullins, Executive Vice
President – Chief Financial Officer and Treasurer, on
December 22, 2025, due to a delay in obtaining EDGAR
filing codes.

29
Executive Officers

The following table sets forth the names and ages of the current executive officers of Farmer Mac, the principal positions held by them with Farmer Mac, and the officers' experience before joining Farmer Mac.

Mr. Nordholm was first appointed as President and Chief Executive Officer in
October 2018 and was reappointed as Chief Executive Officer in October 2025, with his current term extending through March 2027. Before his appointment as Farmer Mac's
Chief Executive Officer, Mr. Nordholm was employed by Starwood Energy Group Global
LLC (“Starwood Energy”), currently known as Lotus Infrastructure Partners, in various capacities from 2006 until September 2018, including serving as its first Chief Executive
Officer & Managing Director from 2006 to 2016, its Co-Head & Senior Managing Director from 2016 to 2017, and its Vice Chairman & Senior Managing Director from 2017 to 2018.
Before joining Starwood Energy, Mr. Nordholm served from 2002 to 2006 in dual capacities as the Co-Founder and Chief Executive Officer of Tyr Energy, an energy infrastructure management firm, and as the Co-Founder & Chairman of Tyr Capital, an asset management and capital investment firm. From 1995 to 1998, Mr. Nordholm served as the Chief Executive Officer of U.S. Central, which was a wholesale financial cooperative for corporate credit unions in the United States. Mr. Nordholm also served in senior-level positions at Aquila, which was later acquired by Kansas City Power & Light, from 1999 to 2002, and at National Cooperative Bank from 1984 to 1995. He was also employed in various capacities by Federal Land Bank of St. Paul (reorganized into
AgriBank FCB) and Interregional Service Corporation of Minneapolis (acquired by an entity in the Farm Credit System) from 1980 to 1984. Mr. Nordholm currently serves on the boards of Carleton College, the Smithsonian Environmental Research Center, and the
Anne Arundel Agriculture Commission. Mr. Nordholm received a Bachelor of Arts degree in Economics from Carleton College.

Bradford T. Nordholm Chief Executive Officer Employee Since: 2018 Age: 70

Mr. Pullins was appointed Executive Vice President – Chief Financial Officer and Treasurer
in December 2025. He brings more than two decades of experience in corporate finance, accounting, strategic planning, capital markets, and regulatory reporting, most recently serving as Senior Vice President, Chief Financial Officer – Capital Markets at PNC
Financial Services Group, Inc. His career reflects a deep understanding of financial strategy, risk management, and enterprise reporting functions, developed through progressively senior leadership roles. Earlier in his career, Mr. Pullins served as Chief
Financial Officer of PNC’s institutional asset management division. Raised on a family farm in western Ohio, Mr. Pullins holds a lifelong personal connection to American agriculture.
He earned his bachelor’s degree in agribusiness and applied economics from The Ohio
State University, where he later returned to complete his Master of Business Administration in corporate financial management. Mr. Pullins is a Certified Public Accountant.

Matthew M. Pullins Executive Vice President – Chief Financial Officer and Treasurer Employee Since: 2025 Age: 47

30

Farmer Mac 2026 Proxy Statement

Mr. Carpenter was appointed Executive Vice President – Chief Business Officer in
May 2019, later appointed President and Chief Operating Officer in October 2025, and is
scheduled to assume the role of Chief Executive Officer in or before 2027. Mr. Carpenter has devoted much of his career to facilitating dependable credit and financial solutions for
American agriculture and rural communities and has accumulated deep expertise developing and innovating financial solutions across the agribusiness value chain while developing strong relationships with other providers of capital. Before joining Farmer Mac,
Mr. Carpenter spent nearly a decade in various management positions at CoBank, ACB, most recently as a Managing Director and Sector Vice President of its Corporate
Agribusiness Banking Group, and previously as Executive Director in its Capital Markets division. He has also served as a vice president in corporate finance at Goldman Sachs.
Mr. Carpenter earned a Bachelor of Science degree in Economics with a concentration in corporate finance from the Wharton School of Business at the University of Pennsylvania,
and a Master of Business Administration with specializations in corporate finance, accounting, and business law from the Stern School of Business at New York University.

Zachary N. Carpenter President and Chief Operating Officer Employee Since: 2019 Age: 44

Ms. Hayhurst serves as Chief Legal Officer and Secretary and joined Farmer Mac in
September 2025 with over two decades of experience practicing law. Most recently
Ms. Hayhurst was employed by CoStar Group, Inc., a leading real estate technology and information services firm, where she served as Associate General Counsel, Corporate and
Compliance. In that position, she supported the company in all aspects of corporate governance, including filings with the Securities and Exchange Commission (SEC), as well as, managing M&A transactions and the Compliance and Privacy teams. From July 2021 to
November 2024, Ms. Hayhurst served as General Counsel and Secretary at NewPoint Real
Estate Capital, a commercial real estate finance firm, providing strategic advice, developing products and executing corporate strategy, while implementing innovative and forward-
looking solutions for the company’s financing products. In previous leadership roles at
Federal Home Loan Mortgage Corporation (Freddie Mac) going back to 2015, Ms. Hayhurst provided counsel to the company’s President, CEO, Division Heads, and Board.

Geraldine I. Hayhurst Executive Vice President – Chief Legal Officer and Secretary Employee Since: 2025 Age: 52

31

Executive Officers

Mr. Brinch was appointed to serve as Executive Vice President – Chief Risk Officer in
March 2025, after having served as Senior Vice President – Enterprise Risk Officer since
March 2021. Mr. Brinch served as Senior Vice President – Rural Infrastructure from May
2019 to March 2021 and as Senior Vice President – Business Strategy and Financial
Research for a year before that. Before Mr. Brinch’s appointment as a Senior Vice
President in 2018, he served as Vice President – Financial Planning and Analysis starting in April 2014 and in multiple positions at Farmer Mac before that starting in 2000, including as Director – Financial Research, Manager – Financial Research, Senior Financial
Research Associate, and Financial Research Associate. Mr. Brinch received a Bachelor of
Science degree in Meteorology from The Pennsylvania State University and a Master of
Science degree in Agricultural and Applied Economics from The Pennsylvania State
University. Mr. Brinch is also a Chartered Financial Analyst® charterholder and holds a
Financial Risk Manager® designation from the Global Association of Risk Professionals.

Brian M. Brinch Executive Vice President – Chief Risk Officer Employee Since: 2000 Age: 49

32
Executive Compensation Governance

INTRODUCTION AND 2025 HIGHLIGHTS
The Human Capital and Compensation Committee of
Farmer Mac's Board of Directors ("Compensation
Committee") generally determines the salaries,
incentive compensation, and other compensation and
benefits of Farmer Mac's named executive officers
("NEOs"). For 2025, the Compensation Committee
determined the compensation of seven of the eight
NEOs and did not determine the compensation of
Gregory N. Ramsey, Farmer Mac's Vice President –
Chief Accounting Officer who also served as Farmer
Mac's interim principal financial officer from August 1,
2025 through December 10, 2025. Mr. Ramsey's 2025
compensation was determined by Farmer Mac's Chief
Executive Officer ("CEO") like all other Farmer Mac
employees who are not executive officers (i.e., not
appointed by the Board and with a title lower than
Executive Vice President). The Compensation
Committee also recommends the compensation of
directors in consultation with the Corporate
Governance Committee for approval by the Board.
The members of the Compensation Committee who
determined the 2025 compensation of Farmer Mac's
directors and NEOs (other than Mr. Ramsey) varied
during the year depending on when compensation
decisions were made. From January through
September 2025, the Compensation Committee
consisted of Mr. Culver, Mr. Davidson, Mr. Engebretsen,
Dr. Faivre, Mr. Riel, and Mr. Ware. Beginning
September 30, 2025, the Committee was reduced to
five members after Mr. Culver left the Board. Thus, only
the five remaining Compensation Committee members
determined: (1) the compensation of Matthew
M. Pullins, who was hired as Farmer Mac's Executive
Vice President – Chief Financial Officer and Treasurer in
December 2025 and (2) the short-term incentive
compensation of certain NEOs for performance in 2025.
Other than the period from May 2024 through May 2025
(when Mr. Ware served as chair of the Compensation
Committee), Mr. Davidson has served as the chair of
the Compensation Committee since June 2012. No
current member of Farmer Mac's Compensation
Committee is or has been an officer or employee of
Farmer Mac. As described in "Corporate Governance
Matters—Director Independence," the Board has
affirmatively determined that all members of the
Compensation Committee are "independent" under:
•Farmer Mac's Corporate Governance Guidelines,
which prescribe independence criteria that meet or
exceed all general standards for director independence
under applicable SEC and NYSE rules; and
•the added independence criteria prescribed by NYSE
rules specifically for directors who serve on the
Compensation Committee.
The Compensation Committee and the Board review
the Compensation Committee Charter annually and
approve changes as appropriate. The complete text of
the Compensation Committee Charter, which reflects
standards in SEC and NYSE rules, is available on
Farmer Mac's website (www.farmermac.com) in the
"Corporate Governance" portion of the "Investors"
section. A print copy of the Compensation Committee
Charter is available free of charge upon written request
addressed to Farmer Mac's Secretary at Farmer
Mac Headquarters.
The Compensation Committee determines and
approves the total compensation of executive officers
after evaluating current market compensation levels for
comparable positions and assessing each executive
officer's performance during the previous calendar year.
The Compensation Committee also consults with the
CEO in evaluating all other executive officers. Neither
the CEO nor any other executive officer is present
during deliberations on his or her compensation by the
Compensation Committee or the Board. The
Compensation Committee, in consultation with the
Corporate Governance Committee, recommends to the
Board the total levels of compensation for Farmer Mac's
directors. The Compensation Committee does not
delegate any of its authority to other persons.
The Compensation Committee engaged Aon's Human
Capital Solutions practice, a division of Aon plc ("Aon")
and otherwise known as McLagan, as its independent
compensation consultant during 2025. Aon is
accountable to and reports directly to the Compensation
Committee. The Compensation Committee asked Aon
to provide market data on executive and director
compensation and information about compensation
trends. The Compensation Committee met with Aon
during 2025 both in general committee session and in
executive session with no members of management
present. The chair of the Compensation Committee also
met separately with Aon with the consent of the other
Compensation Committee members.

33

Executive Compensation Governance

During 2025, some of the noteworthy developments
related to executive compensation included:
•extending the term of Bradford T. Nordholm's existing
employment agreement by one year to serve as
Farmer Mac's CEO (but no longer as President)
through March 31, 2027, subject to earlier termination
as provided in the agreement;
•appointing Zachary N. Carpenter as President and
Chief Operating Officer, designating Mr. Carpenter as
Mr. Nordholm’s successor, and appointing Mr.
Carpenter to serve as Farmer Mac’s CEO upon
Mr. Nordholm’s last day of employment with Farmer
Mac under the terms of an employment agreement
with Mr. Carpenter;
•hiring Matthew M. Pullins as Executive Vice President
– Chief Financial Officer and Treasurer to replace
Mr. Ramsey as interim principal financial officer;
•entering into a transition agreement with former
Executive Vice President – General Counsel and
    Secretary Stephen P. Mullery in connection with his
retirement from Farmer Mac in April 2026;
•hiring Geraldine I. Hayhurst as Executive Vice
President – Chief Legal Officer and Secretary to
replace Mr. Mullery;
•promoting Brian M. Brinch from Senior Vice President
– Enterprise Risk Officer to Executive Vice President
– Chief Risk Officer; and
•the Board's revision to Farmer Mac's By-Laws to
define "executive officers" as officers having the rank
of Executive Vice President or higher (formerly
defined in the By-Laws as officers having the rank of
Senior Vice President or higher), as part of a strategic
reorganization of Farmer Mac’s senior management
team in alignment with industry standards and the
company's strategic goals.

OVERVIEW OF FARMER MAC'S EXECUTIVE COMPENSATION PRACTICES
Farmer Mac has designed its executive compensation
program to align with good governance practices. The
program reflects our philosophy that:
•pay should be aligned with appropriate business
objectives, effective risk management, and
stockholder interests; and
•incentive compensation should depend on company
and individual performance without encouraging
undue risk-taking.
Under the oversight of our Compensation Committee
from design to payout, our executive compensation
program is based on a pay-for-performance approach
(both short-term and long-term) and executive retention.
Our executive compensation program has the following
key features consistent with sound governance:
•Our short-term and long-term incentive compensation
is based on balanced frameworks of metrics that are
aligned with our mission and support the safety and
soundness of Farmer Mac.
•We continue to use equity grants to remain
competitive with our market for executive talent. Our
long-term incentive compensation maintains a
balanced mix of stock appreciation rights ("SARs"),
performance-based restricted stock units ("RSUs"),
and time-based RSUs, placing less emphasis on
SARs in the mix of long-term incentive compensation.
•Much of the long-term incentive compensation we
award is contingent on increased stockholder value
and long-term performance through our grants of
SARs and performance-based RSUs.
•Incentive awards under our performance-based cash
and equity plans are subject to caps and specific
performance minimums.
•We do not provide our executive officers with any
pension or supplemental executive retirement plans
that include an enhanced contribution formula
compared to the formula used for contributions made
by Farmer Mac on behalf of other employees.
Executive officers participate in our defined
contribution qualified retirement plan available to all
employees. Our "make-whole" or "restoration"
nonqualified deferred compensation plan offered to
executive officers uses the same contribution formula
used to determine Farmer Mac's contributions to the
retirement accounts of all employees.
•We have an employment agreement with our CEO
that is a fixed-term contract. None of our other
executive officers have employment contracts other
than Mr. Carpenter as the designated successor to
the CEO.
•We provide conservative severance provisions to our
executive officers, and we do not provide any
additional benefits upon a change-in-control (no
"golden parachutes").

34

Farmer Mac 2026 Proxy Statement
•We do not provide some types of perquisites offered
by many companies, such as club memberships,
company cars, car allowances, private air travel, or
security services.
•We offer limited perquisites to executive officers
above and beyond the benefits provided to all other
employees, such as paid parking at our office building
located in Washington, DC and an incremental
preventive health benefit.
•Our insider trading policy prohibits any director or
employee from engaging in pledging and specified
hedging activities in Farmer Mac's securities.
•We have a stock ownership policy to better align the
interests of officers and directors with those of Farmer
Mac's stockholders.
•We have a compensation recovery or "clawback"
policy that is consistent with SEC and NYSE
requirements, which allows us to recover incentive
compensation from current or
former executive officers for an accounting
restatement, termination of employment for "cause,"
or an incorrect calculation of a financial measure
used to determine the value or amount of incentive
compensation.
•We evaluate our executive compensation program
regularly to ensure that it does not create incentives
for employees to take material risks.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis ("CD&A") discusses our executive compensation program for 2025, mainly as it relates to eight individuals: our CEO; the three individuals who served as our principal financial officer during 2025; our three other most highly compensated executive officers who were serving at year-end 2025; and
one former executive officer whose compensation would have placed him in the top three most highly compensated executive officers for 2025 if he had been serving as an executive officer at year‑end 2025 ("named executive officers"
or "NEOs"):

Name	Title
Bradford T. Nordholm	Chief Executive Officer for all of 2025
Matthew M. Pullins	Executive Vice President – Chief Financial Officer and Treasurer (hired December 11, 2025)
Gregory N. Ramsey
Vice President – Chief Accounting Officer (Retired April 7, 2026), who also served as interim principal financial officer from August 1, 2025 when Ms. Ramesh resigned through December 10, 2025 when Mr. Pullins was hired

Aparna Ramesh	Former Executive Vice President – Chief Financial Officer And Treasurer (Through July 31, 2025)
Zachary N. Carpenter	President and Chief Operating Officer (starting September 25, 2025; Executive Vice President – Chief Business Officer before that promotion)
Brian M. Brinch	Vice President – Chief Risk Officer (starting March 7, 2025; Senior Vice President – Enterprise Risk Officer before that promotion)
Geraldine I. Hayhurst	Executive Vice President – Chief Legal Officer and Secretary (hired September 8, 2025)
Stephen P. Mullery	Former Executive Vice President – General Counsel and Secretary (through September 7, 2025 and then continuing on as a legal advisor to Ms. Hayhurst until his retirement on April 3, 2026)
The number of NEOs for 2025 exceeded the typical number because: (1) three different individuals served as our principal financial officer during the year, all of whom must be identified as NEOs under SEC rules and
(2) one former executive officer is required to be included due to the level of his 2025 compensation although he ceased serving as an executive officer before the end of the year. These circumstances are unusual and expected to be non‑recurring, so they do not indicate an ongoing increase in the size of our senior leadership team. The current list of our NEOs, our 2025 CD&A, and the related tabular disclosures reflect the leadership at
Farmer Mac during 2025 as described above.

35

Executive Compensation Governance

COMPENSATION PHILOSOPHY
The Board, through the Compensation Committee, has adopted a total compensation philosophy for Farmer Mac.
Farmer Mac's total compensation philosophy is designed to maintain a compensation program that fosters a performance-oriented, results-based culture where compensation varies based on the business results achieved and is properly aligned with an acceptable risk profile, effective risk management, and stockholder returns. At the 2025
Annual Meeting of Stockholders to approve the compensation of Farmer Mac's NEOs disclosed in Farmer Mac's 2025
Proxy Statement, over 99% of the votes cast by Farmer Mac's stockholders (excluding broker non-votes and abstentions) supported the compensation. The Board considered the results of this advisory vote and determined that
Farmer Mac's compensation policies and decisions should continue to emphasize the total compensation philosophy.
Specifically, Farmer Mac's compensation philosophy aims to:

Attract, retain, and reward employees with the skills required to accomplish Farmer Mac's business objectives	Provide accountability and incentives for achievement of those objectives	Pay for performance by linking significant compensation to increased stockholder value and the attainment of established corporate performance goals

Properly balance Farmer Mac's risk profile with both annual and long-term incentives	Align with Farmer Mac's business processes, such as business planning, performance management, succession planning, and risk management	Reward employees for accomplishments in leadership and strategic performance in areas that can be significant drivers of long-term stockholder value
Farmer Mac's total compensation philosophy seeks to achieve the appropriate balance among market-based salaries, variable incentive compensation, and benefits collectively designed to motivate the NEOs to achieve Farmer Mac's current and long-term business objectives and thereby enhance long-term stockholder value. This philosophy also seeks to encourage effective risk management and prudent risk-taking within Board-established parameters with the proper balance between short-term and long-term business performance. Farmer Mac strives to deliver a significant portion of total compensation for executive officers through both short-term and long-term incentives that vary with actual business and personal performance.

36

Farmer Mac 2026 Proxy Statement
PEER GROUPS AND
MARKET POSTURE
Farmer Mac is a federally chartered corporation created
to establish a secondary market for agricultural and
rural loans designed to:
•increase the accessibility of financing for American
agriculture and rural infrastructure;
•provide greater liquidity and lending capacity for
agricultural and rural lenders; and
•facilitate intermediate-term and long-term agricultural
and rural funding across business cycles.
Farmer Mac is unique because it is a government-
sponsored enterprise ("GSE") regulated by the Farm
Credit Administration but is also a publicly-traded
financial services company. It is therefore difficult to
identify "peer" companies for comparison purposes.
However, the Compensation Committee has worked
with Aon to identify a blend of comparably-sized
publicly-traded financial services companies and other
mission-focused financial institutions whose business
and risk profiles align with Farmer Mac's. The result is a
peer group that includes public banks, Farm Credit
System ("FCS") institutions, Federal Home Loan Banks
("FHLBs"), and National Rural Utilities Cooperative
Finance Corporation ("CFC"), a mission-focused,
financially-oriented cooperative based in the
Washington, DC metropolitan area focused on financing
rural infrastructure.
The Compensation Committee uses a peer group to
assess competitive practices. Any peer group used by
Farmer Mac is selected based on criteria approved by
the Compensation Committee and is designed to align
the peer group with the unique attributes of Farmer
Mac. The peer group used for 2025 executive
compensation decisions included two segments that
grouped similar types of organizations for analysis—one
segment composed of public banks and one GSE
segment composed of FCS institutions and FHLBs.
That peer group reflects the Compensation Committee's
decision in August 2024, as part of its regular annual
review of the peer group, to maintain the public banks
and GSE segments of the peer group without significant
changes to help inform executive compensation
decisions for 2025. Specifically, the Compensation
Committee: (1) made no changes to the GSE segment
for 2025; (2) removed Northwest Bancshares, Inc. and
Provident Financial Services, Inc. from the public banks
segment for 2025; and (3) added Merchants Bancorp to
the public banks segment for 2025. The Compensation
Committee also continued to use CFC's executive
compensation information in composite peer group data
for 2025 executive compensation decisions.
The Compensation Committee selected the
organizations in the 2025 peer group to balance
traditional asset comparisons with total employee
headcount, operating expense, complexity of
operations, number of products, and realistic career
opportunities. The Compensation Committee believes
that this approach to the peer group:
•remains relevant to Farmer Mac in business and
organizational focus;
•provides valuable information about relevant but
distinct labor markets;
•is of sufficient size to buffer against the effects of
removals due to acquisitions and mergers; and
•is robust enough to ensure statistical reliability of
benchmarking data.
The Compensation Committee used the following peer
group to help determine the competitive market for 2025
executive compensation decisions:
Public Banks Segment
•Cadence Bank
•Commerce Bancshares, Inc.
•First Financial Bankshares, Inc.
•First Interstate BancSystem, Inc.
•First Merchants Corporation
•Fulton Financial Corporation
•Glacier Bancorp, Inc.
•Heartland Financial USA, Inc.
•Merchants Bancorp
•Old National Bancorp
•Pinnacle Financial Partners, Inc.
•Prosperity Bancshares, Inc.
•Simmons First National Corporation
•Trustmark Corporation
•UMB Financial Corporation
•United Community Banks, Inc.
GSE Segment
•AgFirst Farm Credit Bank
•AgriBank, FCB
•AgWest Farm Credit, ACA
•American AgCredit, ACA
•CoBank, ACB
•Compeer Financial, ACA
•Farm Credit Bank of Texas
•Farm Credit Mid-America, ACA
•Farm Credit Services of America, ACA

37

Executive Compensation Governance

•Federal Farm Credit Banks Funding Corporation
•Federal Home Loan Bank of Atlanta
•Federal Home Loan Bank of Chicago
•Federal Home Loan Bank of Cincinnati
•Federal Home Loan Bank of Dallas
•Federal Home Loan Bank of Des Moines
•Federal Home Loan Bank of Indianapolis
•Federal Home Loan Bank of New York
•Federal Home Loan Bank of San Francisco
•FHLBanks Office of Finance
Other Relevant Organization Used in Composite Data
•National Rural Utilities Cooperative
Finance Corporation
The Compensation Committee evaluated this peer
group in August 2025 as part of its annual review and
made the following adjustments to the peer group to
help inform executive compensation decisions for 2026:
•removed Heartland Financial USA, Inc. from the
public banks segment of the peer group to reflect
merger activity; and
•split the currently combined GSE segment of the peer
group into a separate FHLB group of 11 institutions
and a separate FCS group of 10 institutions to
provide additional insight into pay practice differences
between the different relevant markets.
The Compensation Committee believes that these peer
groups are useful tools to assist the Compensation
Committee in assessing Farmer Mac's executive
compensation program but provide only one
perspective. Because of Farmer Mac's unique business
model and the importance of multiple factors that should
be considered in making compensation decisions, the
Compensation Committee has also concluded that
competitive market data from any segment or peer
group should not be the primary consideration in
determining specific pay levels, especially for positions
that are not the CEO or the Chief Financial Officer. Our
compensation program aims to reward individuals for
achieving our goals and to attract, retain, and motivate
our executive team, whose skills are critical to the
current and long-term success of Farmer Mac. In
establishing compensation for 2025, the Compensation
Committee examined pay data from the applicable peer
group to stay current with market pay practices and
design trends and to assess the competitiveness of
overall compensation, but the Committee did not rely
only on this data. We use data from the peer groups for
reference and informational purposes but also consider
factors such as proprietary broader market survey data
provided by our compensation consultants and our
executive officers' individual performance, experience,
and scope of role given our unique strategy and
mission. We do not specifically weight any of these
criteria in making compensation decisions, nor do we
target a specific percentile of any segment or peer
group. We manage total compensation to be
competitive and vary the specific components of
compensation to achieve our total compensation
philosophy. For each NEO other than Farmer Mac's
CEO, the Compensation Committee considered
recommendations of the CEO along with the
above-described factors in establishing compensation
for 2025.
APPROACH TO
INCENTIVE COMPENSATION
Farmer Mac strives to deliver a significant portion of
total compensation for executive officers through both
short-term and long-term incentives that vary with actual
business and personal performance.
Short-Term Incentive Compensation
The Compensation Committee establishes performance
measures under the short-term incentive plan each year
in an effort to balance growth in business volume,
earnings, and revenues with prudent risk management
objectives. For 2025, the Compensation Committee
established four performance measures to quantify
these objectives:
•Business Volume
•Earnings
•Total Revenues
•Ratio of Substandard Assets to Regulatory Capital
The Compensation Committee has also included a
discretionary "Leadership and Strategic Performance"
measure for each NEO, as discussed on pages 43-44.
In determining whether the targets are met, the
Compensation Committee defines the performance
measures as follows:
•"Business Volume": as of any date of determination,
the total outstanding amount of Farmer Mac's on- and
off-balance sheet program assets attributable to
Farmer Mac's lines of business, including any
subordinated or non-guaranteed tranches of
securitized assets and loans serviced for others but
excluding any assets held in Farmer Mac's liquidity
investment portfolio. The Business Volume
performance measure used to determine short-term
incentive compensation for 2025 used an average of
month-end balances during the calendar year.

38

Farmer Mac 2026 Proxy Statement
•"Earnings": core earnings (a non-GAAP financial
measure reported by Farmer Mac described below)
excluding the after-tax effects of provisions for losses,
gains or losses on fair value, or sale of real estate
owned ("REO") property.
•"Total Revenues": net effective spread (a non-GAAP
financial measure reported by Farmer Mac described
below) plus all other gains and fees.
•"Substandard Assets" and "Regulatory Capital": as
reported in Farmer Mac's Annual Report on Form 10-K
as of December 31, 2025, but excluding
REO property.
Core earnings, as described in Farmer Mac's Annual
Report on Form 10-K filed with the SEC on
February 19, 2026, differs from GAAP net income
attributable to common stockholders by excluding the
effects of fair value fluctuations and the effects of
specified infrequent or unusual transactions. In
summary, the non-GAAP reconciling items between the
two measures are:
•gains or losses on undesignated financial derivatives
due to fair value changes;
•gains or losses on hedging activities due to fair value
changes;
•unrealized gains or losses on trading securities;
•amortization of premiums or discounts and deferred
gains on assets consolidated at fair value;
•the net effects of terminations or net settlements on
financial derivatives; and
•the exclusion of the effects of specified infrequent or
unusual transactions that Farmer Mac believes are
not indicative of future operating results and that may
not reflect the trends and economic financial
performance of Farmer Mac's core business, such as
the recognition of deferred issuance costs on the
retirement of preferred stock.
Farmer Mac believes that core earnings is a better
measure than GAAP net income attributable to
common stockholders to evaluate Farmer Mac's
economic performance, transaction economics, and
business trends because GAAP net income
attributable to common stockholders can be affected
significantly by periodic fluctuations in the fair value
of the assets held by Farmer Mac. Those fluctuations
are not related to Farmer Mac's fundamental
business and are not expected to have a cumulative
net impact on Farmer Mac's financial condition or
results of operations over time because those assets
are generally held to maturity.
Farmer Mac uses net effective spread, as described in
Farmer Mac's Annual Report on Form 10-K filed with the
SEC on February 19, 2026, to measure the net spread
Farmer Mac earns between its interest-earning assets
and the related net funding costs of these assets.
Farmer Mac believes that net effective spread is a
useful alternative measure that reflects the economics
of the net spread between interest-earning assets and
the related net funding costs, including any associated
derivatives, whether or not they are designated in a
hedge accounting relationship. Net effective spread
differs from GAAP net interest income by including or
excluding certain items that are not reflected in GAAP
net interest income. In summary, the differences
between the two measures are:
•Farmer Mac excludes from net effective spread the
interest income and interest expense associated with
single-class consolidated trusts with beneficial
interests owned by third parties and for which Farmer
Mac guarantees all classes of securities issued.
Accordingly, the excluded interest income and
interest expense associated with consolidated trusts
is reclassified to guarantee and commitment fees in
determining Farmer Mac's core earnings. This
reclassification reflects Farmer Mac's view that the
net interest income earned on sing-class
consolidated trusts is effectively a guarantee fee.
•Farmer Mac also excludes from net effective spread
the fair value changes of financial derivatives and the
corresponding assets or liabilities designated in fair
value hedge accounting relationships because they
are not expected to have an economic effect on
Farmer Mac's financial performance, as we expect to
hold the financial derivatives and corresponding
hedged items to maturity.
•Farmer Mac also excludes the amortization of
premiums and discounts on assets consolidated at
fair value.
•Net effective spread includes the accrual of income
and expense related to the contractual amounts due on
financial derivatives that are not designated in hedge
accounting relationships ("undesignated financial
derivatives"). For undesignated financial derivatives,
Farmer Mac records the income or expense related to
the accrual of the contractual amounts due in
"(Losses)/gains on financial derivatives" on the
consolidated statements of operations.
•Net effective spread includes the net effects of
terminations or net settlements on financial
derivatives. The inclusion of these items in net
effective spread reflects our view of the complete net
spread between an asset and all of its related
funding, including any associated derivatives,
whether or not they are designated in a hedge
accounting relationship.
The Compensation Committee measures achievement
against each of these performance measures as of
year-end. Each performance measure is weighted as

39

Executive Compensation Governance

determined by the Compensation Committee, and the
Compensation Committee establishes thresholds within
each performance measure to determine the actual
levels of attainment necessary for payout. Although it is
always a challenge to narrow down to a few measures,
the Compensation Committee chose these measures
because they most closely represent the business goals
established by the Board and management and balance
the need for growth in business volume, earnings, and
revenues; the maintenance of disciplined underwriting
and high credit quality through prudent risk
management; and continued financial stability with the
enhancement of stockholder value.
Long-Term Incentive Compensation and
Policies and Practices Related to the
Grant of Equity Awards
For long-term incentive compensation for executive
officers, the Compensation Committee has historically
granted equity-based compensation each year in the
form of SARs, performance-based RSUs, and time-
based RSUs. Executive officers are the only employees
who receive SARs and performance-based RSUs.
Members of the Board and non-executive employees do
not receive those types of equity awards and receive
only time-based RSUs. All grants of equity-based
compensation must comply with a policy approved by
Farmer Mac's Board designed to:
•create a framework for a consistent process for
granting equity-based awards;
•prevent the backdating of awards;
•prohibit the manipulation of the timing of the public
release of material information or of an award with the
intent to benefit an award recipient; and
•ensure the overall integrity and efficiency of Farmer
Mac’s award process.
Under this policy, for grants of equity-based compensation
awards in the form of RSUs, the number of RSUs
awarded is based on a target long-term incentive value
for the individual divided by the average closing price of
Farmer Mac’s Class C Non-Voting Common Stock over
the previous 30 calendar days ending seven calendar
days before the grant date. For equity grants in the form
of SARs, the number of SARs awarded is based on a
target long-term incentive value for the individual divided
by the Black-Scholes value ending seven calendar days
before the grant date based on assumptions consistent
with the assumptions Farmer Mac uses for determining
stock-based compensation expense under GAAP. The
Board policy requires the exercise price or grant price of
any SAR to be the fair value of Farmer Mac’s Class C
Non-Voting Common Stock on the grant date, defined as
the closing price of that stock as reported by the NYSE
on the grant date.
Farmer Mac generally grants equity-based compensation
to directors and employees (including to our NEOs)
each year between three and ten business days after
the filing of Farmer Mac's Annual Report on Form 10-K
with the SEC. Awards may also be made in special
circumstances such as the start of employment,
exceptional performance, promotion, assumption of
additional duties, or to incentivize continued
employment. The annual equity grants to executive
officers are generally allocated as follows:
•50% of the applicable targeted value in time-
based RSUs;
•25% of the applicable targeted value in
performance-based RSUs; and
•25% of the applicable targeted value in SARs.
During the last fiscal year, the Compensation Committee
did not take material nonpublic information into account
when determining the timing or terms of equity awards,
except that Farmer Mac does not grant equity awards
during periods in which there is material nonpublic
information about Farmer Mac, including during blackout
periods or at any time during the period beginning four
business days before and ending one business day after
the filing of any Form 10-Q or 10-K, or the filing or
furnishing of a Form 8-K that discloses material nonpublic
information. Farmer Mac has not timed the disclosure of
material nonpublic information for the purpose of affecting
the value of executive compensation.
The performance-based RSUs granted in March 2025
are linked to Farmer Mac's performance so that the
RSUs will vest on March 31, 2028 only if Farmer Mac
achieves specified long-term performance goals for
3-year cumulative Earnings as of December 31, 2027,
subject to “gatekeeper” metrics related to capital and
asset quality. These performance-based RSUs may
increase or decrease above or below the targeted value
at the time of grant, depending on actual performance,
with the potential payout ranging from 0% to 200% of
the target number of shares determined on the grant
date. The Compensation Committee established the
long-term incentive performance goals to reward
achievements directly related to Farmer Mac's strategic
plan to grow Earnings while maintaining safety
and soundness.
The Compensation Committee continues to believe that
grants of SARs provide a valuable way to link the
executives' long-term incentive compensation to the
interests of Farmer Mac's stockholders. SARs only have
realizable value to the extent that the stockholders have
received an increase in value while the SARs are
outstanding. See "Executive Compensation Governance
—Compensation Discussion and Analysis—Total
Compensation Elements—Long-Term Incentive
Compensation" for more information about the
equity-based grants to NEOs in 2025.

40

Farmer Mac 2026 Proxy Statement
TOTAL COMPENSATION ELEMENTS
The total compensation package for each NEO consists
of four elements to offer a balanced compensation
package:
•base salary;
•annual (short-term) cash incentive compensation;
•long-term, equity-based incentive compensation; and
•retirement and other benefits, most of which are
similarly provided to all other full-time employees.
The Compensation Committee believes that this reflects
its philosophy of promoting a performance-oriented,
results-based culture where compensation varies based
on business results achieved and is properly aligned
with an acceptable risk profile, effective risk
management, and stockholder returns. Consistent with
Farmer Mac's total compensation philosophy, much of
the NEOs' total compensation is performance-based.
The Compensation Committee approved the 2025
target compensation levels for the NEOs other than
Mr. Ramsey, as described in the table below.
Mr. Ramsey's 2025 target compensation levels were
approved by Farmer Mac's CEO like all other
Farmer Mac employees who are not executive officers
(i.e., not appointed by the Board and with a title lower
than Executive Vice President). The figures in the
table below reflect some prorated amounts for
Ms. Hayhurst and Mr. Pullins to reflect their
employment start dates on September 8, 2025 and
December 11, 2025, respectively.
2025 TARGET COMPENSATION LEVELS

Name	Base Salary[1]	Target Bonus[1]	Target Total Cash Compensation[2]	Target Long-Term Incentive Value[3]	Target Total Direct Compensation[4]
Bradford T. Nordholm (CEO for entire year)	$800,000	$800,000 (100% of base salary)	$1,600,000	$1,575,000	$3,175,000
Zachary N. Carpenter (promoted September 25, 2025)	$500,000	$375,000 (75% of base salary)	$875,000	$475,000	$1,350,000
Matthew M. Pullins (hired December 11, 2025)	$32,083	$275,000 (negotiated amount)	$307,083	$250,000	$557,083
Brian M. Brinch (promoted March 7, 2025)	$450,000	$180,000 (40% of base salary)	$630,000	$200,000	$830,000
Geraldine I. Hayhurst (hired September 8, 2025)	$150,000	$60,000 (40% of base salary)	$210,000	$0	$210,000
Gregory N. Ramsey (interim principal financial officer August 1 - December 10, 2025)	$387,163	$135,507 (35% of base salary)	$522,670	$80,000	$602,670
Aparna Ramesh (resigned July 31, 2025)	$555,000	$277,500 (50% of base salary)	$832,500	$475,000	$1,307,500
Stephen P. Mullery (assumed legal advisor transition role September 8, 2025)	$500,000	$200,000 (40% of base salary)	$700,000	$325,000	$1,025,000
(1)Mr. Carpenter's annual base salary was increased from $475,000 to $575,000 effective September 25, 2025 in connection with his promotion to
President and Chief Operating Officer, resulting in an effective annual base salary for the year of approximately $500,000. The 2025 target bonus shown for Mr. Carpenter was also adjusted to reflect his higher base salary for the last quarter of the year. The 2025 base salaries shown for
Mr. Pullins and Ms. Hayhurst are the prorated portions of their starting base salaries adjusted to reflect their applicable employment start date.
The 2025 target bonus shown for Mr. Pullins is the amount agreed upon in negotiating the terms of his employment. The 2025 target bonus shown for Ms. Hayhurst is a prorated amount for the full year based on her start date.
(2)Target total cash compensation equals approved base salary plus target bonus.
(3)Includes the targeted value of time-based RSUs, performance-based RSUs, and SARs, allocated at 50%, 25%, and 25%, respectively, of the total equity award granted in March 2025 to Ms. Ramesh and Messrs. Nordholm, Carpenter, Brinch, and Mullery. Ms. Ramesh forfeited all of the equity awards granted to her in March 2025 upon her resignation in July 2025. For Mr. Pullins, the amount shown is the targeted value of time-based
RSUs granted to him in December 2025 on his employment start date. For Mr. Ramsey, the amount shown is the targeted value of time-based
RSUs granted to him in March 2025 in connection with his annual performance evaluation before his appointment as interim principal financial officer. For Mr. Mullery, the target long-term incentive value shown does not include the $200,000 targeted value of a special award of time-based
RSUs in August 2025, which was provided as an incentive for Mr. Mullery to remain a full-time employee of Farmer Mac in the role of legal advisor until his agreed-upon retirement date in April 2026. The number of RSUs and SARs actually granted in 2025 was determined in accordance with the Board policy on grants of equity-based compensation described above in "Approach to Incentive Compensation—Long-Term
Incentive Compensation."
(4)Target total direct compensation equals target total cash compensation plus the target long-term incentive value.

41

Executive Compensation Governance

In determining the target compensation levels for 2025,
the Compensation Committee reviewed peer group
market information provided by Aon for the
compensation elements of base salary, target total cash
compensation, and target total direct compensation for
each position. The Compensation Committee also
reviewed other market information related to trends in
the broader banking and financial services industry
provided by Aon to provide more context. In determining
each element of target compensation for 2025, the
Compensation Committee considered the applicable
market information in relation to Farmer Mac's
performance and the relevant position in the peer group.
The Compensation Committee also considered factors
unique to each individual, such as an individual's:
•performance, expertise, experience, competencies,
and skills;
•contribution to Farmer Mac's performance;
•tenure at Farmer Mac;
•future potential;
•scope of responsibility and accountability within
Farmer Mac;
•ethics and integrity; and
•other leadership attributes and accomplishments.
The Compensation Committee does not target a
specific percentile in the peer group for each element of
total direct compensation and considers the variety of
factors described above in considering the range of
competitiveness for target total direct compensation.
The Compensation Committee evaluated the total
compensation package for each NEO other than
Mr. Ramsey during 2025. Based on the Compensation
Committee’s review of peer group and other market
data related to the broader banking and financial
services industry, the Compensation Committee
approved the following changes to NEO compensation
for 2025 compared to 2024:
•Bradford T. Nordholm: Maintained annual base
salary at $800,000 and the fixed target percentage for
target bonus at 100% of base salary. Increased the
targeted value of long-term incentive awards by
$125,000 compared to the 2024 grant of equity
compensation. The cumulative effect of these actions
was to increase Mr. Nordholm's total target direct
compensation by 4.1% for 2025 compared to his
targeted level for 2024.
•Zachary N. Carpenter: Increased annual base salary
first by $10,000 in March 2025 and then by an
additional $100,000 in September 2025 in connection
with his promotion to President and Chief Operating
Officer. Maintained the fixed target percentage for
target bonus at 75% of base salary at both salary
levels. Increased the targeted value of 2025
long-term incentive awards (granted before
promotion) by $25,000 compared to the 2024 grant of
equity compensation. The cumulative effect of these
actions was to increase Mr. Carpenter's total target
direct compensation by 6.8% for 2025 compared to
his targeted level for 2024.
•Brian M. Brinch: Increased annual base salary by
$50,000 and maintained the fixed target percentage
for target bonus at 40% of base salary. Increased the
targeted value of long-term incentive awards by
$50,000 compared to the 2024 grant of equity
compensation. The cumulative effect of these actions
was to increase Mr. Brinch's total target direct
compensation by 16.9% for 2025 compared to his
targeted level for 2024 in connection with his
promotion to Executive Vice President in March 2025.
•Aparna Ramesh: Increased annual base salary by
$15,000 and maintained the fixed target percentage
for target bonus at 50% of base salary. Increased the
targeted value of long-term incentive awards by
$25,000 compared to the 2024 grant of equity
compensation. The cumulative effect of these actions
was to increase Ms. Ramesh's total target direct
compensation by 3.8% for 2025 compared to her
targeted level for 2024. Ms. Ramesh forfeited all of
the equity awards granted to her in March 2025 upon
her resignation in July 2025.
•Stephen P. Mullery: Maintained annual base salary
at $500,000 and maintained the fixed target
percentage for target bonus at 40% of base salary.
Increased the targeted value of long-term incentive
awards by $25,000 compared to the 2024 grant of
equity compensation (excluding the special one-time
award of RSUs in August 2025, as described below).
The cumulative effect of these actions was to
increase Mr. Mullery's total target direct
compensation by 2.5% for 2025 compared to his
targeted level for 2024. Mr. Mullery assumed a
transition role as legal advisor to Ms. Hayhurst on
September 8, 2025. In connection with that
arrangement, Mr. Mullery received a special
transition-related award of time-based RSUs with a
targeted value of $200,000. That award was provided
as an incentive for Mr. Mullery to remain a full-time
employee of Farmer Mac until April 2026 with the
intent to support continuity and knowledge transfer
within Farmer Mac's legal function.
•Gregory N. Ramsey: Farmer Mac's CEO determined
Mr. Ramsey's target total direct compensation for
2025 as follows: Increased annual base salary by
$11,277 and maintained the fixed target percentage
for target bonus at 35% of base salary. Increased the
targeted value of long-term incentive awards by
$5,000 compared to the 2024 grant of equity

42

Farmer Mac 2026 Proxy Statement
compensation. The cumulative effect of these actions
was to increase Mr. Ramsey's total target direct
compensation by 3.5% for 2025 compared to his
targeted level for 2024.
The Compensation Committee determined Ms. Hayhurst's
and Mr. Pullins' 2025 initial compensation packages in
August 2025 and December 2025, respectively, in
connection with their appointments as new Executive Vice
Presidents of Farmer Mac.
Base Salary
We pay base salary to provide current and prospective
executives with a predictable core amount of annual
compensation, regardless of Farmer Mac's financial
results, so long as the executives perform their duties in
a competent, professional manner. The Compensation
Committee sets this pay element at a level that, by
itself, would provide executives with a level of financial
security commensurate with the competitive market, but
not at a level expected to be adequate alone to retain
executives or motivate outstanding performance. The
Compensation Committee strives to balance the annual
base salary with the opportunity for executives to realize
value in the form of both short-term and long-term
incentive compensation, while remaining competitive
relative to the peer group. The Compensation
Committee reviews the base salaries of Farmer Mac's
executive officers annually shortly after the end of the
calendar year, as well as at the time of promotions or
other changes in responsibilities. Increases in salary
usually take effect on January 1 unless a promotion or
new hire requires a different timing.
In March 2025, the Compensation Committee
determined the 2025 annual base salaries of Ms.
Ramesh and Messrs. Nordholm, Carpenter, Brinch, and
Mullery based on an evaluation of each individual's
performance, experience, level of responsibilities, level
of base salary, and peer group market data provided by
Aon. The Committee maintained Mr. Nordholm's annual
base salary at $800,000 and Mr. Mullery's annual base
salary at $500,000 for 2025. The Compensation
Committee approved increases to the annual base
salaries of each of Ms. Ramesh and Messrs. Carpenter
and Brinch as shown below, which were effective
retroactively to January 1, 2025.

Name	2024 Annual Base Salary	2025 Annual Base Salary	2025 Annual Merit Increase in Dollars	2025 Annual Merit Increase as a Percentage
Aparna Ramesh	$540,000	$555,000	$15,000	2.8%
Zachary N. Carpenter	$465,000	$475,000	$10,000	2.2%
Brian M. Brinch	$400,000	$450,000	$50,000	12.5%
Also in March 2025, the CEO approved an increase to
Mr. Ramsey's annual base salary from $375,887 to
$387,163 (a 3.0% increase), effective January 1, 2025
in connection with Mr. Ramsey's annual performance
evaluation. Mr. Ramsey's base salary was not changed
upon his appointment as interim principal financial
officer on August 1, 2025.
In September 2025, the Compensation Committee:
(1) increased Mr. Carpenter's annual base salary by
$100,000 to $575,000 in connection with his promotion
to President and Chief Operating Officer; and (2) set
Ms. Hayhurst's starting base salary at $450,000 per
year in connection with her appointment as Executive
Vice President – Chief Legal Officer and Secretary. In
December 2025, the Compensation Committee set
Mr. Pullins' starting base salary at $550,000 per year in
connection with his appointment as Executive Vice
President – Chief Financial Officer and Treasurer.
In March 2026, the Compensation Committee approved
the following changes to 2026 annual base salaries,
which were effective retroactively to January 1, 2026:

Name	2025 Annual Base Salary	2026 Annual Base Salary	2026 Annual Merit Increase in Dollars	2026 Annual Merit Increase as a Percentage
Zachary N. Carpenter	$575,000	$650,000	$75,000	13.0%
Geraldine I. Hayhurst	$450,000	$475,000	$25,000	5.6%
Brian M. Brinch	$450,000	$460,000	$10,000	2.2%
The Compensation Committee reviewed the base
salaries of Mr. Nordholm and Mr. Pullins in March 2026
but did not increase their base salaries for 2026 above
the 2025 levels of $800,000 for Mr. Nordholm and
$550,000 for Mr. Pullins. In March 2026, the CEO
approved an increase in Mr. Ramsey's annual base
salary from $387,163 to $398,778 (approximately 3.0%)
effective January 1, 2026.

43

Executive Compensation Governance

Annual Cash Incentive Compensation
We provide annual cash incentive compensation to
motivate and reward performance by our executive
officers. We measure this performance by comparing
Farmer Mac's results against specified short-term goals
established by the Compensation Committee and
reviewed by the Board. In determining the performance
goals and weightings for the year, the Compensation
Committee considers competitive practices for incentive
design and seeks to encourage prudent risk-taking
within Board-established parameters by balancing
growth in business volume, earnings, and revenues with
risk management objectives. Consistent with this
philosophy, the Compensation Committee chose
performance goals and weightings for 2025 that it
believed struck the appropriate balance among the
corporate goals of earnings (25% weight), revenues
(15% weight), business volume (10% weight), and asset
quality (15% weight), as well as an individual's
leadership and strategic performance (35% weight). For
short-term incentive compensation for performance in
2025, the Compensation Committee decided to maintain
the same design and metrics used to determine short-
term incentive compensation for 2024 while calibrating
the threshold, target, and maximum amounts with
appropriate increases over 2024 results and consistent
with Farmer Mac's 2025 business plan. The
Compensation Committee adjusted the substandard
assets ratio metric upward for 2025 (easier to achieve
compared to the 2024 numeric goals) for both threshold
and target to reflect the current credit cycle.
These goals most closely represent the business
strategies and objectives established by the Board and
management in Farmer Mac's business plan for 2025
and seek to reward responsible growth by balancing the
need for growth in earnings, revenues, and business
volume; the maintenance of disciplined underwriting and
high credit quality through prudent risk management;
and continued financial stability with enhancement of
stockholder value. The Compensation Committee
believes that these short-term goals align with Farmer
Mac's long-term goals and public mission. As described
below, Farmer Mac must also achieve pre-established
financial and business thresholds before any annual
cash incentive compensation will be paid.
For 2025, each of the NEOs other than Mr. Pullins,
Ms. Hayhurst, and Ms. Ramesh earned the percentages
of the components of his or her annual targeted cash
incentive compensation as described in the table below.
65% of each individual's incentive compensation for
2025 reflected Farmer Mac's attainment of the specified
measures, which was the same for all NEOs who were
paid a 2025 bonus. The other 35% of an individual's
cash incentive compensation reflected the
Compensation Committee's qualitative evaluation of the
achievements toward the strategic initiatives of Farmer
Mac by each individual and the NEOs as a group.
Ms. Ramesh was not paid any cash incentive
compensation for performance in 2025 because she
resigned in July 2025. Mr. Pullins and Ms. Hayhurst
received fixed amounts of cash incentive compensation
for 2025 as determined by the Compensation
Committee rather than a calculated amount based on
corporate and individual performance.
For actual performance between threshold, target, and
maximum amounts, the annual incentive award earned
is interpolated on a straight-line basis. If performance
falls below the threshold amount, no payment is made.
Payout for performance at or above the maximum
amounts is capped at 200%. For 2025, Farmer Mac met
or exceeded:
•the amounts set forth in the maximum column for
"Earnings" and "Total Revenues";
•the amount set forth in the target column for
"Business Volume"; and
•the amount set forth in the threshold column for
"Ratio of Substandard Assets to Regulatory Capital."
The Compensation Committee places the most weight
in the short-term incentive "scorecard" on the
"Leadership and Strategic Performance" component
(weighted at 35%) because the Committee believes that
some accomplishments in this area that are more
subjective and not easily quantified can be significant
drivers of long-term stockholder value. Some factors the
Compensation Committee considers in its qualitative
evaluation of each NEO were an individual's
professional skills, leadership, responsibility, work
organization, initiative, creativity, dedication,
resourcefulness, and level of contribution to the
attainment of business plan objectives and strategic
initiatives. The Compensation Committee reviewed
Farmer Mac's 2025 accomplishments and qualitatively
judged, in its evaluation, the 2025 achievements by
each of the NEOs (other than Mr. Pullins, Ms. Hayhurst,
Mr. Ramsey, and Ms. Ramesh) and the NEOs as a
group, with particular focus on:
•achieving record earnings and revenue growth
while maintaining excellent credit quality and
strengthening Farmer Mac's capital position through
retained earnings;
•maintaining strong liquidity and uninterrupted access
to the debt capital markets at favorable rates;
•successfully completing a sixth and seventh structured
securitization transaction that decreased Farmer
Mac's credit risk and improved its capital efficiency,
while retaining rights to future recurring fee income;
•effective transition in executive management
during 2025;

44

Farmer Mac 2026 Proxy Statement
•improving Farmer Mac's operations by enhancing its
internal loan servicing capabilities;
•continued progress on developing the talent and
infrastructure to handle more complex
commercial loans;
•the outstanding leadership demonstrated by Farmer
Mac's executives working as a team in the face of
macroeconomic disruptions as Farmer Mac continued
to provide needed liquidity and lending capacity to
lenders serving rural America;
•effectively managing a growing and dispersed
workforce while adding talent to the organization and
maintaining low employee attrition and an operating
efficiency below 30%;
•further enhancing Farmer Mac's long-term strategic
planning, thought leadership, and the effectiveness of
risk management;
•continued progress on strategic initiatives to promote
effective outreach to key stakeholders and to
broaden, deepen, and diversify Farmer Mac's
sources of business; and
•Farmer Mac's continued compliance with applicable
regulatory requirements.
When combined, the level of incentive achieved by each
of the NEOs (other than Mr. Pullins, Ms. Hayhurst,
Mr. Ramsey, and Ms. Ramesh) for 2025 ranged from
148.50% to 174.75% of the applicable target bonus.
Mr. Ramsey's cash incentive compensation for
performance in 2025 was determined by the CEO based
on a formula that weighted the four corporate
performance metrics at 50% and individual performance
at 50%. After the application of that formula, Mr. Ramsey
received an additional special cash bonus of $25,000 in
recognition of his service as interim principal financial
officer for the second half of 2025. Annual incentive
compensation payments for 2025, which are disclosed
in "Executive Compensation—Summary Compensation
Table," were paid in March 2026.

Measure[1]	Weight	Threshold (Pays 50%)	Target (Pays 100%)[2]	Maximum (Pays 200%)	Result	Paid
Earnings	25%	$182.7 million	$191.8 million	$202.6 million	$210.0 million	50.00%
Total Revenues	15%	$365.6 million	$383.7 million	$405.4 million	$410.3 million	30.00%
Business Volume	10%	$29.0 billion	$30.4 billion	$32.1 billion	$30.7 billion	11.47%
Ratio of Substandard Assets to Regulatory Capital	15%	less than 50%	less than 30%	less than 10%	34.60%	13.28%
Leadership and Strategic Performance	35%	evaluation by Compensation Committee of performance	evaluation by Compensation Committee of performance	evaluation by Compensation Committee of performance	leadership, strategic initiatives, risk management, and capital efficiency	varied by individual between 43.75% and 70%
Total	100%					varied by individual between 148.50% and 174.75%[3]
(1)See pages 37-39 for more detailed descriptions of these measures.
(2)2025 target levels were set above actual 2024 results for each measure.
(3)Mr. Ramsey's annual compensation payment for 2025 was calculated by multiplying his target bonus amount for 2025 by 130.55% and then adding a special cash bonus of $25,000 in recognition of his service as interim principal financial officer for the second half of 2025.

45

Executive Compensation Governance

For short-term incentive compensation for performance in 2026, the Compensation Committee decided to maintain the essence of the design and metrics used to determine short-term incentive compensation for 2025 by maintaining three of the four metrics while calibrating the threshold, target, and maximum amounts with appropriate increases over 2025 results and consistent with Farmer Mac's 2026 business plan. The Compensation Committee decided to change the asset quality metric from the Ratio of Substandard Assets to Regulatory Capital used for 2025 to a new ratio for 2026:
the Ratio of Nonaccrual Loans and Accruing Loans 90+ Days Past Due to Regulatory Capital. For 2026, each of
Farmer Mac's executive officers will earn percentages of the components of his or her targeted cash bonus for 2026, determined formulaically according to the scorecard below:

Measure	Weight	Threshold (Pays 50%)	Target (Pays 100%)	Maximum (Pays 200%)
Earnings	25%	2025 result	approximately 10% above 2025 result	approximately 18% above 2025 result
Total Revenues	15%	2025 result	approximately 8% above 2025 result	approximately 16% above 2025 result
Business Volume	10%	average outstanding business volume for 2026 the same as the 2025 result	average outstanding business volume for 2026 approximately 8% higher than 2025 result	average outstanding business volume for 2026 approximately 16% higher than 2025 result
Ratio of Nonaccrual Loans and Accruing Loans 90+ Days Past Due to Regulatory Capital	15%	18% or less (new metric for 2025)	12% or less (new metric for 2025)	6% or less (new metric for 2025)
Leadership and Strategic Performance	35%	evaluation by Compensation Committee of performance	evaluation by Compensation Committee of performance	evaluation by Compensation Committee of performance
Total	100%
The Compensation Committee retains discretion to award no annual cash incentive pay in appropriate circumstances regardless of the achievement against corporate performance targets.

46

Farmer Mac 2026 Proxy Statement
Long-Term Incentive Compensation
The Compensation Committee is keenly aware of the
need to discourage excessive risk taking by Farmer
Mac's executives while rewarding growth in stockholder
value. The Compensation Committee therefore uses a
mix of equity compensation for executive officers
designed to reward performance and properly align the
interests of executive officers with the long-term
interests of stockholders through a balance of
stock-based awards. The Compensation Committee
believes that competitive long-term incentive awards
also help retain executives over the longer term.
In 2025, long-term incentive compensation consisted of
grants of:
•time-based RSUs;
•performance-based RSUs; and
•SARs with an exercise price equal to the fair market
value of Farmer Mac's Class C Non-Voting Common
Stock on the date of grant.
The Compensation Committee considers the annual
value of all components of the total compensation
package (including base salary, annual incentive cash
compensation, long-term incentive pay, and retirement
benefits and perquisites) when determining the form
and level of long-term equity grants. Although there is
no formula for allocation, the long-term incentive grants
are considered as part of the overall compensation
package. When considering the competitive market, the
Compensation Committee looks at the targeted annual
value of long-term grants. The targeted annual values
reflect the intended compensation for that year, so prior
equity grants are considered only if there is a concern
with maintaining market competitiveness.
In March 2025, the Compensation Committee granted
time-based RSUs, performance-based RSUs, and
SARs to Ms. Ramesh and each of Messrs. Nordholm,
Carpenter, Brinch, and Mullery after the filing of Farmer
Mac's Annual Report on Form 10-K for fiscal year 2024.
In setting those 2025 equity awards, the Compensation
Committee determined a targeted value for the awards
to each individual that was competitive and reasonable
when compared to Farmer Mac's peer group and the
practices of the broader banking and financial services
industry, as well as consistent with Farmer Mac's
performance and compensation philosophy.
In March 2025, the CEO granted Mr. Ramsey time-
based RSUs in connection with Mr. Ramsey's annual
performance evaluation (before he was appointed as
interim principal financial officer in August 2025). That
equity award had a targeted value of $80,000.
Mr. Ramsey was not granted any other equity-based
compensation during 2025.
Time-Based RSUs Granted in 2025
The Compensation Committee granted each of
Messrs. Nordholm, Brinch, Carpenter, and Mullery
time-based RSUs in March 2025 that vest in three equal
annual installments, the first of which vested on
March 31, 2026. The second and third installments of
those grants will vest on March 31, 2027 and March 31,
2028, respectively, if the individuals are still employed
by Farmer Mac on those dates (or have satisfied the
retirement provisions of the related award agreement).
Because Mr. Nordholm has already satisfied the
retirement provisions of the award agreement for the
2025 grant of time-based RSUs, he will vest in the
remaining RSUs as scheduled in 2027 and 2028 even if
he is no longer employed by Farmer Mac on the vesting
dates unless his employment is terminated for cause.
The Compensation Committee also granted time-based
RSUs to Ms. Ramesh in March 2025, but those RSUs
were forfeited upon her resignation in July 2025.
In March 2025, the CEO granted Mr. Ramsey 402
time-based RSUs that vest in three equal annual
installments, the first of which vested on March 31,
2026. The second and third installments of that grant
will vest as originally scheduled on March 31, 2027 and
March 31, 2028 because Mr. Ramsey satisfied the
retirement provisions of the award agreement before his
retirement from Farmer Mac in April 2026.
In August 2025, the Compensation Committee granted
Mr. Mullery 1,137 time-based RSUs under a transition
agreement designed to retain him as a full-time
employee of Farmer Mac in the role of legal advisor until
his agreed-upon retirement date in April 2026. Those
RSUs will vest on May 2, 2026 because Mr. Mullery has
satisfied the vesting conditions of that RSU award.
In December 2025, the Compensation Committee
granted Mr. Pullins 1,491 time-based RSUs upon the
commencement of his employment as Farmer Mac's
Executive Vice President – Chief Financial Officer and
Treasurer. That award is scheduled vest in three equal
annual installments on each of December 11, 2026,
December 11, 2027, and December 11, 2028, subject to
Mr. Pullins’ continued employment at Farmer Mac and
the terms and conditions of the award.
Ms. Hayhurst, who was appointed as Farmer Mac's
Executive Vice President – Chief Legal Officer and
Secretary in September 2025, was not granted any
equity-based compensation during 2025.

47

Executive Compensation Governance

Performance-Based RSUs Granted in 2025
The Compensation Committee granted performance-
based RSUs to each of Messrs. Nordholm, Brinch,
Carpenter, and Mullery in March 2025. Those awards will
be eligible to vest on March 31, 2028 in an amount
determined by the Compensation Committee for each
individual between 0% and 200% of the target number of
RSUs granted to that individual. Mr. Brinch and
Mr. Carpenter are eligible to vest in those awards (subject
to attainment of at least the specified threshold level of
performance) only if they are still employed by Farmer Mac
on the vesting date of March 31, 2028. Mr. Nordholm has
already satisfied the retirement provisions of the award
agreement for the 2025 grant of performance-based RSUs.
Thus, Mr. Nordholm is eligible to vest in those RSUs as
scheduled on March 31, 2028 (subject to attainment of at
least the specified threshold level of performance), even if he is no longer employed by Farmer Mac on that date,
unless his employment is terminated for cause.
Subject to satisfaction of the “gatekeepers” described
below, the number of shares of Farmer Mac Class C
Non-Voting Common Stock to be awarded for the
vesting of the performance-based RSUs granted in
2025 will be based on Farmer Mac's 3-year cumulative
Earnings as of December 31, 2027 as follows:
•performance at a 3-year cumulative Earnings of
$542.7 million is required for vesting of any RSUs and
will earn the threshold level of 50% of the target
number of RSUs granted;
•performance at the target 3-year cumulative Earnings
of $610.5 million will earn 100% of the target number
of RSUs granted; and
•performance at or above 3-year cumulative Earnings
of $683.7 million will earn the maximum award of
200% of the target number of RSUs granted.
Performance between these 3-year cumulative Earnings
goals will earn shares in an interpolated amount of the
target number of RSUs granted (50% to 100% of the
target number for performance between the threshold
goal and target goal and 100% to 200% of the target
number for performance between the target goal and
"stretch" goal).
The "gatekeepers" for the March 2025 grants of
performance-based RSUs are:
•maintain compliance with all applicable regulatory
capital requirements during the January 1, 2025
through December 31, 2027 performance period;
•achieve a three-year average ratio of net charge-offs
to the average balance of total outstanding on- and
off-balance sheet loans, guarantees, and commitments,
including any subordinated or non-guaranteed
tranches of securitized assets but excluding any
assets held in Farmer Mac's liquidity investment
portfolio ("Net Outstanding Business Volume") less
than 20 basis points (0.2%); and
•achieve a three-year average percentage of total 90-day
delinquencies to the average balance of Net
Outstanding Business Volume of less than 1.0%.
In performing the calculations for the "gatekeepers,"
"net charge-offs" means charge-offs to Farmer Mac’s
allowance for losses net of actual recoveries plus any
writedowns on REO properties and any gains or losses
realized upon disposition of REO properties. Average
balances are determined by calculating a simple
average of reported balances as of the end of each
calendar quarter.
The Compensation Committee also granted performance-
based RSUs to Ms. Ramesh in March 2025, but those
RSUs were forfeited upon her resignation in July 2025.
None of Mr. Pullins, Ms. Hayhurst, or Mr. Ramsey were
granted performance-based RSUs in 2025.
SARs Granted in 2025
The Compensation Committee granted SARs to each of
Messrs. Nordholm, Brinch, Carpenter, and Mullery in
2025 that vest in three equal annual installments, the
first of which vested on March 31, 2026. The second
and third installments of those grants will vest on
March 31, 2027 and March 31, 2028, respectively, if the
individuals are still employed by Farmer Mac on those
dates (or have satisfied the retirement provisions of the
related award agreement). Mr. Nordholm has already
satisfied the retirement provisions of the award
agreement for the 2025 grants of SARs, so he will vest
in the remaining SARs as scheduled in 2027 and 2028,
even if he is no longer employed by Farmer Mac on the
vesting dates, unless his employment is terminated
for cause.
The Compensation Committee also granted SARs to
Ms. Ramesh in March 2025, but those SARs were
forfeited upon her resignation in July 2025. None of
Mr. Pullins, Ms. Hayhurst, or Mr. Ramsey were granted
SARs in 2025.
2026 Equity Grants
In March 2026, the Compensation Committee granted
time-based RSUs, performance-based RSUs, and
SARs to each of the current executive officers
(Ms. Hayhurst and Messrs. Nordholm, Carpenter,
Pullins, and Brinch) within two weeks after the filing of
Farmer Mac's Annual Report on Form 10-K for fiscal
year 2025. The Compensation Committee set 2026
equity awards in the same manner as it did in 2025 and
in accordance with Farmer Mac's total compensation

48

Farmer Mac 2026 Proxy Statement
philosophy described above. These 2026 equity awards
for Messrs. Nordholm, Carpenter, and Pullins are
described in Farmer Mac's Current Report on Form 8-K
filed with the SEC on March 11, 2026.
Vesting of Special Incentive Equity Award to
CEO Granted in 2023
On March 9, 2023, pursuant to the First Amendment to
Amended Employment Agreement dated September 28,
2022 (previously filed as Exhibit 10.1 to Farmer Mac’s
Current Report on Form 8-K filed October 4, 2022), the
Compensation Committee granted Mr. Nordholm a
one-time incentive equity award with a target amount of
15,000 performance-based RSUs. That award was
designed to retain Mr. Nordholm as Farmer Mac’s
President and Chief Executive Officer, as well as to
promote the achievement of specified performance
goals. The award agreement for that special grant set a
vesting date of March 31, 2026, and the number of
shares of Farmer Mac Class C Non-Voting Common
Stock that would vest on that date within a range
between 0% and 200% of the 15,000 RSU target
amount depending on performance measured by two
metrics during the performance period of January 1,
2023 through December 31, 2025: (1) Farmer Mac’s
3-year average core earnings return on common equity
(as defined in the award agreement); and (2) Farmer
Mac’s relative total stockholder return performance
compared to the companies in the Standard & Poor’s
500 Diversified Financials Index. On March 5, 2026, the
Committee determined that actual achievement for
those two performance metrics equaled 164% and that
Mr. Nordholm vested in 24,600 shares of Class C
Non-Voting Common Stock on March 31, 2026.
Vesting of Other Performance-Based RSUs
Granted in 2023
On March 5, 2026, the Compensation Committee
reviewed the “gatekeeper” and performance metrics
applicable to the other performance-based RSUs
awarded to Messrs. Nordholm, Carpenter, Brinch, and
Mullery in March 2023. The vesting of those awards
was contingent on the achievement of performance
objectives related to 3‑year cumulative Earnings before
Credit, subject to “gatekeeper” metrics related to capital
and asset quality for the performance period of
January 1, 2023 through December 31, 2025, as
described in more detail in Farmer Mac's Current Report
on Form 8-K filed with the SEC on March 15, 2023. The
Compensation Committee determined that the specified
gatekeeper metrics were satisfied and that Farmer
Mac's 3-year cumulative Earnings before Credit was
$562.9 million as of December 31, 2025. That level
of 3-year cumulative Earnings before Credit exceeded
the maximum 200% of target award of $520.0 million.
After applying that performance level to the target
number of RSUs awarded in 2023, the chart below
shows the actual number of shares of Farmer Mac
Class C Non-Voting Common Stock from these awards
that vested on March 31, 2026:

Name	Target Number of Performance- Vested RSUs Granted in 2023	Performance Level Achieved for 3-Year Performance Period	Actual Number of Shares Vested on March 31, 2026
Bradford T. Nordholm	2,174	200%	4,348
Zachary N. Carpenter	725	200%	1,450
Stephen P. Mullery	544	200%	1,088
Brian M. Brinch	254	200%	508
Retirement Plans
During 2025, Farmer Mac provided retirement benefits
for all employees through a 401(k) plan that contains an
employer-funded defined contribution element. Farmer
Mac annually contributes 13.2% of each employee's
base compensation up to the Social Security wage base
for the applicable year and 18.9% of each employee's
base compensation above the Social Security wage
base, up to the compensation limit for the applicable
year set by the Internal Revenue Code ("Code"). The
Social Security wage base was $176,100 for 2025, and
the compensation limit set by the Code was $350,000
for 2025. Based on these contribution formulas and
applicable limits, Farmer Mac contributed $56,112 for
2025 to the 401(k) accounts of each of the NEOs other
than Ms. Ramesh, who resigned in July 2025, and
Mr. Pullins and Ms. Hayhurst, both of whom were hired
toward the end of 2025. Farmer Mac's employer 401(k)
contributions for 2025 were $54,003 for Ms. Ramesh,
$17,135 for Ms. Hayhurst, and $1,955 for Mr. Pullins.
Farmer Mac's 401(k) plan also permits employees to
make their own retirement contributions, subject to
applicable limits set by the Code.
Farmer Mac also offers a nonqualified deferred
compensation plan to designated highly compensated
employees. The plan is designed to restore employer
retirement contributions for participants to the levels they would have otherwise been eligible to receive in employer
contributions under the 401(k) plan absent the limits
imposed by the Code on the amount of compensation
that can be considered under a qualified retirement plan.
Under this nonqualified deferred compensation plan,
Farmer Mac credits the account of each participant with
an amount equal to 18.9% of the difference between
(i) the annual compensation limit under 401(a)(17) of the
Code, described above, and (ii) the participant's annual
base salary. In calculating employer credits, a
participant's annual base salary is capped at $750,000.

49

Executive Compensation Governance

For 2025, Farmer Mac credited the accounts of
Messrs. Nordholm, Carpenter, Brinch, Ramsey, and in
the amounts of $75,600, $28,081, $18,900, $7,024, and
$28,350, respectively. Ms. Ramesh did not receive any
employer credits for 2025 because she resigned in July
2025. Mr. Pullins and Ms. Hayhurst, both of whom were
hired toward the end of 2025, did not receive employer
credits for 2025 because their base salaries received
from Farmer Mac in 2025 did not exceed the annual
compensation limit under 401(a)(17) of the Code for
2025. See "Executive Compensation Governance—
Executive Compensation—Nonqualified Deferred
Compensation Table" for more information about
Farmer Mac's nonqualified deferred compensation plan.
Other Benefits
Farmer Mac provides the NEOs participation in Farmer
Mac's standard employee benefit plans on the same
terms as other employees, which include:
•medical, dental, and vision insurance coverage with
all premiums paid by Farmer Mac;
•funding of an employee health savings account by
Farmer Mac; and
•a group term life insurance policy that provides a
benefit equal to one year's base salary up to
$300,000.
Farmer Mac also makes available to its executive
officers paid parking in the garage beneath Farmer
Mac's Headquarters. Farmer Mac has also implemented
an executive health benefit for all Senior Vice
Presidents and above that provides, on an annual basis,
the opportunity to obtain a comprehensive physical
examination and related testing all in one day at a
leading medical facility. Farmer Mac’s payment for the
medical services provided to any executive officer under
this benefit is capped at $3,000 per person per year. In
limited circumstances, Farmer Mac also reimburses for
reasonable relocation expenses but has not done so for
any executive officers since 2021.
PAYMENTS IN CONNECTION WITH A
CHANGE-IN-CONTROL
Farmer Mac's multi-class capital structure established
by its statutory charter substantially precludes any
change-in-control through voting rights associated with
its Voting Common Stock. Thus, no provision is made
for payments to NEOs in connection with any change-
in-control, and no outstanding equity awards to the
NEOs will vest upon a change-in-control.
POST-EMPLOYMENT
COMPENSATION
Mr. Nordholm has an employment agreement that
provides for severance payments if the agreement is
terminated by Farmer Mac other than for cause.
Mr. Carpenter has a prospective employment
agreement to succeed Mr. Nordholm as CEO, which
similarly provides for severance payments if the
agreement is terminated by Farmer Mac other than for
cause. Ms. Hayhurst and Messrs. Brinch, Carpenter,
and Pullins are currently the only participants in Farmer
Mac's Amended and Restated Executive Officer
Severance Plan. That plan provides for severance
payments if Farmer Mac terminates employment other
than for cause. See "Executive Compensation
Governance—Executive Compensation—Agreements
with Executive Officers."
IMPACT OF ACCOUNTING
AND TAX TREATMENT ON
COMPENSATION AWARDS
In general, Section 162(m) of the Code places a limit of
$1 million on the amount of compensation that Farmer
Mac may deduct in any one year per person for certain
executive officers of Farmer Mac. Farmer Mac has not
historically made compensation decisions based solely
on the effect of the tax deductibility or accounting
treatment of compensation to executive officers, although
the Compensation Committee does balance tax
deductibility with other business considerations. To the
extent practicable, the Compensation Committee intends
to preserve the tax deductibility of compensation paid to
executive officers but will not necessarily limit executive
compensation to what is deductible under Section 162(m)
of the Code if necessary to attract, retain, and reward
high-performing executives. It is therefore possible that
compensation for executive officers may exceed the per
person $1 million limitation for deductibility in any
particular year. And the deductibility of some types of
compensation depends on the timing of an executive’s
vesting or exercise of previously granted equity awards.
FARMER MAC'S POLICIES ON STOCK
OWNERSHIP AND TRADING
Stock Ownership Policy
The Board has approved a policy on stock ownership
applicable to Farmer Mac's officers and directors (each,
a "covered person") to encourage them to maintain a
meaningful ownership interest in Farmer Mac, help align
their interests with those of Farmer Mac's stockholders,
and promote sound corporate governance and a long-
term perspective in managing Farmer Mac. Under the
policy, each covered person is expected to beneficially

50

Farmer Mac 2026 Proxy Statement
own a specified amount of Farmer Mac's Class C Non-
Voting Common Stock, calculated as a multiple of the
covered person's annual base salary or annual cash
retainer, as described in the table below:

Title	Minimum Ownership Requirement

Chief Executive Officer	3x annual base salary

Executive Vice President	2x annual base salary

Senior Vice President	annual base salary

Vice President	half of annual base salary

Non-Employee Director	2x annual cash retainer

In determining satisfaction of the applicable minimum
ownership requirement for a covered person, the policy
includes the following shares and equity rights:
•shares directly owned or beneficially owned indirectly
(such as through family trusts, immediate family
members, or retirement accounts);
•shares of unvested time-based restricted stock; and
•shares attributable to unvested time-based RSUs.
The shares and equity rights that do not count toward
satisfaction of the applicable minimum ownership
requirement for a covered person include: unexercised
vested or unvested stock options or SARs; shares of
unvested performance-based restricted stock; and
shares attributable to unvested performance-based
RSUs. The stock ownership policy requires covered
persons to satisfy the applicable minimum ownership
requirement within five years from the date of hire,
promotion, initial election to the Board, or initial
appointment to the Board, as applicable. The
Compensation Committee administers this policy and
may make exceptions to the applicable minimum
ownership requirement based on personal
circumstances or hardship of a covered person.
As of January 1, 2026, 13 of the 14 members of Farmer
Mac's Board and 13 of 17 officers exceeded the
applicable minimum stock ownership requirements set
forth in the policy. The one director who had not met the
applicable stock ownership requirements as of
January 1, 2026 was elected to the Board in May 2024
and has until May 2029 to comply with the policy. The
four officers who had not met the applicable stock
ownership requirements as of January 1, 2026 were
hired in the last few years (two in 2023 and two in 2025)
and have until either 2028 (for those hired in 2023) or
2030 (for those hired in 2025) to comply with the policy.
For more information on the stock ownership of our
NEOs and directors, see "Stock Ownership of Directors,
Director Nominees, Named Executive Officers, and
Certain Beneficial Owners."
Insider Trading Policy
Farmer Mac has a policy on insider trading governing
the purchase, sale, and/or other dispositions of its
securities applicable to all directors and employees
(including NEOs). We believe that this policy is
reasonably designed to promote compliance with insider
trading laws, rules, and regulations, as well as NYSE
listing standards.
The policy on insider trading requires adherence to
Farmer Mac's pre-clearance and other policies and
procedures (including "open windows" for sales of stock
and adopting Rule 10b5-1 plans). The policy also
prohibits any director or employee from engaging in:
•any pledging activities in Farmer Mac's securities
(including the pledging of any Farmer Mac securities
held in a margin account or using Farmer Mac
securities as collateral for a loan); and
•any short sales of, or purchases or sales of puts,
calls, or other derivative securities based on, Farmer
Mac's securities.
CLAWBACK POLICY
Farmer Mac amended its compensation recovery or
"clawback" policy in August 2023 consistent with the
listing standards adopted by NYSE. The amended
policy provides that Farmer Mac must reasonably
promptly seek to recover from any current or former
executive officer or controller and any other designated
employee all erroneously awarded incentive
compensation during the previous three years if Farmer
Mac is required to prepare an "accounting restatement"
as defined in the policy. An accounting restatement
includes both: (1) a "Big R" restatement that corrects an
error in previously issued financial statements that is
material to the previously issued financial statements,
and (2) a "little r" restatement that would result in a
material misstatement if the error were recorded in the
current period or left uncorrected in the current period.
Under the amended policy, the amount of any
erroneously awarded incentive compensation due to a
restatement is determined without regard to the
knowledge or misconduct of a covered person and is
computed without regard to any taxes already paid. The
policy also prohibits Farmer Mac from insuring or
indemnifying any covered person against the loss of
erroneously awarded incentive compensation.
In addition to the mandatory recovery of erroneously
awarded incentive compensation attributable to
accounting restatements, Farmer Mac's "clawback"
policy also authorizes the company to seek recovery in
the following circumstances:

51

Executive Compensation Governance

•If an individual subject to the policy is terminated for
"cause," Farmer Mac may seek to recover an amount
up to 100% of the incentive compensation received
during the preceding three-year period before the
date of termination, with the amount to be
recommended by the Compensation Committee and
approved by the Board (acting only through its
independent members) in its sole discretion as
appropriate based on the conduct involved.
•If, during the preceding three fiscal years, a financial
measure used to determine the value or amount of
incentive compensation received from Farmer Mac
was calculated incorrectly, Farmer Mac may seek to
recover any amount of the incentive compensation in
excess of what would have been received based on
the recalculated measure. In that event, the amount
sought to be recovered from the covered person shall
be recommended by the Compensation Committee
and approved by the Board (acting only through its
independent members).
Farmer Mac's revised "clawback" policy became
effective on August 10, 2023 and applies to any
incentive compensation awarded after that date. The
revised policy also applies to any previously granted
incentive compensation whose related award
agreement states that the award is subject to any
recoupment, recovery, or “clawback” policy as may be
implemented and interpreted by Farmer Mac from time
to time, which is the case for all cash and equity
incentive compensation awards granted by Farmer Mac
since 2012. Farmer Mac's compensation recovery policy
is available on the company's website,
www.farmermac.com, in the "Corporate Governance"
portion of the "Investors" section and was filed as
Exhibit 97.1 to Farmer Mac’s Annual Report on Form
10-K filed with the SEC on February 23, 2024.

RISK
Farmer Mac has considered how much its
compensation policies and practices influence the
behaviors of our executives and other employees in
taking business risks that could affect the company. We
believe that our compensation policies and practices,
either individually or in the aggregate, are not
reasonably likely to have a material adverse effect on
Farmer Mac.
COMPENSATION CONSULTANT FEES
The Compensation Committee has engaged Aon to
serve as the Compensation Committee's independent
compensation consultant since April 2019. Aon is
accountable to and reports directly to the Compensation
Committee. Farmer Mac's management had no role in
selecting Aon in the Compensation Committee's
engagement of the firm or the individuals who serve
as the Compensation Committee's independent
compensation advisors. For 2025, Farmer Mac
incurred an aggregate amount of $97,000 in fees for
the executive and director compensation advisory
services that Aon provided directly to the
Compensation Committee.
The Compensation Committee has assessed the
independence of Aon under SEC rules and NYSE listing
standards and concluded that no conflict of interest
exists that would have prevented or would prevent Aon
from independently representing the
Compensation Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Between May 2024 and September 2025, the
Compensation Committee consisted of six members:
Mr. Culver, Mr. Davidson (chair from May 2025 to the
present), Mr. Engebretsen, Dr. Faivre, Mr. Riel, and
Mr. Ware (chair from May 2024 to May 2025). Beginning
September 30, 2025, the Committee was reduced to
five members after Mr. Culver left the Board. None of
these current or former members of the Compensation
Committee is, or has been, a Farmer Mac officer or
employee. None of the current or former members of
the Compensation Committee had any relationship
requiring disclosure by Farmer Mac as a "related person
transaction" under SEC rules. None of Farmer Mac's
current executive officers has served as a member of
the Board or the Compensation Committee (or other
Board committee performing equivalent functions) or as
a director of another SEC-reporting entity during the last
completed fiscal year.

52

Farmer Mac 2026 Proxy Statement

COMPENSATION COMMITTEE REPORT
The following report of the Human Capital and
Compensation Committee shall not be deemed to be
"soliciting material," or to be "filed" with the SEC, and
will not be deemed to be incorporated by reference into
any filing by Farmer Mac under the Securities Act or the
Exchange Act, unless Farmer Mac specifically requests
that the information be treated as soliciting material or
specifically incorporates the report by reference into
a document.
The Human Capital and Compensation Committee has
reviewed and discussed the Compensation Discussion
and Analysis in this Proxy Statement with management,
and, based on that review and discussion, has
recommended to the Board of Directors that the
Compensation Discussion and Analysis be included in
this Proxy Statement. This report of the Human Capital
and Compensation Committee shall be deemed
"furnished" in Farmer Mac's Annual Report on
Form 10-K for the fiscal year ended
December 31, 2025.
Human Capital and Compensation Committee

Richard H. Davidson, Chair
James R. Engebretsen	Sara L. Faivre
Kevin G. Riel	Todd P. Ware

53

Executive Compensation Governance

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table provides information about the compensation awarded to, earned by, or paid to Farmer Mac's
NEOs for the fiscal year ended December 31, 2025, as well as the two previous fiscal years, if applicable.

			Equity-Based Awards
Name and Principal Position	Fiscal Year	Salary	Stock and RSU Awards[1]	SARs Awards[2]	Non-Equity Incentive Compensation[3,4]	All Other Compensation[5]	Total
Bradford T. Nordholm Chief Executive Officer	2025	$800,000	$1,193,677	$393,412	$1,397,967	$240,552	$4,025,608
	2024	800,000	1,166,025	408,418	719,203	222,825	3,316,471
	2023	800,000	2,909,639	271,542	1,498,155	205,136	5,684,472
Matthew M. Pullins Executive Vice President – Chief Financial Officer and Treasurer	2025	14,808	275,149	—	275,000	1,955	566,912

Zachary N. Carpenter President and Chief Operating Officer	2025	498,577	359,982	118,691	622,485	120,821	1,720,556
	2024	465,000	361,938	126,757	313,528	109,079	1,376,302
	2023	450,000	293,925	90,595	614,315	105,931	1,554,766
Geraldine I. Hayhurst Executive Vice President – Chief Legal Officer and Secretary	2025	129,808	—	—	250,000	17,135	396,943

Brian M. Brinch Executive Vice President – Chief Risk Officer	2025	450,000	151,912	49,966	279,893	88,299	1,020,070

Stephen P. Mullery Senior Vice President – Legal Advisor	2025	500,000	468,451	81,352	296,992	113,704	1,460,499
	2024	500,000	241,226	84,627	179,801	108,259	1,113,913
	2023	485,000	220,782	67,946	349,723	105,693	1,229,144
Gregory N. Ramsey Vice President and Chief Accounting Officer (interim principal financial officer from August – December 2025)	2025	387,163	81,208	—	201,905	75,520	745,796

Aparna Ramesh former Executive Vice President – Chief Financial Officer and Treasurer (through July 31, 2025)	2025	336,519	359,982	118,691	—	91,488	906,680
	2024	540,000	361,938	126,757	242,731	122,352	1,393,778
	2023	525,000	293,925	90,595	473,207	118,868	1,501,595
(1)Represents the aggregate grant date fair value of the performance-based and time-based RSUs awarded in 2025, 2024, and 2023 (including the value of Mr. Nordholm's special one-time incentive equity award of 15,000 performance-based RSUs granted in March 2023 to incentivize
Mr. Nordholm to remain employed as Farmer Mac’s President and Chief Executive Officer through March 31, 2026). The grant date fair value of the performance-based RSUs assumes 100% as the probable outcome of the performance metrics over the three-year performance period. The grant date fair value for RSU awards in March 2025 was $202.01 per RSU. The grant date fair value for RSU awards in March 2024 was
$198.54 per RSU. The grant date fair value for RSU awards in March 2023 was $135.20 per RSU. The applicable fair value used for these stocks and RSU awards is the closing price of Farmer Mac's Class C Non-Voting Common Stock on the date of the stock or RSU grant as reported by the NYSE.
(2)Represents the aggregate grant date fair value of the SARs awarded in 2025, 2024, and 2023 calculated in accordance with FASB ASC Topic
718. Assumptions made in the calculation of these amounts in 2025 were: (i) risk-free interest rate of 4.1%; (ii) expected years until exercise of
6 years; (iii) expected stock volatility of 35.2%; and (iv) a dividend yield of 3.0%. SARs awarded to executive officers in March 2025 were granted at the fair value of $60.127222 per SAR. Assumptions made in the calculation of these amounts in 2024 were: (i) risk-free interest rate of 4.1%,
(ii) expected years until exercise of 6 years, (iii) expected stock volatility of 36.0%; and (iv) a dividend yield of 2.8%. SARs awarded to executive officers in March 2024 were granted at the fair value of $61.324072 per SAR. Assumptions made in the calculation of these amounts in 2023 were: (i) risk-free interest rate of 4.1%; (ii) expected years until exercise of 6 years; (iii) expected stock volatility of 36.6%; and (iv) a dividend yield of 3.3%. SARs awarded to executive officers in March 2023 were granted at the fair value of $40.371934 per SAR.

54

Farmer Mac 2026 Proxy Statement
(3)For each of the NEOs, the amounts in this column are (i) the amounts paid in 2026 for amounts earned in 2025; (ii) the amounts paid in 2025 for amounts earned in 2024; and (iii) the amounts paid in 2024 for amounts earned in 2023.
(4)For each of the NEOs, annual cash incentive awards earned for the business plan year ending on December 31, 2025 were calculated as described in "Compensation Discussion and Analysis—Total Compensation Elements—Annual Cash Incentive Compensation" on pages 43-44, and were paid in March 2026.
(5)All other compensation includes amounts as described below. The amounts listed for each of the NEOs do not include: (i) the costs for health insurance paid on behalf of the NEOs because they are the same as amounts paid for health insurance costs on behalf of other employees who elected similar coverage (e.g., single, married, or family coverage); and (ii) premium payments made on behalf of the NEOs for the group term life insurance policy plan because they participate in this plan on the same terms as all other Farmer Mac employees.

Name	Fiscal Year	Dividend Equivalents	Employer Nonqualified Deferred Compensation Contributions	Company Paid Life Insurance Premiums	Employer 401(k) Contributions
Bradford T. Nordholm	2025	$108,840	$75,600	$—	$56,112
	2024	90,685	76,545	—	55,595
	2023	72,517	79,380	—	53,239
Matthew M. Pullins	2025	—	—	—	1,955
Zachary N. Carpenter	2025	36,628	28,081	—	56,112
	2024	30,804	22,680	—	55,595
	2023	30,012	22,680	—	53,239
Geraldine I. Hayhurst	2025	—		—	17,135
Brian M. Brinch	2025	13,287	18,900	—	56,112
Stephen P. Mullery	2025	28,904	28,350	338	56,112
	2024	23,031	29,295	338	55,595
	2023	22,821	29,295	338	53,239
Gregory N. Ramsey	2025	12,384	7,024	—	56,112
Aparna Ramesh	2025	37,485	—	—	54,033
	2024	29,902	36,855	—	55,595
	2023	28,774	36,855	—	53,239

55

Executive Compensation Governance

GRANTS OF PLAN-BASED AWARDS TABLE
The table below provides, for each of the NEOs during 2025, more information about 2025 grants of RSUs and SARs under Farmer Mac's Amended and Restated 2008 Omnibus Incentive Plan and the potential range of awards that were approved for 2025 under the annual incentive compensation plan. These awards are also described in the Summary
Compensation Table above.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Option Awards: Number of Securities Underlying Options[3] (#)	Exercise or Base Price of Option Awards[4] ($/Sh)	Grant Date Fair Value of Stock and Option Awards[5] ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bradford T. Nordholm		$400,000	$800,000	$1,600,000
	3/6/2025				—	3,939	3,939			$795,717
	3/6/2025				985	1,970	3,940			$397,960
	3/6/2025							6,543	$202.01	$393,412
		$400,000	$800,000	$1,600,000	985	5,909	7,879	6,543		$1,587,089
Matthew M. Pullins		$—	$275,000	$—
	12/11/2025				—	1,491	1,491			$275,149
		$—	$275,000	$—	—	1,491	1,491	—		$275,149
Zachary N. Carpenter		$187,500	$375,000	$750,000
	3/6/2025				—	1,188	1,188			$239,988
	3/6/2025				297	594	1,188			$119,994
	3/6/2025							1,974	$202.01	$118,691
		$187,500	$375,000	$750,000	297	1,782	2,376	1,974		$478,673
Geraldine I. Hayhurst		$—	$250,000	$—
					—	—	—			$—
		$—	$250,000	$—	—	—	—	—		$—
Brian M. Brinch		$72,000	$180,000	$360,000
	3/6/2025					501	501			$101,207
	3/6/2025				126	251	502			$50,705
	3/6/2025							831	$202.01	$49,966
		$72,000	$180,000	$360,000	126	752	1,003	831		$201,878
Stephen P. Mullery		$100,000	$200,000	$400,000
	3/6/2025				—	813	813			$164,234
	8/21/2025				—	1,137	1,137			$221,999
	3/6/2025				204	407	814			$82,218
	3/6/2025							1,353	$202.01	$81,352
		$100,000	$200,000	$400,000	204	2,357	1,627	1,353		$549,803
Gregory N. Ramsey		$67,754	$135,507	$271,014
	3/6/2025				—	402	402			$81,208
		$67,754	$135,507	$271,014	—	402	402	—		$81,208
Aparna Ramesh		$—	$—	$—
	3/6/2025				—	1,188	1,188			$239,988
	3/6/2025				297	594	1,188			$119,994
	3/6/2025							1,974	$202.01	$118,691
		$—	$—	$—	297	1,782	2,376	1,974		$478,673
(1)These columns show the range of potential payouts under the annual incentive compensation plan for all NEOs during 2025. The performance period covers January 1, 2025 through December 31, 2025. For actual performance between threshold, target, and maximum, the annual incentive award earned is interpolated on a straight-line basis. See "Executive Compensation Governance—Compensation Discussion and

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Farmer Mac 2026 Proxy Statement
Analysis—Total Compensation Elements—Annual Cash Incentive Compensation" for a discussion of the material terms of the total payout for 2025 under non-equity incentive plan awards for Ms. Hayhurst and Messrs. Nordholm, Pullins, Ramsey, Mullery, Carpenter, and Brinch.
Ms. Ramesh did not receive any payout for 2025 under the annual incentive compensation plan because she resigned as Farmer Mac's
Executive Vice President – Chief Financial Officer and Treasurer in July 2025.
(2)Represents the potential payout range of shares related to RSUs granted in 2025. The grants of time-based RSUs to Messrs. Nordholm, Ramsey,
Mullery, Carpenter, and Brinch in March 2025 vest in three equal annual installments, the first of which vested on March 31, 2026. The second and third installments of those grants will vest on March 31, 2027 and March 31, 2028, respectively, if those individuals are still employed by
Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. The grant of time-based RSUs to Mr. Mullery in
August 2025 in connection with his transition agreement will vest on May 2, 2026. The grant of time-based RSUs to Mr. Pullins in December 2025 vest in three equal annual installments on December 11, 2026, December 11, 2027, and December 11, 2028, respectively, he is still employed by
Farmer Mac on those dates. The grant of performance-based RSUs vesting on March 31, 2028 is contingent on the achievement of performance objectives described in more detail in "Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation
Elements—Long-Term Incentive Compensation—Performance-Based RSUs Granted in 2025." Performance-based RSUs that vest are settled in shares of Farmer Mac's Class C Non-Voting Common Stock. Ms. Ramesh's unvested RSUs were forfeited as a result of her resignation in
July 2025.
(3)Represents the number of SARs granted during 2025. The SARs granted to Messrs. Nordholm, Mullery, Carpenter, and Brinch in March 2025
vest in three equal annual installments, the first of which vested on March 31, 2026. The second and third installments of those grants will vest on
March 31, 2027 and March 31, 2028, respectively, if those individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. Ms. Ramesh's unvested SARs were forfeited as a result of her resignation in July 2025.
(4)The exercise price or grant price of SARs is the closing price for a share of Class C Non-Voting Common Stock on the date of grant as reported by the NYSE.
(5)Amounts shown represent the grant date fair values of the equity awards granted to the NEOs in 2025. For RSUs, the fair value is the market value of the underlying stock on the grant date (which is the same price as the exercise price for SARs). For SARs granted in March 2025, the fair value on the grant date has been estimated using the Black-Scholes option pricing model with the following assumptions: (i) risk-free interest rate of 4.1%; (ii) expected years until exercise of 6 years; (iii) expected stock volatility of 35.2%; and (iv) dividend yield of 3.0%, resulting in a value of approximately $60.127222 per SAR.

57

Executive Compensation Governance

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
There were no unexercised stock options previously granted to executive officers as of December 31, 2025.
The table below provides information about unexercised SARs previously granted to Ms. Ramesh and Messrs.
Nordholm, Carpenter, Brinch, and Mullery as of December 31, 2025. As of that date, Mr. Ramsey had no remaining unexercised SARs, and Mr. Pullins and Ms. Hayhurst had not yet been granted any SARs.

	SAR Awards
Name	Number of Securities Underlying Unexercised SARs # Exercisable	Number of Securities Underlying Unexercised SARs # Unexercisable[1]	SARs Exercise Price	SARs Expiration Date
Bradford T. Nordholm	12,477	—	$88.68	March 2, 2031
	7,503	—	120.38	March 9, 2032
	4,484	2,242	135.20	March 31, 2033
	2,220	4,440	198.54	March 5, 2034
	—	6,543	202.01	March 6, 2035
Zachary N. Carpenter	1,496	748	$135.20	March 31, 2033
	689	1,378	198.54	March 5, 2034
	—	1,974	202.01	March 6, 2035
Brian M. Brinch	939	—	$120.38	March 9, 2032
	524	262	135.20	March 31, 2033
	230	460	198.54	March 5, 2034
	—	831	202.01	March 6, 2035
Stephen P. Mullery	3,381	—	$60.84	March 14, 2027
	2,445	—	86.15	March 13, 2028
	3,309	—	82.76	February 27, 2029
	4,428	—	75.16	March 3, 2030
	3,120	—	88.68	March 2, 2031
	2,064	—	120.38	March 9, 2032
	1,122	561	135.20	March 31, 2033
	460	920	198.54	March 5, 2034
	—	1,353	202.01	March 6, 2035
Aparna Ramesh	689	—	$198.54	July 31, 2026
(1)Unexercisable SARs with an exercise price of $202.01 per share vest in three equal annual installments, the first of which vested on
March 31, 2026. The second and third installments will vest on March 31, 2027 and March 31, 2028, respectively, if the applicable individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. Unexercisable SARs with an exercise price of $198.54. per share vest in three equal annual installments, the first and second of which vested on March 31, 2025 and
March 31, 2026, respectively. The third installment will vest on March 31, 2027, if the applicable individuals are still employed by Farmer Mac on that date or satisfy the retirement provisions of the related award agreements. Unexercisable SARs with an exercise price of $135.20 per share vested in full on March 31, 2026 (with the previous two installments having already vested on March 31, 2024 and March 31, 2025).

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Farmer Mac 2026 Proxy Statement
The following table provides information about unvested RSUs previously granted to Messrs. Nordholm, Carpenter,
Pullins, Brinch, Ramsey, and Mullery as of December 31, 2025. As of that date, Ms. Ramesh had forfeited all unvested
RSUs previously awarded to her, and Ms. Hayhurst had not yet been granted any RSUs.

	Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested[1]	Vesting Date[2]
Bradford T. Nordholm	21,241	$3,729,282	March 31, 2026
	4,576	803,408	March 31, 2027
	3,283	576,396	March 31, 2028
Matthew M. Pullins	497	$87,258	December 11, 2026
	497	87,258	December 11, 2027
	497	87,258	December 11, 2028
Zachary N. Carpenter	2,009	$352,720	March 31, 2026
	1,409	247,378	March 31, 2027
	990	173,814	March 31, 2028
Brian M. Brinch	726	$127,464	March 31, 2026
	505	88,663	March 31, 2027
	418	73,388	March 31, 2028
Gregory N. Ramsey	451	$79,182	March 31, 2026
	269	47,228	March 31, 2027
	134	23,526	March 31, 2028
Stephen P. Mullery	1,448	$254,225	March 31, 2026
	1,137	199,623	May 2, 2026
	946	166,089	March 31, 2027
	678	119,036	March 31, 2028
(1)Calculated based on a price of $175.57 per share (the closing price for the Class C Non-Voting Common Stock on the last trading day of 2025 as reported by the NYSE).
(2)For the RSUs that vested in March 2026: (i) vesting of one-third of each of the grants of time-based RSUs made in March 2023, 2024, and 2025;
(ii) for Messrs. Nordholm, Carpenter, Brinch, and Mullery, the target amount of performance-based RSUs eligible to vest as determined by the
Compensation Committee for each individual contingent on the achievement of performance objectives related to Earnings before Credit, subject to specified “gatekeeper” metrics for the performance period of January 1, 2023 through December 31, 2025; and (iii) only for
Mr. Nordholm, the target amount of the special incentive equity award of 15,000 performance-based RSUs granted in March 2023. The terms of all the performance-based RSUs granted in March 2023 (including Mr. Nordholm's special award) are described in more detail in Farmer
Mac's Current Report on Form 8-K filed with the SEC on March 15, 2023. Target amounts are shown for the performance-based RSUs that vested on March 31, 2026 because the performance level achieved for those awards had not been reviewed and certified by the Compensation
Committee as of December 31, 2025. In March 2026, the Compensation Committee determined that the performance level achieved for
Mr. Nordholm's special incentive equity award was 164% and that the performance level achieved for the other performance-based RSUs granted in March 2023 was 200%, as described in more detail in Farmer Mac's Current Report on Form 8-K filed with the SEC on March 11, 2026.
Mr. Mullery will vest in 1,137 shares on May 2, 2026 because he has satisfied the vesting conditions of that equity award granted in connection with his August 2025 transition agreement.
For the RSUs scheduled to vest in March 2027: (i) vesting of one-third of each of the grants of time-based RSUs made in March 2024 and 2025;
and (ii) for Messrs. Nordholm, Carpenter, Brinch, and Mullery, the target amount of performance-based RSUs eligible to vest as determined by the Compensation Committee for each executive officer contingent on the achievement of performance objectives related to Earnings before
Credit, subject to specified “gatekeeper” metrics for the performance period of January 1, 2024 through December 31, 2026. The terms of the performance-based RSUs granted in March 2024 are described in more detail in Farmer Mac's Current Report on Form 8-K filed with the SEC on
March 11, 2024.
For the RSUs scheduled to vest in March 2028: (i) vesting of one-third of each of the grants of time-based RSUs made in March 2025; and (ii) for
Messrs. Nordholm, Carpenter, Brinch, and Mullery, the target amount of performance-based RSUs eligible to vest as determined by the
Compensation Committee for each executive officer contingent on the achievement of performance objectives related to Earnings before Credit, subject to specified “gatekeeper” metrics for the performance period of January 1, 2025 through December 31, 2027. The terms of the performance-based RSUs granted in March 2025 are described in more detail in "Executive Compensation Governance—Compensation
Discussion and Analysis—Total Compensation Elements—Long-Term Incentive Compensation—Performance-Based RSUs Granted in 2025."
The RSUs scheduled to vest on December 11, 2026, 2027, and 2028, will vest on those dates if Mr. Pullins is still employed by Farmer Mac on those dates.

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Executive Compensation Governance

SARS EXERCISES AND
STOCK VESTED
The following table provides information about SARs
exercised during 2025 by Mr. Nordholm, Ms. Ramesh,
and Mr. Carpenter, who were the only NEOs to exercise
SARs during the year. The value realized upon exercise
of the SARs is the difference between (1) the fair market
value of the Class C Non-Voting Common Stock on the
date of exercise and (2) the SARs grant price, then
multiplied by the number of SARs exercised, excluding
the amounts retained by Farmer Mac to satisfy tax
withholding requirements arising from the exercises.

Name	Number of SARs Exercised (#)	Number of Shares Acquired Upon Exercise (#)[1]	Value Realized Upon Exercise ($)[1]
Bradford T. Nordholm	23,205	7,364	1,501,741
Aparna Ramesh	2,372	411	80,322
Zachary N. Carpenter	851	182	37,494
(1)The table above reflects shares and the value of shares (including cash paid for any fractional shares) that were delivered to the identified individuals during 2025 and does not include shares that were retained by Farmer Mac to satisfy tax withholding
requirements arising from each SARs exercise.
The following table provides information about RSUs
that vested during 2025 and were issued to the NEOs.
Mr. Pullins and Ms. Hayhurst did not vest in any RSUs
during 2025.

Name[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
Bradford T. Nordholm	4,224	796,562
Zachary N. Carpenter	1,410	265,898
Brian M. Brinch	505	95,233
Gregory N. Ramsey	927	174,814
Aparna Ramesh	1,439	271,367
Stephen P. Mullery	1,137	214,415
(1)The table above reflects shares and the value of shares (including cash paid for any fractional shares) that were delivered to the applicable NEO upon vesting and does not include shares that were retained by Farmer Mac to satisfy tax withholding
requirements arising from the vesting of these shares.
(2)The value realized upon vesting of the RSUs reflects the cash paid for any fractional shares and the number of shares vested
multiplied by $188.58, which was the closing price of the Class C
Non-Voting Common Stock on the business day before the vesting date as reported by the NYSE.
NONQUALIFIED DEFERRED
COMPENSATION TABLE
The Nonqualified Deferred Compensation Plan of the
Federal Agricultural Mortgage Corporation ("NQDC
Plan") is a nonqualified deferred compensation plan
designed to comply with the provisions of Section 409A
of the Code. It became effective on May 1, 2017 and
was amended on November 15, 2023. The purpose of
the NQDC Plan is to:
•restore retirement contributions by Farmer Mac on
behalf of designated highly compensated employees
to the level those individuals would have otherwise
been eligible to receive in employer contributions
under Farmer Mac’s 401(k) retirement plan without
the limits imposed by Section 401(a)(17) of the Code
on the amount of annual compensation that can be
considered in determining employer contributions
under a qualified retirement plan; and
•permit each designated highly compensated
employee to elect to defer a portion of compensation
without reference to the limitations in Farmer Mac’s
401(k) plan or those imposed by Section 415(c)(1)(A)
of the Code for qualified defined contribution
retirement plans.
Under the NQDC Plan, Farmer Mac credits the account
of each participant each calendar year with an amount
equal to 18.9% of the difference between (i) the annual
compensation limit under 401(a)(17) of the Code, which
was $350,000 for 2025, and (ii) a participant’s annual
base salary, which in calculating employer credits under
the NQDC Plan is capped at $750,000 for all
participants. This fixed contribution percentage is the
same formula used for determining employer
contributions to Farmer Mac’s 401(k) plan based on an
employee’s annual base salary that is above the
applicable Social Security wage base for that year.
In addition to employer credits to the accounts of each
participant and subject to applicable tax laws,
participants in the NQDC Plan may elect to defer up to
80% of their base salary and up to 80% of any short-
term incentive cash bonus scheduled to be received in
any one year. A participant may elect to defer
compensation until a fixed and determinable date that
must be at least two years after the first day of the year
in which the deferral election became effective. A
participant will be fully vested in non-elective employer
credits upon the earliest to occur of: (i) death,
(ii) disability, or (iii) three years following the effective date of participation in the NQDC Plan. A participant will
be immediately fully vested in all amounts credited
attributable to elective deferrals of compensation.
The earliest to occur of the following events will trigger
the distribution of all amounts credited to a participant’s

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Farmer Mac 2026 Proxy Statement
account, including both non-elective employer credits
and elective deferrals: (i) death, (ii) disability, and
(iii) the later to occur of the participant’s separation from service (as defined in Section 409A of the Code) or
attaining the age of 65. A participant may elect to
receive these payments in a single lump sum cash
payment or in annual installments for a period of up to
ten years, although account balances will become
payable immediately in a single lump sum cash
payment upon a participant’s death or disability. A
participant also can request a distribution in the event of
an unforeseen emergency (as defined in Section 409A
of the Code).
Account balances under the NQDC Plan earn or lose
value based on the investment performance of one or
more of the investment funds offered under the NQDC
Plan and selected by the participants, which are
generally similar to the investment options offered under
Farmer Mac’s 401(k) retirement plan available to all
employees. The returns on the funds in each current
participant's account ranged from 12.8% to 17.0% for
the year ended December 31, 2025.
All amounts credited to a participant’s account under the
NQDC Plan represent Farmer Mac’s contractual
obligation to pay future benefits and will not be secured
by any segregated assets, thereby putting NQDC Plan
participants in a similar position to the unsecured
general creditors of Farmer Mac.
The following table shows the benefits accrued under
the NQDC Plan by Farmer Mac's NEOs that participated
in the NQDC Plan as of December 31, 2025.
Ms. Hayhurst and Mr. Pullins were hired in late 2025
and did not qualify for contributions from Farmer Mac for
2025. Neither of them made any voluntary contributions
to their NQDC accounts for 2025, so each had an
NQDC balance of zero at the end of 2025. Ms. Ramesh
and Mr. Mullery are entitled to future payments under
the NQDC Plan despite no longer being employed by
Farmer Mac.

Name	Aggregate Balance at End of 2024	Executive Contributions[1] in 2025	Farmer Mac's Contributions[2] in 2025	Aggregate Earnings[3] in 2025	Aggregate Withdrawals/ Distributions	Aggregate Balance[4] at End of 2025
Bradford T. Nordholm	$3,200,542	$—	$75,600	$463,115	$—	$3,739,257
Zachary N. Carpenter	$217,665	$—	$28,081	$27,039	$—	$272,785
Brian M. Brinch	$20,634	$—	$18,900	$2,596	$—	$42,130
Stephen P. Mullery	$295,980	$—	$28,350	$44,923	$—	$369,253
Gregory N. Ramsey	$31,374	$8,067	$7,024	$6,364	$—	$52,829
Aparna Ramesh	$355,192	$31,731	$—	$63,027	$—	$449,950
(1)The amounts listed represent elective contributions of a portion of a portion of base salary under the NQDC Plan (which amounts are reported in the "Summary Compensation Table" on page 53 in the "Salary" column.
(2)The amounts listed represent the amounts credited for 2025 by Farmer Mac to the accounts of the NEOs under the NQDC Plan. These amounts are also reported in the "Summary Compensation Table" on page 53 in the "All Other Compensation" column.
(3)The amounts listed represent the net amounts credited to the accounts of the NEOs during 2025 under the NQDC Plan as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure above.
These amounts do not represent above-market or preferential earnings and therefore are not reported in the "Summary Compensation Table" on page 53.
(4)The amounts listed represent the amounts of the NQDC Plan balances at the end of 2025 for each of the NEOs. The following employer contribution amounts were previously reported as compensation for each NEO in the "Summary Compensation Table" in 2024: $76,545 for
Mr. Nordholm; (ii) $36,855 for Ms. Ramesh; (iii) $22,680 for Mr. Carpenter; and (iv) $29,295 for Mr. Mullery; and in 2023: $79,380 for
Mr. Nordholm; (ii) $36,855 for Ms. Ramesh; (iii) $22,680 for Mr. Carpenter; and (iv) $29,295 for Mr. Mullery.

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Executive Compensation Governance

AGREEMENTS WITH
EXECUTIVE OFFICERS
Mr. Nordholm and Mr. Carpenter are the only current
executive officers who are party to an employment
agreement with Farmer Mac. Mr. Mullery and Farmer
Mac were party to a transition agreement related to the
terms of his transitional advisory role from September 8,
2025 through his retirement date of April 3, 2026.
Ms. Hayhurst and Messrs. Brinch, Carpenter, and
Pullins participate in the Amended and Restated
Executive Officer Severance Plan ("Severance Plan").
Ms. Ramesh and Mr. Mullery ceased to participate in
the Severance Plan upon their respective last days of
employment with Farmer Mac. Mr. Ramsey does not
participate in the Severance Plan.
Employment Agreement with Farmer
Mac's Chief Executive Officer
Mr. Nordholm, Farmer Mac's CEO, is party to an
amended employment agreement dated December 23,
2020 and further amended on September 28, 2022 and
September 25, 2025 (as amended, "Agreement") with
Farmer Mac to serve as the company's Chief Executive
Officer through March 31, 2027, subject to earlier
termination as provided in the Agreement. The
Agreement does not contemplate any extensions to
Mr. Nordholm's term beyond March 31, 2027. Under the
Agreement, Farmer Mac and Mr. Nordholm have agreed
to the following terms, among others:
•Base Salary. Mr. Nordholm’s annual base salary
under the Agreement was set at $800,000 starting
January 1, 2021, less applicable withholding for taxes
and similar items. This base salary has not been
increased since then, but will be reviewed by Farmer
Mac at the beginning of each year and may be
increased in the sole discretion of the Board or the
Compensation Committee of the Board. Under the
Agreement, no increase in the base salary is required
during the remainder of the term, although
Mr. Nordholm's annual base salary may not be
decreased below $800,000.
•Annual Incentive Compensation. The Agreement sets
Mr. Nordholm’s target annual cash incentive payment
at 100% of his base salary for work performed in
2025 and 2026. For performance in 2027,
Mr. Nordholm will be eligible to be paid a fixed cash
incentive payment of $200,000. If Mr. Nordholm’s
employment relationship with Farmer Mac is severed
as a result of termination by mutual agreement or
death or “disability” (as defined in the Agreement),
(1) his cash incentive payment for performance in
2025 and 2026 (as applicable) will be the greater of:
(a) $400,000; and (b) a prorated amount based on
$800,000 and the number of days he is employed by
Farmer Mac in the applicable year; and (2) his cash
incentive payment for performance in 2027 (as
applicable) will be a prorated amount based on
$200,000 and the number of days he is employed by
Farmer Mac in 2027.
•Long-Term Incentive Compensation. The Agreement,
provides for Mr. Nordholm to receive a 2026 award of
long-term incentive compensation in the form of
RSUs of Farmer Mac’s Class C non-voting common
stock valued at approximately $1,500,000. Those
RSUs were awarded on March 5, 2026 and will “cliff-
vest” on March 31, 2027, subject to Farmer Mac not
having terminated Mr. Nordholm’s employment for
“cause” (as defined in the Agreement) or
Mr. Nordholm not having voluntarily terminated his
employment before March 31, 2027 (other than a
termination by mutual agreement or a termination as
a result of Mr. Nordholm’s death or disability). If
Mr. Nordholm’s employment is terminated by mutual
agreement or as a result of Mr. Nordholm’s death or
disability before March 31, 2027, a prorated number
of RSUs will vest based on the number of days
Mr. Nordholm was employed by Farmer Mac after
March 31, 2026 through the date of termination of
employment. The award agreement for these RSUs
does not include Farmer Mac's customary
"retirement" provision for continued vesting of the
award as scheduled upon retirement from Farmer
Mac. The Agreement provides that Mr. Nordholm
shall not be entitled to receive an award of long-term
incentive compensation in 2027 even though other
senior executives of Farmer Mac may receive annual
long-term incentive grants in 2027.
•Benefits. Mr. Nordholm is eligible to participate in the
welfare benefit plans and programs, incentive,
savings, and retirement compensation programs, and
other employee benefits generally available to other
senior executives of Farmer Mac and on terms no
less favorable than for other senior executives of
Farmer Mac. Mr. Nordholm is also entitled to five
weeks of paid vacation per year.
•Events of Termination. Mr. Nordholm’s employment
will terminate upon his death or disability and may be
terminated: at any time by Farmer Mac with or without
"cause" (as defined in the Agreement); by
Mr. Nordholm voluntarily or if Farmer Mac materially
breaches, and fails to cure, its obligations under the
Agreement; or by mutual written agreement upon
30 days’ prior written notice from either party.
•Payments Upon Disability. Upon the termination of
Mr. Nordholm’s employment due to a "disability" (as
defined in the Agreement), if Mr. Nordholm is not
eligible for, or is otherwise not covered by, disability
insurance and if Mr. Nordholm (or his estate or heirs)
executes a full release of claims in favor of Farmer

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Farmer Mac 2026 Proxy Statement
Mac substantially in the form attached to the
Agreement (the “Release”), Farmer Mac will continue
to pay Mr. Nordholm (or his estate or heirs) for
12 months, his then-current base salary. See "Annual
Incentive Compensation" and "Long-Term Incentive
Compensation" above for a description of how a
termination for disability would affect those payments
and awards.
•Severance Pay. If Farmer Mac terminates
Mr. Nordholm’s employment other than by mutual
agreement or for “cause” (as defined in the
Agreement), or Mr. Nordholm terminates his
employment in connection with an uncured material
breach of the Agreement by Farmer Mac, subject to
Mr. Nordholm’s execution of a Release, Farmer Mac
shall, to the extent permitted by law and regulation,
pay Mr. Nordholm the following severance benefits:
(1) an aggregate lump sum amount in cash equal to
the sum of (a) Mr. Nordholm’s base salary (currently
$800,000) and (b) his base salary multiplied by the
incentive compensation target (currently 100%), and
(2) continuation of health care coverage under
COBRA, at Farmer Mac’s expense, until the earlier of
(a) if employment is terminated without "cause" or by
mutual agreement, the date that is the earlier to occur
of (x) December 31, 2027 or (y) the date that is
18 months from the date of termination of
employment or (b) if employment is terminated other
than without "cause" or by mutual agreement, the
date that is one year from the date of termination of
employment. Any severance pay received by Mr.
Nordholm from Farmer Mac under the Agreement will
not be mitigated by any subsequent earnings by
Mr. Nordholm from any other source. Mr. Nordholm
shall not be entitled to severance pay under the
Agreement due to the termination of employment
upon the expiration of the term.
•Constructive Termination. Mr. Nordholm’s ability to
terminate his employment and receive severance pay
in connection with an uncured material breach of the
Agreement by Farmer Mac does not include the
ability to do so for a diminution of scope of authority
due to the appointment of a successor CEO during a
CEO succession process initiated by the Board as
long as Mr. Nordholm’s compensation owing under
the Agreement is not reduced.
•Post-Termination Restrictive Covenants. In
connection with any termination of employment of
Mr. Nordholm for any reason under the Agreement,
he has agreed: (1) not to compete with Farmer Mac,
other than with Farmer Mac’s written permission, for a
period of two years; (2) not to solicit any of Farmer
Mac’s “members of management” (as defined in the
Agreement) or employees for two years; (3) not to
disclose or use Farmer Mac’s “confidential information”
(as defined in the Agreement); and (4) not to disparage
or diminish the reputation of Farmer Mac, its products,
services, officers, directors, or employees. Upon the
termination of Mr. Nordholm’s employment other than
for cause, Farmer Mac has agreed that its Board
shall instruct its officers not to make any public
statement or publish on behalf of Farmer Mac any
statement that disparages or tends to diminish the
reputation of Mr. Nordholm.
•Indemnification. Farmer Mac has agreed that it will
not amend Article VIII of its By-Laws (indemnification
provisions) or reduce Farmer Mac’s Directors' and
Officers' insurance coverage, in either case in a
manner disproportionately adversely affecting
Mr. Nordholm without his prior written consent.
Prospective Employment Agreement
with Farmer Mac's President and Chief
Operating Officer
On September 25, 2025, Farmer Mac’s Board of
Directors appointed Mr. Carpenter to serve as Farmer
Mac’s President and Chief Operating Officer, effective
upon Mr. Nordholm’s resignation as President. On that
same date, the Board designated Mr. Carpenter as
Mr. Nordholm’s successor and appointed Mr. Carpenter
to serve as Farmer Mac’s Chief Executive Officer upon
the earlier of: (1) April 1, 2027; and (2) Mr. Nordholm’s
last day of employment with Farmer Mac (“Effective
Date”). In connection with Mr. Carpenter’s appointment
as Farmer Mac’s next President and Chief Executive
Officer, Farmer Mac entered into an Employment
Agreement (“Carpenter Agreement”) with Mr. Carpenter
on September 30, 2025. The Carpenter Agreement
contemplates Mr. Carpenter serving as Farmer Mac’s
next President and Chief Executive Officer for an initial
three-year term (“Initial Term”) commencing on the
Effective Date, subject to earlier termination as provided
in the Carpenter Agreement. The Carpenter Employment
Agreement may be renewed following the expiration of
the Initial Term for successive one-year periods upon a
vote of the Board and Mr. Carpenter’s agreement in
writing to any such renewal. Under the Carpenter
Agreement, Farmer Mac and Mr. Carpenter have
agreed to the following terms, among others:
•Base Salary. On the Effective Date, Mr. Carpenter’s
annual base salary will be the greater of: (1) $650,000;
and (2) Mr. Carpenter’s then-current annual base salary
immediately before the Effective Date plus $75,000.
Mr. Carpenter’s base salary will be reviewed at least
annually and may be increased in the sole discretion of
the Board or the Compensation Committee of the Board.
•Annual Incentive Compensation. Mr. Carpenter will be
eligible for an annual cash incentive payment with a
target of 80% of his base salary for work performed
during the preceding calendar year. The target

63

Executive Compensation Governance

amount for annual cash incentive payments will be
reviewed at least annually and may be modified in the
sole discretion of the Board or the Compensation
Committee of the Board.
•Long-Term Incentive Compensation. Mr. Carpenter
will be eligible to receive awards of long-term
incentive compensation from time to time in a form,
and subject to such conditions, as determined by the
Board or the Compensation Committee of the Board
in its sole discretion. In approximately March 2027,
the Board intends to grant Mr. Carpenter long-term
equity compensation valued at approximately
$650,000 under the methodology prescribed in
Farmer Mac’s policy related to grants of equity-based
compensation, subject to similar terms and conditions
as apply to similar 2027 annual long-term incentive
grants made to other senior executives of Farmer
Mac. This target amount for the value of annual long-
term incentive compensation awarded will be
reviewed at least annually and may be modified in the
sole discretion of the Board or the Compensation
Committee of the Board.
•Benefits. Mr. Carpenter will be eligible to participate in
the welfare benefit plans and programs, incentive,
savings, and retirement compensation programs, and
other employee benefits (including paid parking in the
parking garage associated with Farmer Mac’s
headquarters building) generally available to other
senior executives of Farmer Mac and on terms no
less favorable than for other senior executives of
Farmer Mac. Mr. Carpenter will also be entitled to five
weeks of paid vacation per year.
•Events of Termination. Mr. Carpenter’s employment
will terminate upon his death or “disability” (as defined
in the Carpenter Agreement) and may be terminated:
at any time by Farmer Mac with or without “cause” (as
defined in the Carpenter Agreement); upon the
liquidation, receivership, or conservatorship of Farmer
Mac; or by Mr. Carpenter voluntarily or if Farmer Mac
materially breaches, and fails to cure, its obligations
under the Carpenter Agreement.
•Payments Upon Disability. Upon the termination of
Mr. Carpenter’s employment due to a disability,
Farmer Mac will, for 12 months, continue to pay
Mr. Carpenter (or to his estate or heirs if he dies after
the commencement of payments) an amount equal to
the difference between Mr. Carpenter’s current base
salary and the amount of disability insurance
payments received by Mr. Carpenter under Farmer
Mac’s long-term disability insurance policy.
•Severance Pay. If Farmer Mac terminates
Mr. Carpenter’s employment other than for
"cause" (as defined in the Carpenter Agreement), or
Mr. Carpenter terminates his employment in
connection with an uncured material breach of the
Carpenter Agreement by Farmer Mac, subject to
Mr. Carpenter’s execution of a full release of claims in
favor of Farmer Mac substantially in the form
attached to the Carpenter Agreement, Farmer Mac
shall, to the extent permitted by law and regulation,
pay Mr. Carpenter the following severance benefits:
(1) an aggregate lump sum amount in cash equal to
the sum of (a) Mr. Carpenter’s base salary and (b) his
base salary multiplied by the annual incentive
compensation target, and (2) continuation of health
care coverage under COBRA, at Farmer Mac’s
expense, until the earlier of (a) the date that is one
year from the date of termination of his employment
or (b) the date that he becomes eligible for medical
insurance coverage through another employer. Any
severance pay received by Mr. Carpenter from
Farmer Mac under the Carpenter Employment
Agreement will not be mitigated by any subsequent
earnings by Mr. Carpenter from any other source.
Mr. Carpenter will not be entitled to severance pay
under the Carpenter Agreement due to the
termination of employment upon the expiration of
the term.
•Constructive Termination. Mr. Carpenter’s ability to
terminate his employment and receive severance pay
in connection with an uncured material breach of the
Carpenter Agreement by Farmer Mac does not
include the ability to do so for a diminution of scope of
authority due to the appointment of a successor CEO
during a CEO succession process initiated by the
Board as long as Mr. Carpenter’s compensation
owing under the Carpenter Agreement is not reduced.
•Post-Termination Restrictive Covenants. In
connection with any termination of employment of
Mr. Carpenter for any reason under the Carpenter
Agreement, he has agreed: (1) not to compete with
Farmer Mac, other than with Farmer Mac’s written
permission, for a period of two years; (2) not to solicit
any of Farmer Mac’s employees for two years and not
to induce any business relationship of Farmer Mac to
cease doing business with Farmer Mac or interfere
with that business relationship for two years; (3) not
to disclose or use Farmer Mac’s “confidential
information” (as defined in the Carpenter Agreement);
and (4) not to disparage or diminish the reputation of
Farmer Mac, its products, services, officers, directors,
or employees. Upon the termination of
Mr. Carpenter’s employment other than for cause,
Farmer Mac has agreed that its Board shall instruct
its officers not to make any public statement or
publish on behalf of Farmer Mac any statement that
disparages or tends to diminish the reputation of
Mr. Carpenter.

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Farmer Mac 2026 Proxy Statement
•Indemnification. Farmer Mac has agreed that it will
not amend Article VIII of its By-Laws (indemnification
provisions) or reduce Farmer Mac’s Directors' and
Officers' insurance coverage, in either case in a
manner disproportionately adversely affecting
Mr. Carpenter without his prior written consent.
This summary of the Carpenter Agreement is qualified
in its entirety by the complete text of the Carpenter
Agreement, which Farmer Mac filed with the SEC on a
Current Report on Form 8-K on September 30, 2025.
Transition Agreement with Former
Executive Officer
On August 14, 2025, Farmer Mac entered into a
transition agreement ("Transition Agreement") with
Mr. Mullery, who served as Executive Vice President –
General Counsel and Secretary through September 8,
2025 and is identified as a named executive officer in
this report. Under the Transition Agreement, Mr. Mullery
was actively employed in a transitional advisory role
from September 8, 2025 until his retirement on April 3,
2026. During that period, he continued to receive his
previously established compensation and benefits and
received a cash incentive payment for his performance
in 2025. As an incentive to remain a full-time employee
until his retirement date, Mr. Mullery received the
following benefits under the Transition Agreement:
(1) an award of time‑vested RSUs in August 2025
valued at $200,000 that will vest on May 2, 2026; (2) a
$500,000 lump‑sum cash payment to be paid in late
April 2026; and (3) continuation of health care coverage
under COBRA, at Farmer Mac’s expense, through
April 30, 2027.
These payments and benefits were contingent upon
Mr. Mullery's execution of a Separation Agreement and
General Release ("Release") following his retirement,
which he has provided to Farmer Mac. In the Release,
Mr. Mullery has agreed: (1) not to solicit any of Farmer
Mac’s employees and not to induce any business
relationship of Farmer Mac to cease doing business
with Farmer Mac or interfere with that business
relationship for 12 months; (2) not to disclose or use
Farmer Mac’s “confidential information” (as defined in
Transition Agreement); (3) not to disparage or diminish
the reputation of Farmer Mac, its products, services,
officers, directors, or employees; and (4) to cooperate
with Farmer Mac in providing reasonable assistance for
the transitioning of work (including occasional post-
employment assistance as needed). The Transition
Agreement also provides that Mr. Mullery's retirement
on April 3, 2026 will be treated as a “Retirement” under
the applicable award agreements for his outstanding
equity awards.
This summary of the Transition Agreement is qualified in
its entirety by the complete text of the Transition
Agreement, which Farmer Mac filed with the SEC on a
Current Report on Form 8-K on August 18, 2025.
Amended and Restated Executive
Officer Severance Plan
In January 2020, Farmer Mac's Board approved an
Amended and Restated Executive Officer Severance
Plan to continue to provide executive officers with
reasonable compensation in the event of their
termination of employment with Farmer Mac.
Participants in the Severance Plan must sign a
participation agreement with restrictions on competition,
solicitation, and disparagement ("Participation
Agreement"). Ms. Hayhurst and Messrs. Brinch,
Carpenter, and Pullins are the only NEOs who
participate in the Severance Plan.
Under the Severance Plan, if Farmer Mac terminates a
Participant’s employment other than for "Cause" (as
defined in the Severance Plan) or if the Participant
terminates his or her employment with Farmer Mac after
an "Adverse Change in Conditions of Employment" (as
defined in the Severance Plan Plan), upon execution of
a valid release agreement that becomes effective and
irrevocable, the Participant will be entitled to:
•an amount equal to the sum of the Participant’s
annual base salary and annual target bonus, payable
in one lump sum;
•for 12 months, Farmer Mac’s payment of the cost of
premiums for the Participant and the Participant’s
eligible dependents for continuing health, dental, and
vision benefits under the Consolidated Omnibus
Budget Reconciliation Act of 1985, as amended
(COBRA), which amounts shall be limited to the
excess over what Farmer Mac’s active employees are
then required to pay for comparable benefits
sponsored by the company and the payment of which
shall also be subject to the Participant’s continued
compliance with the terms of the Participation
Agreement, with payment ceasing if the individual
becomes eligible for a new employer’s coverage; and
•payment of any accrued and unpaid annual base
salary and any unpaid expense reimbursements
incurred by the Participant for ordinary and
reasonable business expenses incurred in the course
of conducting Farmer Mac business (but not including
any accrued vacation pay or any accrued annual
target bonus other than amounts not yet paid for
service during an entire completed fiscal year, subject
to discretion exercised in the ordinary course).
Under the Severance Plan, these payments and
benefits will be in lieu of any other severance payments
to Participants.

65

Executive Compensation Governance

Upon termination of a Participant's employment due to
disability (as defined in the Severance Plan), Farmer
Mac will pay, during the 12 months following
termination, the difference between the Participant's
base salary and the amount of disability insurance
payments received by the Participant under Farmer
Mac's long-term disability policy if and to the extent that
those Farmer Mac payments will not cause a reduction
in or offset of the policy payments. If a Participant dies
after the start of those payments, the balance will be
payable in accordance with the beneficiary designation
provisions of the Severance Plan.
Under the terms of a separately executed Participation
Agreement, upon termination of a Participant's
employment for any reason under the Severance Plan,
Participants have agreed (1) not to compete with
Farmer Mac, other than with Farmer Mac’s written
permission, for a period of one year; (2) not to solicit
any of Farmer Mac’s “members of management” (as
defined in the Participation Agreement) or employees
for two years; (3) not to disclose or use Farmer Mac’s
“confidential information” (as defined in the Participation
Agreement); and (4) not to disparage or diminish the
reputation of Farmer Mac, its products, services,
officers, directors, or employees.
Participants are not required to mitigate amounts of
payments by seeking employment or otherwise, and
payments under the Severance Plan will not be offset
by amounts payable from new employment for services
rendered during the 12 months following termination of
employment with Farmer Mac. However, the
Participant's eligibility for the continuation of COBRA will immediately cease upon the start of the new
employment.
Amounts payable to any Participant under the
Severance Plan are subject to any recoupment or
clawback policy as may be implemented and interpreted
by Farmer Mac, including those implemented to comply
with the Dodd-Frank Act, or any other applicable law
and regulation.
POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE-IN-CONTROL
Other than Ms. Ramesh and Mr. Ramsey, each of the NEOs would have been eligible to receive payments upon a termination without cause or upon a termination without cause due to disability, occurring as of December 31, 2025.
None of these individuals would have been eligible to receive any payments upon resignation or retirement as of
December 31, 2025.
The following table shows the total that would be payable to each of Ms. Hayhurst and Messrs. Nordholm, Carpenter,
Pullins, Brinch, and Mullery upon a termination without cause occurring as of December 31, 2025:

Name[1]	Base Salary	Non-Equity Incentive Compensation	Total
Bradford T. Nordholm	$800,000	$800,000	$1,600,000
Zachary N. Carpenter	$575,000	$431,250	$1,006,250
Matthew M. Pullins	$550,000	$275,000	$825,000
Brian M. Brinch	$450,000	$180,000	$630,000
Geraldine I. Hayhurst	$450,000	$60,000	$510,000
Stephen P. Mullery	$500,000	$200,000	$700,000
(1)As of December 31, 2025, each of Ms. Hayhurst and Messrs. Nordholm, Carpenter, Pullins, Brinch, and Mullery would have also received all base salary accrued and unpaid as of the applicable date of termination and also would have been entitled to continuation of health care coverage under COBRA at Farmer Mac's expense for 12 months.
The following table shows the total that would be payable to each of the NEOs other than Ms. Ramesh and
Mr. Ramsey upon a termination without cause due to disability occurring as of December 31, 2025:

Name[1]	Base Salary	Non-Equity Incentive Compensation	Total
Bradford T. Nordholm	$800,000	$0	$800,000
Zachary N. Carpenter	$575,000	$0	$575,000
Matthew M. Pullins	$550,000	$0	$550,000
Brian M. Brinch	$450,000	$0	$450,000
Geraldine I. Hayhurst	$450,000	$0	$450,000
Stephen P. Mullery	$500,000	$0	$500,000
(1)In the event of a termination without cause due to a disability, Farmer Mac would pay each of Ms. Hayhurst and Messrs. Carpenter, Pullins,
Brinch, and Mullery the difference between her or his current base salary and the amount of disability insurance payments received by her or him under Farmer Mac's long-term disability policy during the 12 months following termination. If Mr. Nordholm is not eligible for, or is otherwise not covered by, disability insurance, upon execution of a separation agreement, Farmer Mac would continue to pay Mr. Nordholm's then-current base salary during the 12 months following termination.

66

Farmer Mac 2026 Proxy Statement
None of the NEOs are eligible to receive additional payments upon a change-in-control of Farmer Mac.
EQUITY COMPENSATION PLANS
The following table provides information relating to compensation plans under which equity securities are authorized to be issued as of December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options or SARs or vesting of RSUs	Weighted average exercise price of outstanding options and SARs (per share)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans not approved by stockholders	—	—	—
Equity compensation plans approved by stockholders	173,462	$134.02	993,357
As of December 31, 2025, SARs covering 499,502
shares (net of canceled shares, shares retained by
Farmer Mac to satisfy withholding obligations, and
shares disposed to Farmer Mac upon exercise) and
1,007,141 shares related to the vesting of RSUs (net of
canceled shares) had been granted under the Amended
and Restated 2008 Omnibus Incentive Plan, leaving
993,357 shares of Class C Non-Voting Common Stock
available for future issuance of grants under the plan as
of that date. The outstanding SARs granted under the
Amended and Restated 2008 Omnibus Incentive Plan
during have a weighted average exercise price of
$134.02 per share.
CEO PAY RATIO
Median Employee
Under regulations implemented by the SEC under the
Dodd-Frank Act, Farmer Mac must disclose the ratio of
annual total compensation of its CEO to the median
total compensation of all of Farmer Mac's employees
(excluding the CEO) for the most recently completed
fiscal year. Given the limited dispersion around the
midpoint of the employee population and the immaterial
impact of recent hiring and terminations, Farmer Mac
will use the same median employee for purposes of the
CEO pay ratio for the second year in a row. Excluding
Farmer Mac’s CEO, Farmer Mac employed 229
individuals (including interns) as of the determination
date. The year-to-date gross earnings consisted of the
following for each
individual employed by Farmer Mac as of the
determination date: base salary, annual short-term
incentive compensation received for service during
2025, the grant date fair value of any equity award
granted during 2025, dividend equivalents paid in cash
on RSUs that vested in 2025, and employer
contributions for 2025 under Farmer Mac's nonqualified
deferred compensation plan.
Ratio of Annual Total Compensation of
CEO to Median Employee
Farmer Mac's CEO, Mr. Nordholm, served in that role
for all of 2025, and his total annual compensation is set
forth in the Summary Compensation Table in this proxy
statement. The annual total compensation for the
median employee has been calculated using the same
methodology used for our NEOs in the Summary
Compensation Table in this proxy statement. The
calculations of annual total compensation for
Mr. Nordholm and Farmer Mac's median employee are
$4,025,608 and $194,617, respectively. Thus, Farmer
Mac's reasonable estimate of the 2025 CEO to median
employee pay ratio is 21:1. In light of the many different
methodologies, assumptions, adjustments, and
estimates that companies may apply under the
regulations implemented by the SEC under the Dodd-
Frank Act, this information should not be used as a
basis for comparison to other companies.

67

Executive Compensation Governance

PAY VERSUS PERFORMANCE
As described in the CD&A, Farmer Mac's executive compensation program is based on a pay-for-performance approach, meaning that a significant portion of executive compensation is variable and closely tied to both individual performance and Farmer Mac's financial performance. The table below provides standardized data on executive compensation in a format prescribed by the SEC, which is intended to be easier to link to company performance than the amounts already disclosed in the Summary Compensation Table ("SCT") and CD&A. The table compares the total compensation from the SCT to the compensation actually paid ("CAP") for the principal executive officer ("PEO") and the average CAP paid to the other non-PEO named executive officers ("NEOs") during 2025 and the four previous years. CAP is based on the total compensation figures presented in the SCT, but adjusted to reflect the change in actual value of outstanding equity-based awards (e.g., SARs and RSUs). For comparative purposes, the table also includes for the same five-year period: (1) Farmer Mac's total shareholder return ("TSR") based on the performance of its Class C Non-Voting Common Stock; (2) the TSR of the selected peer group (the S&P 500 Financial Services
Index); (3) Farmer Mac's results for GAAP net income; and (4) Farmer Mac's results for Core Earnings before Credit
(a non-GAAP measure), which is Farmer Mac's company-selected metric for pay versus performance disclosures. The
SCT amounts and the CAP amounts presented in the table below do not reflect the actual amount of compensation earned by or paid to Farmer Mac's named executive officers during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. See the CD&A above for a more complete description of how executive compensation relates to Farmer Mac's performance and how the Compensation
Committee makes its decisions.

Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[1,2]	Average Summary Compensation Table Total for Non-PEO NEOs[1]	Average Compensation Actually Paid to non-PEO NEOs[1,2]	Value of Initial Fixed $100 Investment Based On:		Net Income	Earnings[5]
					Farmer Mac's TSR[3]	Peer Group TSR[4]
2025	$4,025,608	$3,377,507	$973,922	$669,428	$277	$197	$207,415,000	$209,975,000
2024	$3,260,876	$5,264,320	$1,128,717	$1,385,556	$281	$199	$207,193,000	$180,862,000
2023	$5,631,233	$8,776,626	$1,249,902	$1,880,797	$284	$139	$200,003,000	$172,053,000
2022	$3,532,666	$3,094,824	$1,136,013	$1,033,285	$152	$134	$178,144,000	$125,598,000
2021	$3,211,156	$5,060,035	$1,045,533	$1,465,036	$161	$151	$136,089,000	$111,842,000
(1)Mr. Nordholm served as the PEO in all five years presented. The Non-PEO NEOs included for 2025 consisted of former executive officers Aparna
Ramesh and Stephen Mullery, current executive officers Mr. Brinch, Mr. Carpenter, Ms. Hayhurst, and Mr. Pullins, and former interim principal financial officer Gregory N. Ramsey. The Non-PEO NEOs included for 2021 through 2024 consisted of Ms. Ramesh, Mr. Carpenter, Chief Credit
Officer Marc J. Crady, and Mr. Mullery.
(2)To calculate CAP, the amounts shown below were deducted from and added to total compensation shown in the SCT. Farmer Mac has no pension plans or other defined benefit programs that affect the recalculation of the compensation disclosed under the SCT. Dividend equivalents paid in cash on vested RSUs are already included in the SCT totals for the PEO and the other NEOs.
RECONCILIATION OF PEO'S SCT TOTAL TO PEO'S CAP:

Year	SCT Total	Cumulative Deductions from SCT Total[i]	Cumulative Additions to SCT Totalii	CAP
2025	$4,025,608	$1,899,173	$1,251,072	$3,377,507
RECONCILIATION OF AVERAGE NON-PEO NEO SCT TOTAL TO AVERAGE NON-PEO NEO CAP:

Year	SCT Total	Cumulative Deductions from SCT Total[i]	Cumulative Additions to SCT Totalii	CAP
2025	$973,922	$494,041	$189,547	$669,428
(i)Represents the grant date fair value of equity-based awards granted. No change in pension value is reported for 2025. More detail about the specific deductions and additions to the SCT totals to arrive at the CAP totals is presented in the separate "Adjustments" table below.
(ii)Reflects the value of equity calculated in accordance with the SEC's methodology for determining CAP. More detail about the specific deductions and additions to the SCT totals to arrive at the CAP totals is presented in the separate "Adjustments" table below.

68

Farmer Mac 2026 Proxy Statement

Adjustments	2025
	PEO	Average of Other NEOs
SCT Amounts	$4,025,608	$973,922
Adjustments for defined benefit and actuarial pension plans
(Subtract): Aggregate change in actuarial present value included in SCT Amounts for the covered fiscal year	$—	$—
Add: Service cost for the covered fiscal year	$—	$—
Add: Prior service cost for the covered fiscal year	$—	$—
Adjustments for stock and option awards
(Subtract): Aggregate value for stock awards and option awards included in SCT Amounts for the covered fiscal year	$(1,587,089)	$(295,055)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	$1,251,072	$189,547
Add/(Subtract): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	$(77,612)	$(45,132)
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	$—	$—
Add/(Subtract): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	$(234,472)	$(37,069)
(Subtract): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	$—	$(116,785)
Add: Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to vesting if not otherwise included in the total compensation for the covered fiscal year	$—	$—
CAP Amounts (as calculated)	$3,377,507	$669,428
(3)Farmer Mac's TSR is based on the performance of its Class C Non-Voting Common Stock.
(4)Farmer Mac selected the companies included in the S&P 500 Financial Services Index as the peer group to show a peer group TSR compared to
Farmer Mac's TSR. Farmer Mac has presented the performance of the S&P 500 Financial Services Index in the performance graphs included in its annual reports to stockholders since 2007. Farmer Mac's relative performance against the S&P 500 Financial Services Index is also one of the metrics used in the March 9, 2023 award of performance-based RSUs to Mr. Nordholm designed to retain him as Farmer Mac's PEO through early 2026 and to reward performance.
(5)As described in more detail in the CD&A, "Earnings" (sometimes referred to as "Core Earnings Before Credit") is the non-GAAP financial measure of "core earnings" reported by Farmer Mac, excluding the after-tax effects of provisions for losses, gains or losses on fair value, or sale of REO property. See "Compensation Discussion and Analysis—Approach to Incentive Compensation—Short-Term Incentive Compensation." For a
reconciliation of Farmer Mac's GAAP net income attributable to common stockholders to non-GAAP core earnings, see "Management's
Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations" in Farmer Mac's Annual Report on Form 10-K
for the year ended December 31, 2025.
Most Important Measures to Determine
2025 CAP
In Farmer Mac's assessment, the seven metrics listed
below represent the most important financial
performance measures that Farmer Mac used to link
each NEO’s compensation to Farmer Mac's
performance in 2025. Each of the listed financial
measures was either used in the balanced "scorecard"
to determine annual short-term incentive compensation
awards for performance in 2025 or to determine the
vesting of long-term performance-based RSUs that
vested in 2025:

Earnings (Core Earnings before Credit)
Total Revenues
Business Volume
Ratio of Substandard Assets to Regulatory Capital
Compliance with applicable capital requirements
Net charge-offs
90-day delinquencies
These measures are not listed or ranked in any
particular order and are further described above in
"Compensation Discussion and Analysis—Approach to
Incentive Compensation," "—Total Compensation
Elements—Annual Cash Incentive Compensation" and
"—Total Compensation Elements—Long-Term Incentive
Compensation." Although it is always a challenge to
narrow down to a few measures, the Compensation
Committee chose these measures because they most
closely represent the business goals established by the
Board and management for 2025 and balance the need
for growth in business volume, earnings, and revenues;
the maintenance of disciplined underwriting and high
credit quality through prudent risk management; and
continued financial stability with the enhancement of
stockholder value. Farmer Mac believes that Earnings
(sometimes referred to as Core Earnings before Credit)
is the most important financial performance measure
tied to executive compensation. Earnings is used to
determine 25% of annual short-term incentive
compensation awards and most appropriately reflects
Farmer Mac's overall performance over the short-term.

69

Executive Compensation Governance

Cumulative three-year Earnings is also the primary
measure used to determine the vesting of performance-
based RSUs granted to the NEOs each year from 2022
through 2025.
Description of Pay Versus
Performance Relationships
Company TSR versus Peer Group TSR
Farmer Mac's five-year cumulative TSR for 2021-2025
outperformed the companies included in the S&P 500
Financial Services Index selected as the peer group.
Farmer Mac's TSR was higher in 2021 and 2022 and
significantly higher 2023-2025.
CAP versus Company TSR
The CAP for the PEO and the average CAP for the non-
PEO NEOs were aligned with Farmer Mac's TSR during
2021-2025, as fluctuations in the stock price of Farmer
Mac's Class C Non-Voting Common Stock is a significant
driver of the calculation of CAP. All those measures
decreased in 2025 compared to 2023 and 2024 compared
to 2023, following an increase in 2023 compared to
2022. All those measures also decreased from 2021 to
2022, after having increased in 2021 compared to 2020.
During 2025, Farmer Mac experienced moderate price
depreciation in the shares of its Class C Non-Voting
Common Stock from about $197 at the end of 2024 to
about $176 at the end of 2025. During 2024, Farmer
Mac experienced moderate price appreciation going
from $191 at the end of 2023 to about $197 at the end
of 2024. Farmer Mac experienced significant appreciation
in its stock price in 2021 and 2023, increasing from
about $74 at the end of 2020 to about $124 at the end
of 2021 and from about $113 at the end of 2022 to
about $191 at the end of 2023. In 2022, Farmer Mac's
stock price decreased during the calendar year. Those
changes in stock price during the five-year period were
consistent with the changes in CAP to both the PEO
and non-PEO NEOs. This relationship is by design, as
the value of Farmer Mac’s equity-based incentive
awards are tied directly to stock price in addition to the
company’s financial performance.
CAP versus Net Income and Earnings
As described in more detail in the CD&A, non-GAAP
Earnings is derived from GAAP net income attributable
to common stockholders (which is GAAP net income
less dividends paid on preferred stock and any losses
on the retirement of preferred stock), and Farmer Mac
uses Earnings as a financial metric to determine
payouts in both its short-term and long-term incentive
programs. The CAP for the PEO and the average CAP
for the non-PEO NEOs were not completely aligned with
Farmer Mac's consistently improving GAAP net income
and non-GAAP Earnings during 2021-2025. Both of
those financial metrics increased each year during the
five-year period, particularly from 2021-2023. In
contrast, the PEO's and other NEOs' CAP varied each
year during that period, increasing significantly from
2020 to 2021 but then decreasing from 2021 to 2022,
then increasing again from 2022 to 2023, and then
decreasing in 2024 compared to 2023 and decreasing
in 2025 compared to 2024. This is due in large part to
the significant emphasis that Farmer Mac places on
equity-based incentive compensation, which is sensitive
to changes in stock price as discussed in the section
above. Each of net income and Earnings may or may
not have an overall impact on CAP as calculated in
accordance with applicable rules for a variety of
reasons, including: (1) short-term incentive performance
payments, while at risk and connected to performance,
are only one component of CAP, and the other
components of CAP can, in the aggregate, have a
greater influence on the result than any one metric; and
(2) a substantial amount of the variation in year-over-
year executive CAP is tied to changes in Farmer Mac’s
stock price. Although Farmer Mac's stock price is often
positively correlated with the company's profitability and
core performance, that is not always the case. As a
result, above-target performance on the financial
measures evaluated by Farmer Mac’s short- and long-
term performance programs may be otherwise negated
by a negative trend in the share price of Farmer Mac’s
Class C Non-Voting Common Stock in the calculation of
CAP. Many factors can affect Farmer Mac's stock price
that may not be directly, indirectly, or related at all to
Farmer Mac's profitability and performance, including
trading volume, the individual decisions of investors,
and general economic and market conditions, all of
which Farmer Mac and the NEOs have no control over.

70
Certain Relationships and Related
Person Transactions

REVIEW OF RELATED PERSON TRANSACTIONS
Under SEC rules, a "related person" is a director,
executive officer, nominee for director since the
beginning of the previous fiscal year, or a greater than
5% beneficial owner of a class of Farmer Mac voting
common stock at the time of the applicable transaction,
and their immediate family members. The Board has
adopted a written Related Person Transactions
Approval Policy that is administered by the Corporate
Governance Committee. This policy applies to any
transaction or series of transactions in which Farmer
Mac or any of its subsidiaries is a participant, the
amount involved exceeds $120,000, and a "related
person" has a direct or indirect material interest. The
policy requires each director, director nominee, or
executive officer involved in such a transaction to notify
the Chief Legal Officer of each such transaction. Farmer
Mac reviews all relationships and transactions in which
Farmer Mac and a related person are participants to
determine whether those related persons have a direct
or indirect material interest. Farmer Mac's legal staff is
primarily responsible for the development and
implementation of processes and controls to obtain
information from the directors and executive officers
regarding related person transactions. Under the policy,
the Chief Legal Officer will determine whether a
transaction meets the requirements of a "related person
transaction" requiring review by the Corporate
Governance Committee. Transactions that fall
within this
definition will be referred to the Corporate Governance
Committee for approval, ratification, or other action.
Based on its consideration of all of the relevant facts
and circumstances, the Corporate Governance
Committee will decide whether or not to approve the
transaction and will approve only those transactions that
are in, or not inconsistent with, the best interests of
Farmer Mac and its stockholders. If Farmer Mac
becomes aware of an existing related person
transaction that has not been approved under this
policy, the matter will be referred to the Corporate
Governance Committee, which will then evaluate all
options available, including ratification, revision, or
termination of the transaction. A related person
transaction entered into without the Corporate
Governance Committee's pre-approval will not violate
this policy, or be invalid or unenforceable, so long as the
transaction is brought to the Corporate Governance
Committee as promptly as reasonably practical after it is
entered into. Transactions that are determined to be
directly or indirectly material to Farmer Mac or a related
person are disclosed in Farmer Mac's Proxy Statement
as required by SEC rules.

TRANSACTIONS WITH RELATED PERSONS IN 2025
From time to time, Farmer Mac purchases or commits to
purchase qualified loans, USDA-guaranteed portions of
loans, or AgVantage® securities from, or enters into
other business relationships with, institutions that own
5% or more of a class of Farmer Mac's Voting Common
Stock or that have an employee, officer, or director who
is also a member of Farmer Mac's Board. These
transactions are conducted in the ordinary course of
business, with terms and conditions comparable to
those applicable to entities unaffiliated with Farmer Mac.
To the extent these transactions involve indebtedness
issued by the related person, those transactions were
made on substantially the same terms as those
prevailing at the time for comparable loans with persons
not related to Farmer Mac and did not involve more than
the normal risk of collectability or present other
unfavorable features. Although Farmer Mac entered into
transactions with related persons in 2025, it was
determined that none of those transactions resulted in a
related person having a direct or indirect material
interest that would require disclosure as a "related
person transaction" under SEC rules.

71
Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be "soliciting material," or to be "filed" with the
SEC, and will not be deemed to be incorporated by reference into any filing by Farmer Mac under the Securities Act or the Exchange Act, except to the extent that Farmer Mac specifically requests that the information be treated as soliciting material or specifically incorporates the report by reference into a document.
The Audit Committee and the Board review the Audit Committee Charter annually and approve changes as appropriate. During 2025, the Audit Committee reviewed and recommended approval of a revised Audit Committee
Charter, which the Board approved in November 2025. The complete text of the Audit Committee Charter, which reflects standards set forth in SEC regulations and NYSE listing requirements, is available on Farmer Mac's website, www.farmermac.com, in the "Corporate Governance" portion of the "Investors" section. A print copy of the Audit Committee Charter is available free of charge upon written request to Farmer Mac's Secretary at Farmer
Mac Headquarters.
In March 2026, the Board determined that: (1) all of the directors who serve on the Audit Committee are "independent,"
as defined in Farmer Mac's Corporate Governance Guidelines, which incorporate the heightened independence requirements set forth under applicable SEC and NYSE rules for directors serving on the Audit Committee; and
(2) James Engebretsen is an "audit committee financial expert," as defined in SEC rules. Mr. Engebretsen is not an auditor or accountant for Farmer Mac, does not perform field work, and is not an employee of Farmer Mac. In accordance with the SEC's safe harbor relating to audit committee financial experts, a person designated or identified as an audit committee financial expert will not be deemed to be an "expert" for purposes of the federal securities laws.
Also, the designation or identification as an audit committee financial expert does not impose on a director any duties, obligations, or liabilities that are greater than those imposed on that director as a member of the Audit Committee and
Board in the absence of that designation or identification, and does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or Board.

72

Farmer Mac 2026 Proxy Statement

AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2025
TO OUR STOCKHOLDERS:
Management is primarily responsible for establishing
and maintaining the financial public reporting process,
including the system of internal accounting controls, and
for the preparation of Farmer Mac's consolidated
financial statements in accordance with accounting
principles generally accepted in the United States. The
Audit Committee, on behalf of the Board, monitors
Farmer Mac's financial reporting processes and
systems of internal accounting control, the
independence and performance of the independent
auditor, and the performance of the internal audit
function. Farmer Mac's independent auditor is
responsible for auditing those consolidated financial
statements and expressing an opinion as to their
conformity with generally accepted accounting
principles and on management's assessment of the
effectiveness of Farmer Mac's internal control over
financial reporting. The independent auditor will also
express its own opinion on the effectiveness of Farmer
Mac's internal control over financial reporting.
Management has represented to the Audit Committee
that Farmer Mac's audited consolidated financial
statements were prepared in accordance with
accounting principles generally accepted in the United
States. The Audit Committee reviewed and discussed
Farmer Mac's audited consolidated financial statements
with both management and Farmer Mac's independent
auditor before their issuance. The Audit Committee has
discussed with the independent auditor its evaluation of
the accounting principles, practices, and judgments
applied by management, and the Audit Committee has
discussed any items required to be communicated to it
by the independent auditor under rules and regulations
promulgated by the Securities and Exchange
Commission and the Public Company Accounting
Oversight Board (PCAOB) and the standards
established by the American Institute of Certified Public
Accountants, including matters required to be discussed
under PCAOB Auditing Standard No. 1301
(Communications With Audit Committees).
As to Farmer Mac's independent auditor, the Audit
Committee, among other things, received from
PricewaterhouseCoopers LLP the written disclosures as
required by applicable requirements of the PCAOB
regarding the independent accountants'
communications with the Audit Committee concerning
independence, and discussed with them their
independence from Farmer Mac and its management.
The Audit Committee has reviewed and pre-approved
the audit fees of the independent auditor. It also has
approved non-audit services and reviewed fees for
services to assure compliance with applicable
provisions of the Exchange Act and applicable rules and
regulations to assure compliance with the auditor
independence requirements that prohibit independent
auditors from performing specified services that might
impair their independence, as well as compliance with
Farmer Mac's and the Audit Committee's policies.
The Audit Committee discussed with Farmer Mac's
independent auditor the overall scope of and plans for
its audit. Finally, the Audit Committee continued to
monitor the scope and adequacy of Farmer Mac's
internal auditing program, including proposals for
adequate staffing and to strengthen internal procedures
and controls where appropriate.
In reliance upon these reviews and discussions, the
Audit Committee recommended to the Board of
Directors that the Board approve the inclusion of Farmer
Mac's audited consolidated financial statements in
Farmer Mac's Annual Report on Form 10-K for the fiscal
year ended December 31, 2025 for filing with the
Securities and Exchange Commission, as filed on
February 19, 2026.
Audit Committee

Charles A. Stones, Chair
James R. Engebretsen	Eric T. McKissack
Jeffrey L. Plagge	Robert G. Sexton

73
Audit Matters

AUDIT FEES
Farmer Mac incurred an aggregate of $2,000,000 in
fees for 2025 and $2,160,000 in fees for 2024 for
professional services rendered by
PricewaterhouseCoopers LLP for the audit of Farmer
Mac's 2025 and 2024 annual financial statements
included in Farmer Mac's annual reports on Form 10-K,
the audit of management's assessment of the
effectiveness of internal control over financial reporting
under Section 404 of the Sarbanes-Oxley Act of 2002,
and the review of the financial statements included in
Farmer Mac's quarterly reports on Form 10-Q during
2025 and 2024. Farmer Mac incurred $12,000 in out-of-
pocket expenses from PricewaterhouseCoopers LLP for
2025, and $16,000 for 2024, in connection with
providing these services. Reported Audit fees are those
applicable to each fiscal year's engagement.

AUDIT-RELATED FEES
Farmer Mac incurred an aggregate of $325,000 in fees for 2025 and $215,000 in fees for 2024 for the services rendered by PricewaterhouseCoopers LLP, including transactional-offering related procedure and compliance attestation reports.

TAX FEES
Farmer Mac incurred an aggregate of $187,000 in fees for 2025 and $220,000 in fees for 2024 for professional services for tax compliance, tax advice, and tax planning rendered by PricewaterhouseCoopers LLP.

ALL OTHER FEES
Farmer Mac incurred an aggregate of $2,000 in fees for 2025 and $122,000 in fees for 2024 for use of
PricewaterhouseCoopers LLP's research and analytics tools and a financial technology project pre-implementation review that occurred during 2024.

AUDIT COMMITTEE PRE-APPROVAL POLICIES
Under the Audit Committee Charter and the Audit
Committee's pre-approval policy and consistent with
SEC policies on auditor independence, the Audit
Committee considers and pre-approves, as appropriate,
all auditing and permissible non-auditing services
provided by Farmer Mac's independent auditor before
the engagement of the independent auditor for those
services. The Audit Committee handled the audit fee
negotiations associated with the retention of
PricewaterhouseCoopers LLP as Farmer Mac's
independent auditor for 2026. The Audit Committee has
delegated the authority to grant pre-approvals to the
chair of the Audit Committee if pre-approval is
necessary for business purposes and the convening of
a meeting of the Audit Committee is not practicable. The
chair’s decisions to grant any pre-approval must be
presented to the full Audit Committee at its
scheduled meetings. All of the services provided by
PricewaterhouseCoopers LLP in 2025 and 2024 were
pre-approved by the Audit Committee or the chair of the
Audit Committee, in accordance with the Audit
Committee's pre-approval policy.

74

Proposal 2	Selection of Independent Auditor

The By-Laws of Farmer Mac provide that the Audit Committee shall select Farmer Mac's independent auditor "annually in advance of the Annual Meeting of Stockholders and [that selection] shall be submitted for ratification or rejection at such meeting." The Audit Committee reviews the scope and results of the audits, the accounting principles being applied, and the effectiveness of internal controls. The Audit Committee also ensures that management fulfills its responsibilities in the preparation of Farmer Mac's financial statements.
PricewaterhouseCoopers LLP has served as Farmer
Mac's independent auditor since March 2010. In
determining whether to reappoint
PricewaterhouseCoopers LLP as Farmer Mac's
independent auditor for 2026, the Audit Committee
considered many factors, including:
•the professional qualifications of
PricewaterhouseCoopers LLP and the lead
engagement partner, including their technical
expertise and industry knowledge;
•PricewaterhouseCoopers LLP's independence from
Farmer Mac and its processes for maintaining its
independence;
•PricewaterhouseCoopers LLP's depth of
understanding of Farmer Mac's business, accounting
policies and practices, and internal control over
financial reporting;
•the quality of the Audit Committee's ongoing
discussions with PricewaterhouseCoopers LLP and
its evaluation of PricewaterhouseCoopers LLP's prior
performance;
•PricewaterhouseCoopers LLP's tenure and the
impact on Farmer Mac of changing auditors; and
•an evaluation of the lead audit partner, who the Audit
Committee ensures is rotated at least every five years
in accordance with SEC rules and
PricewaterhouseCoopers LLP's policies.
Based on these factors and in accordance with the
By-Laws, the Audit Committee has unanimously
selected and recommended to the stockholders
PricewaterhouseCoopers LLP as Farmer Mac's
independent auditor for the fiscal year ending
December 31, 2026.
This proposal is presented to the stockholders for
approval as provided in the By-Laws and in conformity
with the current practice of seeking stockholder
approval of the selection of the independent auditor.
The ratification of the appointment of
PricewaterhouseCoopers LLP as Farmer Mac's
independent auditor requires the affirmative vote of a
majority of the votes cast by the holders of shares of
Farmer Mac's Voting Common Stock entitled to vote
and represented in person or by proxy at the Meeting.
Representatives of PricewaterhouseCoopers LLP are
expected to attend the Meeting. They will have the
opportunity to make a statement if they desire to do so
and will be available to answer appropriate questions
from stockholders present at the Meeting.
The Board of Directors recommends a vote FOR the
proposal to ratify the selection of
PricewaterhouseCoopers LLP as independent
auditor for Farmer Mac for 2026. Proxies solicited by
the Board will be so voted unless holders of Farmer
Mac's Voting Common Stock specify to the contrary on
their proxies, or unless authority to vote is withheld.

75

Proposal 3	Advisory Vote to Approve the Compensation of Farmer Mac's Named Executive Officers

In accordance with SEC rules adopted under the Dodd-
Frank Act, Farmer Mac is seeking from its voting
stockholders an advisory vote to approve the
compensation of Farmer Mac's named executive
officers as described in this Proxy Statement, including
the Compensation Discussion and Analysis, the related
tabular disclosures, and the accompanying
narrative disclosures.
The Dodd-Frank Act requires Farmer Mac to hold an
advisory vote to approve the compensation of Farmer
Mac's named executive officers at least once every
three years. Consistent with the vote of its stockholders
at the 2023 Annual Meeting of Stockholders, Farmer
Mac is presenting this non-binding vote to its
stockholders on an annual basis.
Farmer Mac's executive compensation program is
designed to attract, motivate, and retain highly qualified
executive officers who are able to achieve corporate
objectives, fulfill Farmer Mac's public policy mission,
and enhance stockholder value. The Compensation
Committee believes that Farmer Mac's executive
compensation program reflects a strong
pay-for-performance philosophy that is consistent with
the risk tolerance of Farmer Mac and reflects the long-
term interests of stockholders. The Compensation
Discussion and Analysis section beginning on page 34
provides a more detailed discussion of Farmer Mac's
executive compensation philosophy and program.
The Compensation Committee believes that Farmer
Mac's executive compensation program has been
effective at attracting and retaining a high-performing
executive team that is appropriately motivated to
achieve the strategic, financial, and operational goals
established by the Board.
Voting stockholders are being asked to vote on the
following resolution:
RESOLVED, that the voting stockholders of the
Federal Agricultural Mortgage Corporation approve,
on an advisory basis, the compensation of Farmer
Mac's named executive officers, as described in this
Proxy Statement pursuant to the compensation
disclosure rules of the SEC, including the
Compensation Discussion and Analysis, the related
tabular disclosures, and the accompanying
narrative disclosures.
This advisory vote to approve the compensation of
Farmer Mac's named executive officers is not binding.
The outcome of the vote on this proposal by
stockholders will not require Farmer Mac's Board or the
Compensation Committee to take any action on Farmer
Mac's executive compensation practices. However, the
Board values the opinions of Farmer Mac's stockholders
as expressed through their votes and communications
and will consider the result of the vote when determining
future executive compensation arrangements.
Adoption of this non-binding resolution will require the
affirmative vote of a majority of the votes cast by the
holders of shares of Farmer Mac's Voting Common
Stock entitled to vote and represented in person or by
proxy at the Meeting. The Board of Directors
recommends a vote FOR adoption of the resolution
approving, on an advisory basis, the compensation
of Farmer Mac's named executive officers, as
described in this Proxy Statement, including the
Compensation Discussion and Analysis, the related
tabular disclosures, and the accompanying
narrative disclosures. Proxies solicited by the Board
will be so voted unless holders of Farmer Mac's Voting
Common Stock specify to the contrary on their proxies,
or unless authority to vote is withheld.

76
Solicitation of Proxies

Farmer Mac will pay the cost of the Meeting and the costs of soliciting proxies, including the cost of mailing the proxy materials. Farmer Mac has retained D.F. King & Co., Inc. to act as Farmer Mac's proxy solicitation firm for a fee of
$6,500 plus expenses. Besides solicitation by mail, employees of D.F. King may solicit proxies by telephone, electronic mail, or personal interview. Brokerage houses, nominees, fiduciaries, and other custodians will be requested to forward solicitation material to the beneficial owners of shares of Voting Common Stock held of record by them, and Farmer
Mac will reimburse them for their reasonable expenses.
Other Matters

In addition to the scheduled items of business set forth in this Proxy Statement, the enclosed proxy confers on the
Proxy Committee discretionary authority to vote the shares represented thereby in accordance with its members' best judgment on all other matters that may be brought before the Meeting or any adjournment or postponement thereof and matters incident to the Meeting. The Board does not know of any other matter that may properly be presented for action at the Meeting. If any other matters not known at the time this Proxy Statement was printed are properly brought before the Meeting or any adjournment or postponement of the Meeting, the Proxy Committee intends to vote proxies in accordance with its members' best judgment.
Upon written request, Farmer Mac will furnish, without charge, to each person whose proxy is being solicited a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, which includes financial statements. Written requests should be directed to Farmer Mac's Secretary at Farmer Mac Headquarters. A
copy of Farmer Mac's most recent Form 10-K is also available on its website (www.farmermac.com) in the "Financial
Information" portion of the "Investors" section. Please note that all references to www.farmermac.com in this Proxy
Statement are inactive textual references only and that the information contained on these websites is not incorporated by reference into this Proxy Statement.
The giving of your proxy will not affect your right to vote your shares personally if you attend the Meeting. In any event, it is important that you complete, sign, and return the enclosed proxy card promptly to ensure that your shares are voted.

By order of the Board of Directors, Geraldine I. Hayhurst Secretary
April 15, 2026
Washington, DC

FARMER MAC

2100 Pennsylvania Avenue, NW
Suite 450N
Washington, DC 20037
Phone: 800-879-3276

9169 Northpark Drive
Johnston, IA 50131

Phone: 866-452-2617

ANNUAL MEETING OF STOCKHOLDERS OF

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

May 14, 2026

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2025 Annual Report are available at www.farmermac.com/investors/financial-information

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

40530300000000001000 8 051426

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. Election of Directors:

☐ **FOR ALL NOMINEES** (By checking this box your votes will be cast equally for all nominees)

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES** (By checking this box your votes will not be cast for any nominees)

☐ **CUMULATE YOUR VOTE** (See instructions below)

NOMINEES:	Percent or Number of Votes
(01) James R. Engebretsen	______
(02) Lyle Logan	______
(03) Eric T. McKissack	______
(04) Jeffrey L. Plagge	______
(05) Todd P. Ware	______

INSTRUCTIONS TO CUMULATE YOUR VOTE: To cumulate your vote for one or more of the listed nominees, check the "CUMULATE YOUR VOTE" box above and tell us how you want your votes to be cumulated by specifying the allocation by percentage or number of votes in the space to the right of the nominee name(s). The cumulative number of votes you have is 5 times the number of shares of Class A Voting Common Stock you owned on March 23, 2026. All of your votes may be cast for a single nominee or may be distributed among any number of nominees.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for Farmer Mac for the fiscal year ending December 31, 2026.	☐	☐	☐
3. Proposal to approve, on an advisory basis, the compensation of Farmer Mac's named executive officers disclosed in the Proxy Statement.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in proposal 1, FOR proposal 2 and FOR proposal 3.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 14, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Geraldine I. Hayhurst, Bradford T. Nordholm, and Matthew M. Pullins and any of them, as Proxies for the undersigned and to vote all of the shares of Class A Voting Common Stock of the FEDERAL AGRICULTURAL MORTGAGE CORPORATION ("Farmer Mac") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Farmer Mac to be held at 8:00 a.m. on May 14, 2026, at the third floor conference center in Farmer Mac's headquarters located at 2100 Pennsylvania Avenue NW, Washington, DC 20037, which will be webcast at https://www.farmermac.com/investors/events-presentations/ and at any adjournment or postponement thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

May 14, 2026

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2025 Annual Report are available at www.farmermac.com/investors/financial-information

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

40530300000000001000 8 051426

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN THE ELECTION DIRECTORS, "FOR" PROPOSAL 2 , AND "FOR" PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ **FOR ALL NOMINEES** (By checking this box your votes will be cast equally for all nominees)

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES** (By checking this box your votes will not be cast for any nominees)

☐ **CUMULATE YOUR VOTE** (See instructions below)

NOMINEES:	Percent or Number of Votes
(01) Dale E. Crawford	________
(02) Amy H. Gales	________
(03) Kevin G. Riel	________
(04) Robert G. Sexton	________
(05) Daniel L. Shaw	________

INSTRUCTIONS TO CUMULATE YOUR VOTE: To cumulate your vote for one or more of the listed nominees, check the "CUMULATE YOUR VOTE" box above and tell us how you want your votes to be cumulated by specifying the allocation by percentage or number of votes in the space to the right of the nominee name(s). The cumulative number of votes you have is 5 times the number of shares of Class B Voting Common Stock you owned on March 23, 2026. All of your votes may be cast for a single nominee or may be distributed among any number of nominees.

2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for Farmer Mac for the fiscal year ending December 31, 2026. ☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Proposal to approve, on an advisory basis, the compensation of Farmer Mac's named executive officers disclosed in the Proxy Statement. ☐ FOR ☐ AGAINST ☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in proposal 1, FOR proposal 2, and FOR proposal 3.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______________ Date: ________ Signature of Stockholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 14, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Geraldine I. Hayhurst, Bradford T. Nordholm, and Matthew M. Pullins and any of them, as Proxies for the undersigned and to vote all of the shares of Class B Voting Common Stock of the FEDERAL AGRICULTURAL MORTGAGE CORPORATION ("Farmer Mac") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Farmer Mac to be held at 8:00 a.m. on May 14, 2026, at the third floor conference center in Farmer Mac's headquarters located at 2100 Pennsylvania Avenue NW, Washington, DC 20037, which will be webcast at https://www.farmermac.com/investors/events-presentations/ and at any adjournment or postponement thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

1.1 14475